USAZ Van Kampen Aggressive Growth Fund
USAZ Alliance Capital Technology Fund
USAZ Templeton Developed Markets Fund
USAZ Alliance Capital Large Cap Growth Fund
USAZ Van Kampen Growth Fund
USAZ PIMCO Renaissance Fund
USAZ PIMCO Value Fund
USAZ Van Kampen Emerging Growth Fund
USAZ Van Kampen Comstock Fund
USAZ PIMCO Growth and Income Fund
USAZ Van Kampen Growth and Income Fund
USAZ Alliance Capital Growth and Income Fund
USAZ AIM~Basic Value Fund
USAZ AIM Blue Chip Fund
USAZ AIM Dent Demographic Trends Fund
USAZ AIM International Equity Fund
USAZ Oppenheimer Emerging Growth Fund
USAZ Money Market Fund

USAllianz VIP Funds

Annual Report

December 31, 2002

[PHOTO]

[USALLIANZ FUNDS LOGO]

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

                               TABLE OF CONTENTS

                     USAZ Van Kampen Aggressive Growth Fund
                                     Page 2

                     USAZ Alliance Capital Technology Fund
                                     Page 4

                     USAZ Templeton Developed Markets Fund
                                     Page 6

                  USAZ Alliance Capital Large Cap Growth Fund
                                     Page 8

                          USAZ Van Kampen Growth Fund
                                    Page 10

                          USAZ PIMCO Renaissance Fund
                                    Page 12

                             USAZ PIMCO Value Fund
                                    Page 14

                      USAZ Van Kampen Emerging Growth Fund
                                    Page 16

                         USAZ Van Kampen Comstock Fund
                                    Page 18

                       USAZ PIMCO Growth and Income Fund
                                    Page 20

                     USAZ Van Kampen Growth and Income Fund
                                    Page 22

                  USAZ Alliance Capital Growth and Income Fund
                                    Page 24

                           USAZ AIM Basic Value Fund
                                    Page 26

                            USAZ AIM Blue Chip Fund
                                    Page 28

                     USAZ AIM Dent Demographic Trends Fund
                                    Page 30

                       USAZ AIM International Equity Fund
                                    Page 32

                     USAZ Oppenheimer Emerging Growth Fund
                                    Page 34

                             USAZ Money Market Fund
                                    Page 36

                       Schedules of Portfolio Investments
                                    Page 37

                      Statements of Assets and Liabilities
                                    Page 74

                            Statements of Operations
                                    Page 78

                      Statements of Changes in Net Assets
                                    Page 82

                         Notes to Financial Statements
                                    Page 90

                              Financial Highlights
                                    Page 100

                          Independent Auditors' Report
                                    Page 102

                              Independent Trustees

   USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Aggressive Growth Fund and Van Kampen Investment Advisory Corp. serves as Specialist Manager to the Fund.

Van Kampen Investment Advisory Corp. is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen's assets under management or supervision as of December 31, 2002 were more than $73 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2002?
The Fund posted a total return of -32.35% during the period. That compared to a -27.41% and -29.09% total return for the Fund's benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, respectively.

WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD? The year 2002 was another difficult one for stocks as many major market indices turned in negative returns for the third consecutive year. Global tensions, mistrust of corporate financial statements and continued economic uncertainty contributed to poor market sentiment. Stocks rallied during the fourth quarter, but those gains were not sufficient to compensate for losses during the rest of the period. Mid-cap stocks lagged the performance of shares of larger companies.

HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?
The Fund continued to seek companies with rising earnings expectations and rising valuations. Finding suitable opportunities was challenging as few stocks displayed both characteristics and many displayed neither. We aimed to reduce the Fund's risk by keeping sector weightings roughly in line with the market, and by holding a larger than normal number of companies in the portfolio. This proved to be prudent given the number of high-profile poor performers in sectors such as telecommunications and media.

We avoided shares of lower-quality companies, although such stocks led the fourth-quarter market rally. We prefer to invest in companies that generate their own cash flow, and do not rely solely on the markets or banks for financing.

The portfolio avoided utility stocks and it under-weighted shares of telecommunication services firms. We feel those sectors suffered from too much debt and poor pricing power. Those decisions helped the Fund's performance. The Fund also benefited from the decision to maintain a relatively small stake in the technology sector, which performed poorly. We believe strong stock selection in the telecommunications and healthcare sectors helped the Fund. The magnitude of the decline in some individual technology issues hurt the Fund's relative performance.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND STOCK MARKET DURING THE COMING MONTHS? Economic data released in the middle of the fourth quarter was generally more favorable, reducing concerns about the potential for a "double-dip" recession in the U.S. We feel the Fed's decision to reduce the discount rate in November should also help the economy. That said, there is still the risk that a slowdown in consumer spending or lack of growth in corporate spending could put a damper on economic growth. Meanwhile, global tensions continue to weigh on the markets. We are cautiously optimistic, however, it seems likely that economic growth, corporate profit growth, and stock market returns will be modest.

In that uncertain environment, we expect to maintain the sector-neutral diversification of the portfolio. We intend to increase our investment in attractively-valued smaller-cap companies, because, we believe, smaller companies are relatively nimble and are likely to benefit more from today's cheap bank financing. Moreover, historically shares of small companies have tended to outperform large-cap stocks during past economic recoveries.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks or other equity securities, including preferred stocks and convertible securities, that the Fund's Specialist Manager believes have an above-average potential for capital growth.

GROWTH OF A $10,000 INVESTMENT
GROWTH CHART

                                                     USAZ VAN KAMPEN          RUSSELL MIDCAP GROWTH        RUSSELL 2500 GROWTH
                                                 AGGRESSIVE GROWTH FUND               INDEX                       INDEX
                                                 ----------------------       ---------------------        -------------------
5/1/01                                                    10000                       10000                       10000
5/01                                                       9740                        9953                       10290
6/01                                                       9390                        9958                       10523
9/01                                                       7140                        7190                        7674
12/01                                                      8100                        9136                        9662
3/02                                                       7690                        8974                        9377
6/02                                                       6680                        7335                        7817
9/02                                                       5670                        6075                        6327
12/02                                                      5480                        6632                        6851

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR     (5/1/01)
                                       ---------------------------------------------------------------
                                       USAZ Van Kampen Aggressive Growth Fund      -32.35%    -30.23%
                                       ---------------------------------------------------------------
                                       Russell Midcap Growth Index                 -27.41%    -21.84%
                                       ---------------------------------------------------------------
                                       Russell 2500 Growth Index                   -29.09%    -20.30%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell Midcap Growth Index and the Russell 2500 Growth Index. The Russell Midcap Growth Index measures the performance of individual securities found in the Russell Midcap universe with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ ALLIANCE CAPITAL TECHNOLOGY FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Alliance Capital Technology Fund and Alliance Capital Management L.P. serves as Specialist Manager to the Fund.

Alliance Capital Management L.P., is a leading global investment management firm supervising client accounts with assets as of December 31, 2002 of more than $455 billion.

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002? The Fund lost 41.13% during 2002. That return compared to a 40.4% loss for the Fund's benchmark the Goldman Sachs Technology Index, a 43.01% decline for the Lipper Science and Technology Funds Average, and a 31.53% loss for the Nasdaq Composite Index.(1)

WHAT WERE CONDITIONS LIKE IN THE ECONOMY, THE STOCK MARKET AND THE TECHNOLOGY SECTOR DURING THE PERIOD?
The year began on a hopeful note, as investors expected the economy to deliver stronger growth and rebound in technology spending. We positioned the Fund conservatively, with 25% of assets in shares of semiconductor firms, 20% in software stocks and 20% in computer services.*

Technology firms' earnings outlook did not improve, and their stocks fell more than 50% during the six months from April through September. The Fund was hurt by slowing growth at debit and credit-card processing firm Concord EFS. Performance was hurt by troubles at systems management and services firm EDS. The Fund did not own the firm's shares, but EDS' problems caused investors to sell other stocks in the sector as well. The Fund's stake in semiconductor stocks hurt performance, as that industry suffered from uncertainty about demand. The Fund's large positions in computer-game maker Electronic Arts (2.13% of net assets) and online auction company eBay (1.04%) helped improve performance, as both companies posted strong growth despite the weak economy.*

The Fund's conservative bias hurt returns relative to its benchmark during the fourth quarter, as more-aggressive stocks led the stock market rebound. The Fund performed relatively well during December, however, as investors again became more cautious.

WHAT IS YOUR OUTLOOK FOR TECHNOLOGY STOCKS?
We believe the worst is behind us. We do not expect to see major earnings disappointments going forward and we believe technology stocks should show better performance than during the past year. During the current year we have positioned the Fund somewhat more aggressively to take advantage of that environment, We have reduced the Fund's stake in computer services stocks to 17% of assets, and have increased the stake in software stocks from 19% to 22% for the 12 month period. In software, we are focusing on shares of firms that should see the first benefits from a pick-up in capital spending, including security and enterprise software. We are also adding to positions in telecommunications equipment makers and cable firms.*

That said, the Fund is still positioned somewhat conservatively relative to its benchmark. Although the environment appears to be improving, we will watch capital spending and earnings trends for signs of further setbacks.

(1)The Nasdaq Composite Index is an unmanaged market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts. The Lipper Science and Technology Funds Average is an average of managed mutual funds found in the Science and Technology category that invests 65% of its equity portfolio in science and technology stocks. Investors cannot invest directly in an index, although they can invest its underlying securities or funds.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

   USAZ ALLIANCE CAPITAL TECHNOLOGY FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its net assets in securities of technology companies.

GROWTH OF A $10,000 INVESTMENT
GROWTH CHART

                                                                   USAZ ALLIANCE CAPITAL             GOLDMAN SACHS TECHNOLOGY
                                                                      TECHNOLOGY FUND                         INDEX
                                                                   ---------------------             ------------------------
11/5/01                                                                    10000                              10000
12/01                                                                      10770                               9823
3/02                                                                       10200                               9107
6/02                                                                        7680                               8750
9/02                                                                        5620                               6377
12/02                                                                       6340                               7775

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR    (11/5/01)
                                       ---------------------------------------------------------------
                                       USAZ Alliance Capital Technology Fund       -41.13%    -32.64%
                                       ---------------------------------------------------------------
                                       Goldman Sachs Technology Index              -40.40%    -31.54%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is measured against the Goldman Sachs Technology Index, an unmanaged index that represents the performance of U.S.-based technology companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ TEMPLETON DEVELOPED MARKETS FUND(+)

USAllianz Advisers, LLC serves as the Manager for the USAZ Templeton Developed Markets Fund and Templeton Investment Counsel, LLC serves as Specialist Manager to the Fund.

Templeton Investment Counsel, LLC is a wholly owned subsidiary of Franklin Resources, Inc. Templeton's assets under management as of December 31, 2002 were more than $18 billion.

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002? The Fund returned -13.90% for the period. That compared to a -15.66% return for the Fund's benchmark the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index.

WHAT CONDITIONS AFFECTED DEVELOPED MARKETS DURING THE PERIOD?
The economic environment in the developed markets was extremely volatile during the period. Most markets finished the period with losses, although some regions benefited from a stock market rebound late in the period. Germany's stock market was especially weak, falling almost 33%. That was due to severely depressed economic activity in Germany, which reflected high wage rates and unionized labor forces, which make it difficult for companies to make labor cutbacks. Market indices in Sweden and Finland were down around 30% because of heavy weightings in telecommunications stocks.

The traditional defensive sectors (staples, energy, and utilities) were relatively strong. Telecom and technology stocks were the worst performers, as their once-lofty valuations continued to unwind due to depressed capital spending and continued overcapacity. Healthcare stocks, which usually are defensive investments, did not perform that well during the period. Pharmaceutical stocks were under pressure from generic name brands of their drugs and regulatory concerns about pricing issues in that industry.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
Our country allocations were relatively stable, with modest changes that were largely due to the various markets' relative performance. We slightly reduced our Asia exposure from 18% of net assets to around 17%, and trimmed our Hong Kong stake from 8% to 6%. Australia and New Zealand stayed constant at around 6% of assets. Our Europe weighting moved slightly higher from 67% to 68% at the end of the period. We were overweight in Finland, where energy conglomerate Fortrum did well. We were under-weight in Germany, with about an 8% exposure, which rose to 9% as we took advantage of the falling market to add shares of attractively valued companies. Our exposure in the Netherlands fell from 8% to 7% of assets during the period, thanks to the underperformance of that market. Our exposure to the UK declined from 19% to 18% of assets.*

We held around 11% of the Fund's assets in consumer discretionary stocks (durables, auto, retail, etc.), with around 5% in consumer staples. Energy stocks rose from 9% to 12% of the portfolio and healthcare stocks rose from around 6.5% and 7.5%. Our weighting in the materials sector climbed from 6% to 11%.*

Financial stocks fell from 24% to 21% of the Fund's assets, due to relatively poor performance by insurance stocks, and industrial stocks declined from 21% to 16%. The Fund's exposure to telecommunications shares dropped from 6.5% to 5.5% of assets, while utilities declined from 7% to 6% of the portfolio. Information technology stayed at around 5% despite under-performance in that sector, because we added to our holdings as the sector sold at more attractive valuations.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND STOCK MARKETS IN DEVELOPED MARKETS?
We are cautiously optimistic. The global economy depends on a recovery in the U.S. and Europe. The markets are not extremely cheap, so individual stocks should drive performance. We will continue to seek shares that are undervalued based on cash flow, earnings growth and similar measures over the next four or five years. In particular, we will look to increase the Fund's exposure to telecommunications and technology, where share prices seem to fully reflect the collapse in demand. Shares of high-quality insurance companies also look attractive.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

(+)International investing involves increased risk and volatility. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ TEMPLETON DEVELOPED MARKETS FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its net assets in equity securities of companies located in any developed country outside the United States.

GROWTH OF A $10,000 INVESTMENT
GROWTH CHART

                                                                  USAZ TEMPLETON DEVELOPED
                                                                        MARKETS FUND                     MSCI EAFE INDEX
                                                                  ------------------------               ---------------
11/5/01                                                                    10000                              10000
11/01                                                                      10130                              10369
12/01                                                                      10250                              10430
3/02                                                                       10423                               9876
6/02                                                                       10459                              10553
9/02                                                                        8432                               9248
12/02                                                                       8825                               8768

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR    (11/5/01)
                                       ---------------------------------------------------------------
                                       USAZ Templeton Developed Markets Fund       -13.90%    -10.27%
                                       ---------------------------------------------------------------
                                       MSCI EAFE Index                             -15.66%    -10.66%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ ALLIANCE CAPITAL LARGE CAP GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Alliance Capital Large Cap Growth Fund and Alliance Capital Management L.P. serves as Specialist Manager to the Fund.

Alliance Capital Management L.P. is a leading global investment management firm supervising client accounts with assets as of December 31, 2002 of more than $455 billion.

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002?
The Fund delivered a total return of -30.70% during the period. That compares to a -27.88% return for the Fund's benchmark the Russell 1000 Growth Index.

WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD? It was a very difficult period for the economy. Consumer spending remained strong, but corporate spending was very weak. The Fed lowered interest rates to try to boost economic growth; however, those rate cuts failed to spark a robust recovery. Investor confidence suffered due to several factors, including geopolitical concerns in Iraq and North Korea and corporate accounting scandals at firms such as Enron and Worldcom.

The Fed's aggressive easing policy aided earnings for interest-rate sensitive companies, such as carmakers, and boosted the housing market. However, many stocks suffered from investors' extreme risk aversion, and even high-quality stocks fell, particularly those with high valuations. Large-cap growth stocks lagged the overall market until late in 2002.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
The Fund's underweight position in technology stocks helped relative performance, since such stocks performed poorly during much of the period. Our stock selection in the health-care sector also boosted performance. UnitedHealth Group, Inc. (1.91% of net assets) in particular performed well. However, the Fund was hurt by its exposure to Tenet Healthcare which suffered during the period after the company became embroiled in an accounting scandal. Our overweight position in financial services stocks helped the Fund, although shares of some companies that benefit from rising stock markets lagged. We reduced the Fund's retail holdings, taking profits on stocks such as Kohl's Corp. (3.99%) and Walgreen Co. (1.86%). We decided to scale back the Fund's retail holdings because we believe that consumer spending will begin to slow.*

We avoided utility stocks, because those shares typically do not offer the growth characteristics we look for. That underweight position hurt relative performance, as such stocks did well during the period. The bulk of the Fund's holdings -- nearly 70% -- outperformed our benchmark during the period.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET GOING FORWARD?
We expect to see low nominal Gross Domestic Product(1) growth in the coming months, with continued pressure on firms' pricing power. We also expect to see declining consumer spending balanced by increased corporate spending.

The stock market's declines have led to very attractive valuations, especially in the health care and financial services sectors. We will continue to seek out opportunities to invest in shares of high-quality growth companies with strong balance sheets.

(1)The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ ALLIANCE CAPITAL LARGE CAP GROWTH FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in equity securities, which include common stocks, and other equity securities of U.S. companies with market capitalizations of at least $5 billion at the time of investment.

GROWTH OF A $10,000 INVESTMENT
GROWTH CHART

                                                                   USAZ CAPITAL LARGE CAP
                                                                        GROWTH FUND                 RUSSELL 1000 GROWTH INDEX
                                                                   ----------------------           -------------------------
11/5/01                                                                    10000                              10000
11/01                                                                      10470                              10961
12/01                                                                      10550                              10940
3/02                                                                       10005                              10747
6/02                                                                        8393                               9787
9/02                                                                        7151                               8191
12/02                                                                       7311                               7890

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR    (11/5/01)
                                       ---------------------------------------------------------------
                                       USAZ Alliance Capital Large Cap Growth
                                         Fund                                      -30.70%    -23.78%
                                       ---------------------------------------------------------------
                                       Russell 1000 Growth Index                   -27.88%    -18.39%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell 1000 Growth Index which is an unmanaged index that measures performance of individual securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ VAN KAMPEN GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Growth Fund and Van Kampen Investment Advisory Corp. serves as Specialist Manager to the Fund.

Van Kampen Investment Advisory Corp. is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen's assets under management or supervision as of December 31, 2002 were more than $73 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2002?
The Fund returned -24.25% during the period. The Fund's benchmark the S&P 500 Index, delivered a total return of -22.09%.

WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD? Many major stock market indices declined for the third consecutive year. Corporate scandals, geopolitical tensions and continued economic uncertainty contributed to losses. Stocks rallied during the fourth quarter, although not enough to compensate for losses during the rest of the period.

HOW HAVE YOU RESPONDED TO THAT ENVIRONMENT?
We have structured the portfolio with a "barbell" approach -- approximately 40% of the portfolio was allocated to less economically sensitive companies, 40% to more aggressive, economically cyclical holdings, and 20% to companies that fall between the two sectors. We believe this is an appropriate mix until a clearer picture of the economic recovery emerges.*

The portfolio is over-weighted in the consumer discretionary and consumer staples sectors, and holds a significant overweight in financials. The portfolio is moderately underweight in energy, healthcare, industrials and materials, with a more significant underweight in telecommunications.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET GOING FORWARD? Encouraging economic data released in the middle of the fourth quarter helped to squelch worries about a "double dip" recession in the U.S. The Fed's November rate cut provided additional positive news. However, there is still a risk that consumer spending will slow or that corporate spending will not accelerate in the coming year. In addition, current global tensions have continued to weigh on the markets. While we are cautiously optimistic, we believe that economic growth, corporate profits, and stock price returns should be modest.

We hold more than 100 stocks in the portfolio in order to reduce the risk associated with any individual company. Given our moderate expectations for the markets and the economy, we believe fundamental research, active management, and the Fund's discipline may be rewarded when the market begins to focus on company fundamentals.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ VAN KAMPEN GROWTH FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks and other equity securities of growth companies.

GROWTH OF A $10,000 INVESTMENT
GROWTH CHART

                                                                   USAZ VAN KAMPEN GROWTH
                                                                            FUND                       S&P 500 STOCK INDEX
                                                                   ----------------------              -------------------
5/1/01                                                                     10000                              10000
5/01                                                                       10130                              10067
6/01                                                                        9900                               9822
9/01                                                                        8070                               8380
12/01                                                                       9610                               9276
3/02                                                                        9630                               9302
6/02                                                                        8460                               8056
9/02                                                                        7130                               6665
12/02                                                                       7260                               7227

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR     (5/1/01)
                                       ---------------------------------------------------------------
                                       USAZ Van Kampen Growth Fund                 -24.25%    -17.30%
                                       ---------------------------------------------------------------
                                       S&P 500 Stock Index                         -22.09%    -17.72%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the S&P 500 Stock Index, an unmanaged index that represents the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ PIMCO RENAISSANCE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ PIMCO
Renaissance Fund and PIMCO Equity Advisors, LLC serves as Specialist Manager to the Fund.

PIMCO Equity Advisors, LLC and its subsidiaries had as of December 31, 2002 approximately $320 billion assets under management.

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002? The Fund returned -25.08% during the 12 months ended December 31, 2002. That compares to a -9.64% return for the Fund's benchmark the Russell MidCap Value Index.

WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD? We experienced moderate economic growth during the period, but much of that growth was driven by relatively high levels of consumer spending. Aggressive fiscal and monetary policy by the Fed kept interest rates at 40-year lows. Those low rates led to attractive refinancing and loan opportunities for consumers. Stock market performance was held back by fundamental issues including weak capital spending and low investor confidence, which stemmed from highly-publicized accounting scandals and a potential war in Iraq.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
The Fund had heavy exposure to cyclical stocks in the beginning of the period. That investment hurt performance, as the strong economic rebound we expected did not materialize. Investors became concerned that the economy again would enter recession.*

The Fund also held an overweight position relative to the Fund's benchmark in basic materials, producer durables and energy stocks. Many stocks in those sectors maintained solid earnings during the period, which helped performance. Commodity price gains and high demand in the industry helped the Fund's energy investments. The Fund also benefited from its exposure to healthcare stocks, particularly HMOs such as Aetna and PacifiCare Health Systems, Inc., (0.90% of net assets). Shares of these companies performed well, as the firms were able to raise prices faster than medical inflation.*

The Fund was hurt by its exposure early in the period to technology stocks, especially shares of electronic manufacturing services stocks such as Sanmina-SCI Corp. (3.36%). Technology stocks performed well late in the period, but that rally did not fully make up for earlier losses.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET GOING FORWARD?
We are very optimistic about the prospects for the economy and the stock market in the coming months. Stock valuations have come down to more modest levels, and corporate earnings may rebound more sharply than some observers expect. We believe technology stocks will perform well in such an environment. We also remain bullish on natural gas and oil stocks as supply for these products will likely continue to fall short of demand in a recovering economy.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ PIMCO RENAISSANCE FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve.

GROWTH OF A $10,000 INVESTMENT
GROWTH CHART

                                                                USAZ PIMCO RENAISSANCE FUND         RUSSELL MIDCAP VALUE INDEX
                                                                ---------------------------         --------------------------
11/5/01                                                                    10000                              10000
12/01                                                                      11020                              11143
3/02                                                                       11733                              12024
6/02                                                                       10142                              11462
9/02                                                                        7143                               9404
12/02                                                                       8256                              10069

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR    (11/5/01)
                                       ---------------------------------------------------------------
                                       USAZ PIMCO Renaissance Fund                 -25.08%    -15.30%
                                       ---------------------------------------------------------------
                                       Russell MidCap Value Index                   -9.64%      0.59%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell MidCap Value Index, an unmanaged index that measures the performance of the securities found in the Russell Midcap universe, with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ PIMCO VALUE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ PIMCO Value Fund and PIMCO Equity Advisors, LLC serves as Specialist Manager to the Fund.

PIMCO Equity Advisors, LLC and its subsidiaries had as of December 31, 2002 approximately $320 billion in assets under management.

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002? The Fund returned -24.90% during the period ended December 31, 2002. That compared to a -15.52% return for the Fund's benchmark the Russell 1000 Value Index.

WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD? The economy grew at a modest rate during the period, but relatively strong consumer spending drove much of that growth. The Fed's aggressive monetary policy kept interest rates at 40-year lows. Those low rates led to attractive refinancing and loan rates, which benefited consumers. Meanwhile, stocks suffered from weak earnings and capital spending combined with accounting scandals and concerns over a potential war in Iraq.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
The Fund held an overweight position relative to its benchmark in healthcare stocks, as such stocks offered attractive valuations and solid pricing power. The Fund was hurt by its exposure to technology stocks during the period, however, benefited from its investment in Hewlett-Packard Co. (4.03% of net assets). We also found an opportunity in oil services firm Halliburton Co. (3.36%), whose stock was selling at very attractive valuations. We sold much of our position later in the period and took profits.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET GOING FORWARD?
We are optimistic about prospects for the economy and stock prices. Stock valuations have declined significantly, and many equities trade at very attractive prices. An improving economy may help technology stocks perform well. We remain bullish on natural gas and oil stocks as supply for these products continue to fall short of demand.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ PIMCO VALUE FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investments and below-average valuations whose business fundamentals are expected to improve.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                                   USAZ PIMCO VALUE FUND             RUSSELL 1000 VALUE INDEX
                                                                   ---------------------             ------------------------
11/5/01                                                                    10000                              10000
11/01                                                                      10610                              10581
12/01                                                                      10963                              10831
3/02                                                                       11841                              10747
6/02                                                                        9987                              10887
9/02                                                                        7186                               9355
12/02                                                                       8233                               9149

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR    (11/5/01)
                                       ---------------------------------------------------------------
                                       USAZ PIMCO Value Fund                       -24.90%    -15.52%
                                       ---------------------------------------------------------------
                                       Russell 1000 Value Index                    -15.52%     -7.34%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell 1000 Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ VAN KAMPEN EMERGING GROWTH FUND (FORMERLY KNOWN AS USAZ AMERICAN GROWTH
FUND)

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Emerging Growth Fund and Van Kampen Asset Management Inc. serves as Specialist Manager to the Fund.

Van Kampen Asset Management Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen's assets under management or supervision as of December 31, 2002 were more than $73 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2002?
The Fund delivered a total return of -32.32% during the period. That compares to a -27.88% return for the Fund's benchmark the Russell 1000 Growth Index.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUND?
Accounting scandals, economic concerns, and global tensions weighed heavily on the stock market throughout the year. Weak corporate capital expenditures hindered the economic recovery, while mistrust of corporate financial statements and poor corporate earnings hurt the stock market. Growth stocks remained out-of-favor and equity markets continued to focus on non-economic factors, making for an especially difficult year for emerging growth stocks.

The last quarter of the year saw a significant shift in market sentiment with the beginning of a substantial stock rally in early October. Technology and telecommunications stocks led the rally, which also benefited many depressed shares of lower-quality companies. Even so, many of the major stock market indices delivered negative returns for the third consecutive year.

HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?
We maintained a portfolio broadly diversified across sectors. We reduced the Fund's investment in the consumer discretionary sector in July amid rising concerns about slower consumer spending, although that stake remained substantial. We modestly increased the Fund's allocation to technology early in the third quarter, because we believed that stock valuations had declined further than warranted by company fundamentals.*

The Fund focuses on growth stocks with positive projected earnings. These stocks outperformed late in the third quarter, however, lagged in the early phase of the market rally. We continued to avoid the lower-quality stocks that led the market rally, because the underlying companies lacked strong finances. We prefer companies that generate their own cash flow and do not rely solely on the markets or banks for financing.

HOW WILL YOU MANAGE THE FUND GOING FORWARD?
Encouraging economic data released during the fourth quarter reduced concerns about the potential for a "double-dip" recession. We feel the Fed's decision to reduce the discount rate in November also provided fuel for a recovery.

That said, any weakness in consumer and corporate spending could dampen hopes for a rebound in the economy and the stock market. Meanwhile, global tensions continue to weigh on the markets. We believe that economic and corporate profit growth as well as stock market returns will be modest.

We will continue to use a bottom-up stock evaluation process to find undervalued shares of well-established firms. We will also maintain our strategy of selling those stocks when they reach the price that, according to our analysis, reflects the shares' full value.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ VAN KAMPEN EMERGING GROWTH FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval.
The Fund normally invests at least 65% of its total assets in equity securities of emerging growth companies.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                                  USAZ VAN KAMPEN EMERGING
                                                                        GROWTH FUND                    RUSSELL 1000 GROWTH
                                                                  ------------------------             -------------------
5/1/01                                                                    10000.00                           10000.00
5/01                                                                      10120.00                           10000.00
6/01                                                                       9740.00                            9625.00
9/01                                                                       8360.00                            7756.00
12/01                                                                      9220.00                            8931.00
3/02                                                                       8760.00                            8700.00
6/02                                                                       7540.00                            7075.00
9/02                                                                       6410.00                            6011.00
12/02                                                                      6240.00                            6440.00

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR     (5/1/01)
                                       ---------------------------------------------------------------
                                       USAZ Van Kampen Emerging Growth Fund        -32.32     -24.59%
                                       ---------------------------------------------------------------
                                       Russell 1000 Growth Index                   -27.88%    -23.20%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell 1000 Growth Index, an unmanaged index that measures the performance of individual securities found in the Russell universe with higher price-to-book and higher forecasted growth values. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ VAN KAMPEN COMSTOCK FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Comstock Fund and Van Kampen Asset Management, Inc. serves as Specialist Manager to the Fund.

Van Kampen Asset Management, Inc. is a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen's assets under management or supervision as of December 31, 2002 were more than $73 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2002?
The Fund delivered a total return of -19.87% during the period. That compares to a -22.09% and -20.85% total return for the Fund's benchmarks, the S&P 500 Index and the S&P 500/ BARRA Value Index.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUND?
Many major stock market indices delivered negative returns for the third consecutive year. Global tensions, mistrust of corporate financial statements and continued economic uncertainty were all factors in the poor performance of the market. Stocks rallied during the fourth quarter, however those gains were not sufficient to compensate for losses during the remainder of the year.

The three primary contributors to the portfolio's performance for the year were stock selection and overweight in the energy sector, stock selection in the materials sector, and overweight in the consumer staples sector. The key detractors from performance during the year were telecommunication services, information technology, and utilities. Telecommunications, in particular, was hit extremely hard as companies struggled with too much debt and limited pricing power. The utilities group suffered from similar problems. The information technology sector was handcuffed by low capital expenditures.

HOW DID YOU MANAGE THE PORTFOLIO IN THAT ENVIRONMENT?
We increased our allocation to the healthcare sector during the year. We invested in large pharmaceutical companies whose valuations became very attractive after the stocks were oversold amid investor concerns about patent expirations.*

The portfolio is significantly underweight in financial companies, as it has been throughout year. Our primary concerns in this area include default issues and lack of attractive valuations. We did increase our financial services stake somewhat in the latter part of 2002, but will probably maintain our underweight position in the short run.*

We maintain a slight overweight in telecommunications and technology shares, however, we have reduced our allocation to utilities and slightly reduced our holdings of consumer discretionary and energy stocks.*

HOW WILL YOU MANAGE THE FUND GOING FORWARD?
We are cautiously optimistic about stock performance in the coming year despite economic concerns and global tensions that still weigh on the market. During this past year, many companies reduced costs and inventories in order to increase operating earnings and improve their positioning for an economic recovery. This could help to turn the market upward; however, we still believe corporate profits and stock price returns will be modest. One wild card is the recently announced Bush tax package. Approximately half of the package's total cost is targeted toward getting investors back into the stock market. If taxes on stock dividends are reduced or eliminated as proposed, it could be a positive for the market, particularly large-cap companies with the capability of paying or raising dividends.

That said, we do not attempt to make major calls about the direction of the stock market or the overall economy. Instead, we will continue to use a bottom-up stock evaluation process to find undervalued shares of well-established firms. We will also maintain our strategy of selling those stocks when they reach the price that, according to our analysis, reflects the shares' full value.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ VAN KAMPEN COMSTOCK FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek capital growth and income through investing in equity securities, including common stock, preferred stocks and convertible securities. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 65% of its total assets in common stocks. In selecting securities for investment, the Fund focuses primarily on the security's potential for capital growth and income.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                     USAZ VAN KAMPEN                                       S&P/BARRA 500 VALUE
                                                      COMSTOCK FUND            S&P 500 STOCK INDEX                INDEX
                                                     ---------------           -------------------         -------------------
5/1/01                                                    10000                       10000                       10000
5/01                                                      10350                       10067                       10105
6/01                                                      10070                        9822                        9777
9/01                                                       8820                        8380                        8193
12/01                                                      9437                        9276                        8845
3/02                                                       9813                        9302                        8962
6/02                                                       8435                        8056                        8009
9/02                                                       6837                        6665                        6370
12/02                                                      7562                        7227                        7001

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR     (5/1/01)
                                       ---------------------------------------------------------------
                                       USAZ Van Kampen Comstock Fund               -19.87%    -15.40%
                                       ---------------------------------------------------------------
                                       S&P 500 Stock Index                         -22.09%    -17.72%
                                       ---------------------------------------------------------------
                                       S&P 500/BARRA Value Index                   -20.85%    -19.26%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the S&P 500 Stock Index and the S&P 500/BARRA Value Index. The S&P 500 Stock Index represents the performance of the large-capitalization equity market. The S&P 500/BARRA Value Index consists of firms with lower price-to-book ratios. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ PIMCO GROWTH AND INCOME FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ PIMCO Growth and Income Fund and PIMCO Equity Advisors, LLC. serves as Specialist Manager to the Fund.

PIMCO Equity Advisors, LLC and its subsidiaries had as of December 31, 2002 approximately $320 billion assets under management.

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002? The Fund returned -18.88%, compared to a loss of 22.09% for its benchmark the S&P 500 Stock Index.

WHAT WAS THE ENVIRONMENT FOR STOCK MARKET INVESTORS DURING THE PERIOD?
Economic growth was weak to moderate throughout the year, corporate profits suffered in that environment. Corporate accounting scandals in the U.S. as well as geopolitical crises in the Middle East, Venezuela and North Korea compounded those factors. Therefore, investors were net sellers of stocks during much of the year. Technology was the worst performing sector, as companies in that industry continued to suffer from low capital spending. Stocks rebounded in October and November, as investors took advantage of low valuations.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
We invested in defense stocks such as Lockheed Martin Corp. (2.35% of net assets), that stand to benefit from increased defense spending. During the first half of the year the Fund benefited from investments in high-quality consumer stocks such as Kraft, and from the Fund's stake in real estate investment trusts (REITs), which offered very attractive yields. The Fund's underweight position in technology stocks also helped to boost its relative performance during this period. Meanwhile, our focus on high-quality firms with strong balance sheets helped us avoid stocks of companies that suffered from accounting scandals.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET?
We are optimistic that economic growth will pick up, and that recovering corporate profits will fuel gains in the stock market. We believe that the proposal to eliminate taxes on stock dividends could benefit the stocks, especially stocks that pay high dividends -- including the ones that comprise half of this Fund's portfolio. Favorable tax treatment for dividends could also induce some cash-rich companies -- such as Microsoft -- to begin issuing dividends. We will continue to focus on shares of high-quality companies that offer either solid growth potential or attractive dividend yields.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ PIMCO GROWTH AND INCOME FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in common stocks of companies with market capitalizations of at least $1 billion at the time of investment.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                                   USAZ PIMCO GROWTH AND
                                                                        INCOME FUND                    S&P 500 STOCK INDEX
                                                                   ---------------------               -------------------
11/5/01                                                                    10000                              10000
11/01                                                                       9990                              10767
12/01                                                                      10163                              10861
3/02                                                                       10353                              10703
6/02                                                                        9446                              10231
9/02                                                                        8085                               8698
12/02                                                                       8244                               8462

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR    (11/5/01)
                                       ---------------------------------------------------------------
                                       USAZ PIMCO Growth and Income Fund           -18.88%    -15.41%
                                       ---------------------------------------------------------------
                                       S&P 500 Stock Index                         -22.09%    -13.34%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the S&P 500 Stock Index, an unmanaged index that represents the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ VAN KAMPEN GROWTH AND INCOME FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Van Kampen Growth and Income Fund and Van Kampen Asset Management Inc. serves as Specialist Manager to the Fund.

Van Kampen Asset Management Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. Van Kampen's assets under management or supervision as of December 31, 2002 were more than $73 billion. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002? The Fund returned -14.71% during the period, compared to a -15.52% and -22.09% total return for its benchmarks, the Russell 1000 Index and S&P 500 Index, respectively.

WHAT WAS THE ENVIRONMENT LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD?
Conditions were very unfavorable in the market during the period. Corporate profits were flat or declining, and stock prices fell during much of the period. The stock market finished in negative territory for the third year in a row. Economic growth was weak, with most growth coming from consumer spending rather than corporate spending. Interest rates fell to historic lows as the Fed tried to spur economic growth. The Fed's most recent rate cut did not influence the market, however, did help consumers, who took advantage of favorable rates to refinance mortgages and make large purchases.

Large-cap value on average outperformed large-cap growth and small-cap growth (though small-cap value performed slightly better than large-cap value). Growth stocks were considered overvalued and, therefore, more risky. Investors looking for more conservative types of investments in the equity markets favored value stocks, which traded at levels that are more reasonable.

HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?
The Fund invested a significant share of its assets in large-cap financial and energy stocks. Within the financials, in the first half of the year, we had a slight emphasis toward large-cap banks and financial services firms. We reduced that position during the period in favor of property and casualty firms within the financial services industry. We feel many of those insurance companies now have more pricing power because many smaller insurance companies have left the business.*

We increased the Fund's healthcare weighting, mainly in the pharmaceutical sector, towards the second half of the year. Shares of many large-cap pharmaceutical companies had fallen precipitously in 2001 and early 2002 as generic drug-makers began taking market shares from firms with expiring patents. Valuations of some leading drug makers became much more attractive, even as these companies' product pipelines began to look more attractive. The best-performing healthcare stock in the Fund's portfolio was Pharmacia Corp. (1.33% of net assets); its merger with Pfizer, Inc. was announced in the second half of 2002.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET?
We are cautious. The consumer has kept the economy afloat, and we are concerned this may not continue. We still have not seen evidence of a substantial increase in corporate profits, which may likely limit the markets upside potential.

We anticipate a weak market characterized by modest corporate profits and modest stock price returns in the near term. We will continue to invest across all sectors, focusing on stocks that we believe are well positioned for an eventual recovery.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ VAN KAMPEN GROWTH AND INCOME FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks and convertible securities.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                     USAZ VAN KAMPEN
                                                 GROWTH AND INCOME FUND        S&P 500 STOCK INDEX         RUSSELL 1000 INDEX
                                                 ----------------------        -------------------         ------------------
5/1/01                                                    10000                       10000                       10000
5/01                                                      10330                       10087                       10068
6/01                                                      10138                        9822                        9840
9/01                                                       9097                        8380                        8341
12/01                                                      9759                        9276                        9268
3/02                                                      10186                        9302                        9337
6/02                                                       9352                        8058                        8080
9/02                                                       7692                        6665                        6714
12/02                                                      8323                        7227                        7262

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR     (5/1/01)
                                       ---------------------------------------------------------------
                                       USAZ Van Kampen Growth and Income Fund      -14.71%    -10.40%
                                       ---------------------------------------------------------------
                                       S&P 500 Stock Index                         -22.09%    -17.72%
                                       ---------------------------------------------------------------
                                       Russell 1000 Index                          -15.52%    -17.47%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the S&P 500 Stock Index and the Russell 1000 Index. The S&P 500 Index represents the performance of the large-capitalization equity market and the Russell 1000 Index which measures the performance of individual securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ ALLIANCE CAPITAL GROWTH AND INCOME FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Alliance Capital Growth and Income Fund and Alliance Capital Management L.P. serves as Specialist Manager to the Fund.

Alliance Capital Management L.P. is a leading global investment management firm supervising client accounts with assets as of December 31, 2002 of more than $455 billion.

HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002? The Fund returned -24.18% during the 12 months ended December 31, 2002. That compared to a loss of 15.52% for the Fund's benchmark the Russell 1000 Value Index.

WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE STOCK MARKET DURING THE PERIOD? The investment environment was difficult due to a string of financial scandals, high-profile bankruptcies and increased anxiety about an impending war with Iraq. Those factors led to poor performance for nearly every sector of the stock market. Economic growth actually was strong. However, the bulk of this growth was driven by consumer spending as low interest rates and attractive refinancing rates put money into investors' pockets. Corporate profits and capital expenditures were weak throughout the period, although earnings improved somewhat towards the end of 2002.

Though most stocks posted negative returns during the period, defensive names outperformed more speculative issues -- including technology and telecommunications stocks -- on a relative basis. Value outperformed growth issues during the period, as investors were more attracted to stocks with reasonable valuations. A rally late in the period boosted many speculative stocks.

HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?
We positioned the Fund very defensively in the early part of the period, choosing consumer staples stocks such as Anheuser-Busch Companies, Inc. (0.88% of net assets) and financial services stocks such as Bank of America Corp. (3.66%). Towards the middle of the period, we found opportunities among telecommunications stocks such as Sprint Corp. (0.88%). These holdings benefited performance as such stocks rallied late in the period. However, a couple of our securities, Tyco International, Ltd. (1.03%) and Dynegy suffered a significant decline in share price, which contributed to the Fund's lag in performance, compared to our benchmark.*

Attractive valuations among healthcare stocks led us to overweight that sector relative to the benchmark. Some healthcare stocks that boosted performance included Pfizer, Inc. (2.83%) and WellPoint Health Networks, Inc. (1.87%). The Fund's biggest underweight relative to its benchmark was in electric utilities. Our weighting benefited the Fund as such stocks performed poorly due to lingering effects in the utility industry from the Enron scandal.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET?
We believe there will be a rebound in corporate spending during the coming months, and we will seek to position the portfolio to take advantage of such a rebound. We are hopeful that a successful resolution to the situation in Iraq will lead to increased corporate spending. Technology stocks may perform better as corporate spending levels rise. We believe that consumer spending may be lackluster this year. We will maintain our overweight position in the healthcare sector, which we believe still offers attractive valuations.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ ALLIANCE CAPITAL GROWTH AND INCOME FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in dividend-paying common stocks of large capitalization, well established, "blue chip" companies.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                                USAZ ALLIANCE CAPITAL GROWTH
                                                                      AND INCOME FUND                RUSSELL 1000 VALUE INDEX
                                                                ----------------------------         ------------------------
11/5/01                                                                    10000                              10000
11/01                                                                      10260                              10581
12/01                                                                      10467                              10831
3/02                                                                       10573                              10747
6/02                                                                        8977                              10887
9/02                                                                        7407                               9355
12/02                                                                       7936                               9149

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                     1      INCEPTION
                                                                                    YEAR    (11/5/01)
                                       ---------------------------------------------------------------
                                       USAZ Alliance Capital Growth and Income
                                         Fund                                      -24.18%    -18.16%
                                       ---------------------------------------------------------------
                                       Russell 1000 Value Index                    -15.52%     -7.34%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell 1000 Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ AIM BASIC VALUE FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ AIM Basic Value Fund and A I M Capital Management, Inc. serves as Specialist Manager to the Fund.

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios. As of December 31, 2002, assets under management were $158 billion.

HOW DID THE FUND PERFORM DURING THE PERIOD FROM ITS MAY 1, 2002 INCEPTION THROUGH DECEMBER 31, 2002?
The Fund produced a -23.64% total return during the period, compared to -15.96% total return for the benchmark, the Russell 1000 Value Index.

WHAT WAS THE ENVIRONMENT FOR STOCK MARKET INVESTORS DURING THE PERIOD?
The Gross Domestic Product(1) (the "GDP") growth during the recent period was a very respectable 3.4%, however that recovery did not reflect expectations for the kind of strong cyclical rebound that typically occurs after a recession. Economic growth came primarily from consumer spending rather than capital spending.

Corporate earnings came under pressure, especially in the technology and telecommunications sectors, where there had been a great deal of over-investment. Moreover, news of corporate malfeasance on a surprising scale at firms such as Enron and WorldCom also hurt stocks.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
The Fund held a significant stake in consumer discretionary stocks (especially retailer Gap, Inc. (3.03% of net assets), which contributed positively to the Fund's performance as consumer spending remained strong. However, stock selection in the information technology (semi-conductors and software), financials (banking and diversified financials), and health care providers caused the portfolio to lag its index during the period.

Stocks that helped the Fund's performance included Applied Materials, Inc. (1.46%), Omnicom Group, Inc. (2.89%), Walt Disney Co. (1.74%) and Wyeth (2.05%). The portfolio finished the period with 56% of its assets in large-cap stocks and 44% in mid-cap stocks.*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?
We believe the economy should continue to grow at a modest rate during the coming year, helped by monetary and fiscal policy. We feel inflation will likely remain stable. The geopolitical situation poses risks, however, we believe that 2003 will see solid earnings and GDP growth, which could help to support stock prices.

The stock market's overall decline has left many more stocks trading at attractive valuations in areas that include the consumer discretionary and financial services sectors.

(1)The Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ AIM BASIC VALUE FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                                 USAZ AIM BASIC VALUE FUND           RUSSELL 1000 VALUE INDEX
                                                                 -------------------------           ------------------------
5/1/02                                                                     10000                              10000
5/02                                                                        9920                              10050
6/02                                                                        8940                               9473
9/02                                                                        7130                               7695
12/02                                                                       7636                               8404

AGGREGATE TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                            INCEPTION
                                                                                             (5/1/02)
                                       ---------------------------------------------------------------
                                       USAZ AIM Basic Value Fund                              -23.64%
                                       ---------------------------------------------------------------
                                       Russell 1000 Value Index                               -15.96%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell 1000 Value Index, an unmanaged index that measures the performance of the certain securities found in the Russell universe with less-than-average growth orientation and low price-to-book and earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ AIM BLUE CHIP FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ AIM Blue Chip Fund and A I M Capital Management, Inc. serves as Specialist Manager to the Fund.

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios. Assets under management as of December 31, 2002 were $158 billion.

HOW DID THE FUND PERFORM DURING THE PERIOD FROM ITS MAY 1, 2002 INCEPTION THROUGH DECEMBER 31, 2002?
The Fund returned -19.08% during the period, compared to -17.30% for its benchmark the S&P 500 Stock Index.

WHAT WAS THE ENVIRONMENT FOR STOCK MARKET INVESTORS DURING THE PERIOD?
The stock market went through several phases: First, there was the unwinding of the technology phase where valuations were stretched. Corporate earnings came under pressure, especially in the technology and telecommunications sectors, where there had been a great deal of over-investment. Finally, there was news of corporate malfeasance on a surprising scale at firms such as Enron and WorldCom.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
We significantly over-weighted the health care sector. Some of the top holdings were Forest Laboratories, Inc. (0.93% of net assets), Zimmer Holdings, Inc. (0.82%) and Pharmacia Corp. (0.79%) (three of the top five positive contributors to the Fund's performance). We also were slightly overweight in technology shares.*

We were underweighted in financial services stocks, although SLM Corp. (0.80%) in that sector was a strong performer for the portfolio. The Fund also held a small stake in telecom services shares relative to the benchmark because there was still significant overcapacity in the telecommunications industry. Some depressed stocks in that area rebounded strongly towards the end of the fourth quarter. Vodafone Group plc (0.65%) was one of the top contributors to the Fund's performance in the telecom sector.*

We continued to focus on industry leaders with strong finances and growth prospects. Therefore, the Fund's relative performance suffered during the fourth quarter, when depressed shares of struggling companies in sectors such as technology and telecommunications rallied.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?
We feel the economy should grow at a modest rate during the coming year, largely due to monetary and fiscal policy. Inflation should remain stable. The geopolitical situation poses risks, but it seems likely that 2003 will see solid earnings growth, which should help to support stock prices.

We will maintain the portfolio's sector holdings at roughly their current levels for now. Within sectors, we are finding more opportunities to invest in industry leaders with strong fundamentals. Many of the Fund's large cap holdings should also benefit from the declining dollar, which will help large, multi-national companies sell more goods overseas. Finally, large cap valuations have declined more than valuations on small caps, which might encourage more people to shift assets into blue chips.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ AIM BLUE CHIP FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital, with a secondary objective of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its net assets is securities of blue chip companies.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                                  USAZ AIM BLUE CHIP FUND              S&P 500 STOCK INDEX
                                                                  -----------------------              -------------------
5/1/02                                                                     10000                              10000
5/02                                                                        9780                               9926
6/02                                                                        9120                               9219
9/02                                                                        7690                               7626
12/02                                                                       8092                               8270

AGGREGATE TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                            INCEPTION
                                                                                             (5/1/02)
                                       ---------------------------------------------------------------
                                       USAZ AIM Blue Chip Fund                                -19.08%
                                       ---------------------------------------------------------------
                                       S&P 500 Stock Index                                    -17.30%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the S&P 500 Stock Index, an unmanaged index that represents the performance of the large-capitalization equity market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ AIM DENT DEMOGRAPHIC TRENDS FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ AIM Dent Demographic Trends Fund and A I M Capital Management, Inc. serves as Specialist Manager to the Fund.

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios. Assets under management as of December 31, 2002 were $158 billion.

HOW DID THE FUND PERFORM DURING THE PERIOD FROM ITS MAY 1, 2002 INCEPTION THROUGH DECEMBER 31, 2002?
The Fund returned -23.80%, compared to -18.00% for its benchmark the Russell 3000 Growth Index.

WHAT WAS THE ENVIRONMENT FOR STOCK MARKET INVESTORS DURING THE PERIOD?
The economy actually has performed well, with Gross Domestic Product(1) growth of around 3.4%. That recovery failed to meet expectations for the kind of strong cyclical rebound that typically occurs after a recession. Consumer spending rather than capital spending drove economic growth.

The stock market went through several phases: First, there was the unwinding of the technology phase where valuations were stretched. Corporate earnings came under pressure, especially in the technology and telecommunications sectors. Finally, there was news of corporate malfeasance on a surprising scale at firms such as Enron and WorldCom.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
We focused on technology, consumer staples, financial services and health care. Demographic factors favor high consumer spending right now -- it peaks at around age 46 -- and falling interest rates also supported such spending during the period. High consumer spending is also good news for the financial services sector, which has benefited from consolidation in the banking industry. We feel technology is likely to benefit from our ongoing shift to a service economy, which includes software, IT consulting, outsourcing and the like. Finally, health care takes advantage of the aging population demographic.

The Fund held overweight positions in the consumer discretionary, financial services and technology sectors during the year. Those sectors lagged the benchmark during most of the year, but the Fund performed well during the fourth quarter stock market rally. The Fund's health care investments also were relatively strong performers. Stocks that performed well during the period included retailer Gap, Inc. (1.70% of net assets); technology firms Affiliated Computer Services, Inc. (1.29%), Dell Computers Corp. (1.48%) and Juniper Networks, Inc. (0.50%); and health care company Forest Laboratories, Inc. (1.20%).*

WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?
We anticipate that the economy will continue to grow at a modest rate during the coming year, with a relatively stable inflation rate. Corporate earnings growth should be sufficient to support higher stock prices.

We may boost the Fund's exposure to technology and lower its health care holdings. In general, however, we will maintain the Fund's focus on long-term trends that we believe are likely to support particular market sectors.*

(1)The Gross Domestic Product (GDP) is the measure of the market value of goods and services produced by labor and property in the United States.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ AIM DENT DEMOGRAPHIC TRENDS FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                                 USAZ AIM DENT DEMOGRAPHIC
                                                                        TRENDS FUND                 RUSSELL 3000 GROWTH INDEX
                                                                 -------------------------          -------------------------
5/1/02                                                                     10000                              10000
5/02                                                                        9740                               9733
6/02                                                                        8850                               8838
9/02                                                                        7220                               7469
12/02                                                                       7620                               8005

AGGREGATE TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                               SINCE
                                                                                             INCEPTION
                                                                                              (5/1/02)
                                       ----------------------------------------------------------------
                                       USAZ AIM Dent Demographic Trends Fund                   -23.80%
                                       ----------------------------------------------------------------
                                       Russell 3000 Growth Index                               -18.00%
                                       ----------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell 3000 Growth Index, an unmanaged index that measures the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ AIM INTERNATIONAL EQUITY FUND(+)

USAllianz Advisers, LLC serves as the Manager for the USAZ AIM
International Equity Fund and A I M Capital Management, Inc. serves as Specialist Manager to the Fund.

A I M Capital Management, Inc., together with its affiliates manages over 150 investment portfolios. Assets under management as of December 31, 2002, were $158 billion.

HOW DID THE FUND PERFORM DURING THE PERIOD FROM ITS MAY 1, 2002 INCEPTION THROUGH DECEMBER 31, 2002?
The Fund returned -18.40%, compared to -16.70% for its benchmark the Morgan Stanley Capital International Europe Australiasia and Far East (MSCI EAFE) Index.

WHAT WAS THE ENVIRONMENT FOR STOCK MARKET INVESTORS DURING THE PERIOD? Overseas markets performed poorly, reflecting global economic weakness, political instability and falling share prices in the United States. Almost every sector experienced significant declines.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
The Fund's allocation across countries at the end of the period stood as follows:

Europe: 53%; Asia: 22%; Canada: 9%; Israel: 3%; Latin America: 1%; Australia:
1.6%.*

We made some changes in the Fund's country allocations based on where we found the most attractive opportunities. We reduced the Fund's weighting in France and cut back its investment in Latin America as Argentina's financial problems clouded prospects for the region. We slightly increased the Fund's stake in Great Britain and Japan, although we remained underweighted in Japan relative to the Fund's benchmark. The Fund's investment in Teva Pharmaceutical Industries, Ltd. (2.08% of net assets), which was up about 36% in the period, accounted for most of our investment in Israel.*

The Fund's largest sector weighting was in the consumer discretionary and consumer staples sectors, which offered some stability in the uncertain economic environment. We also found attractive investments in the energy and financial sectors. Some stocks that performed well for the Fund included shares of Infosys Technologies, Ltd. (1.51%) in India, AutoStrade SpA (1.35%), an Italian industrial firm, and Nidec Corp. (0.60%), a Japanese technology company.*

WHAT IS YOUR OUTLOOK FOR THE GLOBAL ECONOMY AND STOCK MARKET, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?
We believe the U.S. economy will continue to recover, and other countries will follow. Bear in mind that the United States is the largest importer in the world. We will maintain our largest allocation in Europe, especially in the U.K., because we think those economies are linked closely to the United States economy. We also like Canada because of its energy holdings and its economic ties to the U.S.*

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

(+)International investing involves increased volatility.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ AIM INTERNATIONAL EQUITY FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                               USAZ AIM INTERNATIONAL EQUITY
                                                                            FUND                         MSCI EAFE INDEX
                                                               -----------------------------             ---------------
5/1/02                                                                     10000                              10000
5/02                                                                       10020                              10127
6/02                                                                        9750                               9724
9/02                                                                        7930                               7805
12/02                                                                       8160                               8308

AGGREGATE TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                            INCEPTION
                                                                                             (5/1/02)
                                       ---------------------------------------------------------------
                                       USAZ AIM International Equity Fund                     -18.40%
                                       ---------------------------------------------------------------
                                       MSCI EAFE Index                                        -16.70%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ OPPENHEIMER EMERGING GROWTH FUND

USAllianz Advisers, LLC serves as the Manager for the USAZ Oppenheimer Emerging Growth Fund and Oppenheimer Funds, Inc. serves as Specialist Manager to the Fund.

OppenheimerFunds, Inc., manages over 60 mutual funds and has assets under management as of December 31, 2002 of $120 billion.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD FROM ITS INCEPTION ON MAY 1, 2002 THROUGH DECEMBER 31, 2002?
The Fund posted a -19.10% total return, compared to a -27.29% return for its benchmark the Russell 2000 Growth Index.

WHAT WERE CONDITIONS LIKE FOR EMERGING GROWTH STOCKS DURING THE PERIOD?
The investing environment was difficult for most investment approaches, including our aggressive micro-cap and small-cap growth style. Our approach was strongly out-of-favor during the first eight months of the period. Signs of an economic recovery were overshadowed by worries about corporate malfeasance and the war on terrorism. Those forces exacerbated the slowdown in capital spending, which hit growth stocks hard -- especially shares of companies in the technology and telecommunications sectors. Aggressive growth stocks did rebound somewhat during the two-month market rally that began in early October.

HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?
We continued to focus on stock-by-stock analysis, poring over balance sheets, looking for companies with strong cash flow and profit margins. The Fund held shares of technology companies that were hit hard early in the period but rebounded later -- and in some cases delivered gains. The Fund also benefited from its investment in gaming company stocks such as Alliance Gaming Corp. (1.84% of net assets). Select health care stocks performed well as the amount that consumers spent on healthcare eclipsed what they spent on food and energy. Taro Pharmaceutical Industries., Ltd. (2.43%), and Pharmaceutical Resources, Inc. (2.36%) benefited the Fund's performance. We avoided the energy sector, which performed well because of rising oil prices.*

WHAT IS YOUR OUTLOOK FOR AGGRESSIVE GROWTH STOCKS IN THE MICRO-AND SMALL-CAP SECTORS, AND HOW WILL YOU POSITION THE FUND IN THAT ENVIRONMENT?
The economy continues to show signs of improvement. Meanwhile, shares of many emerging growth companies are trading at attractive valuations, thanks to the broad decline in stock market indexes over the past three years. Many of those opportunities exist in the information technology sector, where investors have punished shares of many high-quality companies with reliable growth histories and solid prospects; we believe those companies and their stocks could benefit greatly as the economy rebounds.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ OPPENHEIMER EMERGING GROWTH FUND REVIEW


FUND OBJECTIVE
The Fund's investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of U.S. companies that have above-average growth rates.

GROWTH OF A $10,000 INVESTMENT
[GROWTH CHART]
[AMOUNTS IN DOLLARS]

                                                                 USAZ OPPENHEIMER EMERGING
                                                                        GROWTH FUND                 RUSSELL 2000 GROWTH INDEX
                                                                 -------------------------          -------------------------
5/1/02                                                                    10000.00                           10000.00
5/02                                                                       9630.00                           10000.00
6/02                                                                       9040.00                            8617.00
9/02                                                                       7200.00                            6763.00
12/02                                                                      8090.00                            7271.00

AGGREGATE TOTAL RETURN AS OF DECEMBER 31, 2002

                                                                                              SINCE
                                                                                            INCEPTION
                                                                                             (5/1/02)
                                       ---------------------------------------------------------------
                                       USAZ Oppenheimer Emerging Growth Fund                  -19.10%
                                       ---------------------------------------------------------------
                                       Russell 2000 Growth Index                              -27.29%
                                       ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Russell 2000 Growth Index, an unmanaged index that represents the performance of certain securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and net asset value will fluctuate, so that investors' shares, when redeemed, may be worth more or less than the original cost.

   USAZ MONEY MARKET FUND(+)

USAllianz Advisers, LLC serves as the Manager for the USAZ Money Market Fund, and Prudential Investment Management, Inc. serves as specialist manager to the Fund.

FUND OBJECTIVE

The Fund's investment objective is current income consistent with stability of principal, which may not be changed without shareholder approval. The Fund invests substantially all of its total assets in a diversified and liquid portfolio of high quality, money market investments.

WHAT WERE CONDITIONS LIKE IN THE ECONOMY AND THE SHORT-TERM FIXED-INCOME MARKETS DURING THE PERIOD.
The economic, investment and geopolitical climate during 2002 all were sources of concern to participants in the financial markets. The continued weakness in business investment dampened the economic recovery. Investors also worried about corporate governance issues following high-profile scandals at companies such as Enron and WorldCom. The Fed in mid-November attempted to restore business confidence by lowering the target Federal Funds rate by 50 basis points to 1.25%. This move lowered borrowing costs for banks as well as corporations, and served to push yields lower for all money market funds.

WHAT WAS YOUR STRATEGY IN THAT ENVIRONMENT?
The Fund invests in a mix of commercial paper and variable rate securities. Short-term interest rates by the end of the period were at very low nominal levels. The short-term yield curve was flat, which meant money market investors received little extra yield for extending the maturity of their investments.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY, INTEREST RATES, FED POLICY AND THE MONEY MARKETS DURING THE COMING MONTHS?
The economic outlook remains uncertain due to the possibility of war between the United States and Iraq as well as the continued reluctance of businesses to make significant new investments. The Fed is unlikely to raise interest rates until the economy is on a more solid footing. Interest rates will probably remain low for most of 2003.

HOW WILL YOU POSITION THE FUND TO CAPITALIZE ON THOSE CONDITIONS?
We will attempt to keep the portfolio's weighted average maturity roughly equal to or shorter than the average of competing funds, in part due to the flatness of the short-term yield curve. The Fund will seek high-quality variable rate securities, which could perform well when short-term rates do eventually rise.*

(+)An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AS YIELDS ON MONEY MARKET FUNDS FLUCTUATE DAILY.

*The Fund's portfolio composition is subject to change. Holdings and weightings are as of December 31, 2002.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (88.9%):
Consumer Discretionary (20.0%):
     1,670   Advance Auto Parts, Inc.*....  $    81,663
     3,090   Amazon.com, Inc.*............       58,370
     1,050   AutoZone, Inc.*..............       74,183
     4,120   Bed Bath & Beyond, Inc.*.....      142,264
     2,700   Chico's FAS, Inc.*...........       51,057
     2,570   Claire's Stores, Inc. .......       56,720
     3,090   Coach, Inc.*.................      101,723
     4,120   eBay, Inc.*..................      279,417
     1,030   Entercom Communications
               Corp.*.....................       48,328
     3,230   Fox Entertainment Group,
               Inc.*......................       83,754
     5,270   Gap, Inc. ...................       81,790
     2,060   Gentex Corp.*................       65,178
     3,090   Hollywood Entertainment
               Corp.*.....................       46,659
     2,200   Hovnanian Enterprises, Inc.,
               Class A*...................       69,740
     1,030   International Game
               Technology*................       78,198
     3,270   J.C. Penney Company, Inc. ...       75,243
     1,690   Lennar Corp. ................       87,204
     2,060   Newell Rubbermaid, Inc. .....       62,480
     3,165   Pacific Sunwear of
               California, Inc.*..........       55,989
     5,150   PETsMART, Inc.*..............       88,220
     3,090   Ross Stores, Inc. ...........      130,985
     3,280   Staples, Inc.*...............       60,024
     4,120   Starbucks Corp.*.............       83,966
     2,570   Tribune Co. .................      116,832
     2,060   Weight Watchers
               International, Inc.*.......       94,698
     3,090   Westwood One, Inc.*..........      115,442
     4,120   Williams-Sonoma, Inc.*.......      111,858
     1,540   Winnebago Industries,
               Inc. ......................       60,414
                                            -----------
                                              2,462,399
                                            -----------
Consumer Staples (4.2%):
     2,060   Clorox Co. ..................       84,975
     5,150   Coca-Cola Enterprises,
               Inc. ......................      111,858
     3,600   Dial Corp. ..................       73,332
     1,540   J. M. Smucker Co. ...........       61,307
     2,060   Performance Food Group
               Co.*.......................       69,956
     2,060   Whole Foods Market, Inc.*....      108,624
                                            -----------
                                                510,052
                                            -----------
Energy (5.3%):
     4,630   ENSCO International, Inc. ...      136,353
     2,060   Murphy Oil Corp. ............       88,271
     3,090   Ocean Energy, Inc. ..........       61,707
     1,540   Pogo Producing Co. ..........       57,365

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Energy, continued
     3,090   Smith International, Inc.*...  $   100,796
     3,090   Weatherford International,
               Ltd.*......................      123,384
     3,090   XTO Energy, Inc. ............       76,323
                                            -----------
                                                644,199
                                            -----------
Financials (9.9%):
     2,060   Allstate Corp. ..............       76,199
     2,570   Commerce Bancorp, Inc. ......      110,998
     2,180   Countrywide Financial
               Corp. .....................      112,597
     2,200   Golden West Financial
               Corp. .....................      157,982
     3,250   GreenPoint Financial
               Corp. .....................      146,835
     4,120   MBNA Corp. ..................       78,362
     2,060   Moody's Corp. ...............       85,057
     3,600   New York Community Bancorp,
               Inc. ......................      103,968
     2,060   RenaissanceRe Holdings,
               Ltd. ......................       81,576
     2,570   SAFECO Corp. ................       89,102
     1,650   SLM Corp. ...................      171,370
                                            -----------
                                              1,214,046
                                            -----------
Health Care (21.8%):
     2,160   Amgen, Inc.*.................      104,414
     3,090   Amylin Pharmaceuticals,
               Inc.*......................       49,873
     1,590   Anthem, Inc.*................      100,011
     2,060   Biogen, Inc.*................       82,524
     4,370   Boston Scientific Corp.*.....      185,812
     2,060   Cephalon, Inc.*..............      100,256
     2,570   Charles River Laboratories
               International, Inc.*.......       98,894
     2,570   Coventry Health Care,
               Inc.*......................       74,607
     1,570   Forest Laboratories, Inc.*...      154,205
     3,090   Genzyme Corp.*...............       91,371
     6,320   Gilead Sciences, Inc.*.......      214,880
     3,090   Guidant Corp.*...............       95,327
     1,540   Henry Schein, Inc.*..........       69,300
     3,090   Lincare Holdings, Inc.*......       97,706
     2,060   Mid Atlantic Medical
               Services, Inc.*............       66,744
     1,640   Neurocrine Biosciences,
               Inc.*......................       74,882
     2,570   NPS Pharmaceuticals, Inc.*...       64,687
     2,060   Scios, Inc.*.................       67,115
     3,230   St. Jude Medical, Inc.*......      128,296
     3,090   STERIS Corp.*................       74,933
     2,060   Stryker Corp. ...............      138,267
     4,120   Teva Pharmaceutical
               Industries, Ltd., ADR......      159,073
     2,260   Universal Health Services,
               Inc., Class B*.............      101,926

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002


  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Health Care, continued
     3,180   Varian Medical Systems,
               Inc.*......................  $   157,728
     3,090   Zimmer Holdings, Inc.*.......      128,297
                                            -----------
                                              2,681,128
                                            -----------
Industrials (5.6%):
     3,090   AGCO Corp. ..................       68,289
     3,090   Apollo Group, Inc., Class
               A*.........................      135,959
     2,060   Career Education Corp.*......       82,400
     3,310   CheckFree Corp.*.............       52,963
     2,200   Dun & Bradstreet Corp.*......       75,878
     1,540   Education Management
               Corp.*.....................       57,904
     3,090   FTI Consulting, Inc.*........      124,064
     2,060   L-3 Communications Holdings,
               Inc.*......................       92,515
                                            -----------
                                                689,972
                                            -----------
Information Technology (19.0%):
     2,060   Affiliated Computer Services,
               Inc., Class A*.............      108,459
     5,360   BEA Systems, Inc.*...........       61,479
     4,120   BMC Software, Inc.*..........       70,493
     1,540   CACI International, Inc.,
               Class A*...................       54,886
     5,370   Citrix Systems, Inc.*........       66,158
     1,030   Cognizant Technology
               Solutions Corp.*...........       74,397
     7,140   Cree, Inc.*..................      116,739
     7,200   Dell Computer Corp.*.........      192,527
     2,180   Electronic Arts, Inc.*.......      108,499
     8,930   Intel Corp. .................      139,040
     3,090   Intuit, Inc.*................      144,983
     1,540   Lexmark International,
               Inc.*......................       93,170
     4,120   Novellus Systems, Inc.*......      115,690

  SHARES
    OR
PRINCIPAL
  AMOUNT                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Information Technology, continued
     3,090   QLogic Corp.*................  $   106,636
     5,280   QUALCOMM, Inc.*..............      192,138
     7,200   RF Micro Devices, Inc.*......       52,776
     5,150   SanDisk Corp.*...............      104,545
     3,090   Storage Technology Corp.*....       66,188
     4,700   Symantec Corp.*..............      190,397
     1,570   Synopsys, Inc.*..............       72,456
     3,090   Take-Two Interactive
               Software, Inc.*............       72,584
     8,230   Yahoo!, Inc.*................      134,561
                                            -----------
                                              2,338,801
                                            -----------
Materials (2.1%):
     2,060   Ball Corp. ..................      105,451
     2,060   Ecolab, Inc. ................      101,970
     3,090   Worthington Industries,
               Inc. ......................       47,092
                                            -----------
                                                254,513
                                            -----------
Telecommunication Services (1.0%):
    10,290   Nextel Communications, Inc.,
               Class A*...................      118,850
                                            -----------
  Total Common Stocks                        10,913,960
                                            -----------
U.S. GOVERNMENT SPONSORED ENTERPRISE (10.9%):
Federal Home Loan Bank (10.9%):
$1,331,000   0.76%, 01/02/03..............    1,331,000
                                            -----------
  Total Investments
    (Cost $12,313,893) (a) -- 99.8%          12,244,960
  Other assets in excess of
    liabilities -- 0.2%                          19,785
                                            -----------
  Net Assets -- 100.0%                      $12,264,745
                                            ===========

------------

*    Non-income producing security.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $181,658. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

     Unrealized appreciation...................  $ 350,804
     Unrealized depreciation...................   (601,395)
                                                 ---------
     Net unrealized depreciation...............  $(250,591)
                                                 =========

See accompanying notes to the financial statements.
 38

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ ALLIANCE CAPITAL TECHNOLOGY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

 SHARES                                       VALUE
--------                                    ----------
COMMON STOCKS (94.7%):
Broadcasting & Cable (5.9%):
   7,850   Cox Communications, Inc., Class
             A*...........................  $  222,940
   7,900   Viacom, Inc., Class B*.........     322,004
                                            ----------
                                               544,944
                                            ----------
Capital Goods (0.7%):
   8,915   Hon Hai Precision Industry
             Company, Ltd.................      61,536
                                            ----------
Communications Equipment (4.4%):
  25,850   Cisco Systems, Inc.*...........     338,635
  10,400   Juniper Networks, Inc.*........      70,720
                                            ----------
                                               409,355
                                            ----------
Computer Hardware/Storage (6.8%):
   8,350   Avocent Corp.*.................     185,537
  16,550   Dell Computer Corp.*...........     442,547
                                            ----------
                                               628,084
                                            ----------
Computer Services (18.7%):
   7,950   Affiliated Computer Services,
             Inc., Class A*...............     418,567
   5,000   Computer Sciences Corp.*.......     172,250
   7,650   DST Systems, Inc.*.............     271,958
   7,350   Exult, Inc.*...................      23,373
  13,800   First Data Corp. ..............     488,657
   9,150   Fiserv, Inc.*..................     310,643
   1,250   Hewitt Associates, Inc., Class
             A*...........................      39,613
                                            ----------
                                             1,725,061
                                            ----------
Contract Manufacturing (5.0%):
   1,900   Celestica, Inc.*...............      26,790
  28,400   Flextronics International
             Ltd.*........................     232,596
  30,700   Sanmina-SCI Corp.*.............     137,843
  17,650   Solectron Corp.*...............      62,658
                                            ----------
                                               459,887
                                            ----------
E-Commerce (5.0%):
   6,850   eBay, Inc.*....................     464,567
                                            ----------
Semiconductor Capital Equipment (3.2%):
   7,400   Applied Materials, Inc.*.......      96,422
   2,800   KLA-Tencor Corp.*..............      99,036
   3,500   Novellus Systems, Inc.*........      98,280
                                            ----------
                                               293,738
                                            ----------
Semiconductor Components (16.5%):
  11,500   Altera Corp.*..................     141,910
  17,350   Intel Corp. ...................     270,140

 SHARES                                       VALUE
--------                                    ----------
COMMON STOCKS, CONTINUED
Semiconductor Components, continued
   2,300   Linear Technology Corp. .......  $   59,156
   6,800   Marvell Technology Group,
             Ltd.*........................     128,248
   4,060   Maxim Integrated Products,
             Inc. ........................     134,142
   9,185   Microchip Technology, Inc. ....     224,573
   1,400   Samsung Electronics Company,
             Ltd., GDR (b)................     186,550
  30,065   Taiwan Semiconductor
             Manufacturing Company,
             Ltd.*........................     211,958
  11,200   Texas Instruments, Inc. .......     168,112
                                            ----------
                                             1,524,789
                                            ----------
Software (20.3%):
   8,300   BEA Systems, Inc.*.............      95,201
   3,950   Electronic Arts, Inc.*.........     196,592
   9,050   Informatica Corp.*.............      52,128
   5,600   Macrovision Corp.*.............      89,824
   4,700   Mercury Interactive Corp.*.....     139,355
   8,800   Microsoft Corp.*...............     454,959
   9,350   Network Associates, Inc.*......     150,442
  15,900   Oracle Corp.*..................     171,720
   8,050   PeopleSoft, Inc.*..............     147,315
   5,700   SAP AG, ADR....................     111,150
   3,400   Symantec Corp.*................     137,734
   8,100   VERITAS Software Corp.*........     126,522
                                            ----------
                                             1,872,942
                                            ----------
Telecommunications (8.2%):
   2,230   AT&T Corp. ....................      58,225
   3,607   Comcast Corp., Class A*........      85,017
   2,000   Comcast Corp., Special Class
             A*...........................      45,180
  10,350   Motorola, Inc. ................      89,528
  12,250   Nokia Corp., ADR...............     189,874
   3,750   QUALCOMM, Inc.*................     136,463
   8,300   Vodafone Group plc, ADR........     150,396
                                            ----------
                                               754,683
                                            ----------
  Total Common Stocks                        8,739,586
                                            ----------
INVESTMENT COMPANY (4.6%):
 425,887   TNT Offshore Deposit Account...     425,887
                                            ----------
  Total Investments
    (Cost $9,375,630) (a) -- 99.3%           9,165,473
  Other assets in excess of
    liabilities -- 0.7%                         65,854
                                            ----------
  Net Assets -- 100.0%                      $9,231,327
                                            ==========

------------

*   Non-income producing security.

ADR--American Depository Receipt.

GDR--Global Depository Receipt.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ ALLIANCE CAPITAL TECHNOLOGY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $759,081. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation...................  $   349,148
      Unrealized depreciation...................   (1,318,386)
                                                  -----------
      Net unrealized depreciation...............  $  (969,238)
                                                  ===========

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Adviser and/or Specialist Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.
 40

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ TEMPLETON DEVELOPED MARKETS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

 SHARES                                        VALUE
---------                                    ----------
COMMON STOCKS (84.6%):
Advertising (0.6%):
   5,300    WPP Group plc..................  $   40,487
                                             ----------
Aerospace/Defense (2.2%):
  22,380    BAE Systems plc................      44,677
  21,700    Rolls-Royce plc................      37,380
   4,960    Smiths Group plc...............      55,536
                                             ----------
                                                137,593
                                             ----------
Automobiles (1.7%):
   1,560    Volkswagen AG..................      56,478
   3,080    Volvo AB, B Shares.............      50,195
                                             ----------
                                                106,673
                                             ----------
Banking & Financial Services (9.7%):
   6,120    Abbey National plc.............      51,036
  15,800    Banca Nazionale del Lavoro
              SpA*.........................      17,492
   4,000    DBS Group Holdings, Ltd. ......      25,368
   6,250    ForeningsSparbanken AB.........      73,881
   5,200    HSBC Holdings plc, Hong Kong
              Registered Shares............      56,845
   4,440    ING Groep NV...................      75,202
   8,620    Lloyds TSB Group plc...........      61,893
   4,730    National Austrailia Bank,
              Ltd. ........................      84,564
     800    Nomura Holdings, Inc. .........       8,993
  13,960    Nordea AB......................      61,523
   6,810    Sanpaolo IMI SpA...............      44,308
   1,230    UBS AG, Registered Shares*.....      59,779
                                             ----------
                                                620,884
                                             ----------
Chemicals (2.9%):
   2,070    Akzo Nobel NV..................      65,668
   1,430    BASF AG........................      53,873
   2,220    Clariant AG, Registered
              Shares.......................      35,483
   8,020    Imperial Chemical Industries
              plc..........................      29,696
      57    Shin-Etsu Chemical Company,
              Ltd. ........................       1,868
                                             ----------
                                                186,588
                                             ----------
Computers (1.1%):
   2,800    Meitec Corp. ..................      68,425
                                             ----------
Diversified (3.6%):
   1,620    Bayer AG.......................      34,001
      86    Gen-Probe, Inc.*...............       2,047
  10,000    Hutchison Whampoa, Ltd. .......      62,576
   2,640    Imtech NV......................      34,824
  27,510    Invensys plc...................      23,362
   5,400    Sampo Oyj......................      41,084
   9,000    Swire Pacific, Ltd., Class A...      34,392
                                             ----------
                                                232,286
                                             ----------
Electronics (3.3%):
  11,000    Hitachi, Ltd. .................      42,176
   8,000    NEC Corp. .....................      29,932
   4,365    Philips Electronics NV.........      76,496
   1,500    Sony Corp. ....................      62,695
     100    Toshiba Corp.*.................         313
                                             ----------
                                                211,612
                                             ----------

 SHARES                                        VALUE
---------                                    ----------
COMMON STOCKS, CONTINUED
Foods (2.8%):
   4,500    J Sainsbury plc................  $   20,194
     230    Nestle SA, Registered Shares...      48,738
  17,830    Northern Foods plc.............      47,362
   2,600    Sobeys, Inc. ..................      64,186
                                             ----------
                                                180,480
                                             ----------
Health Care (2.8%):
   8,030    Amersham plc...................      71,285
   1,440    Aventis SA.....................      78,276
   5,220    Celltech Group plc*............      28,993
                                             ----------
                                                178,554
                                             ----------
Household (1.2%):
   7,830    Unilever plc...................      74,499
                                             ----------
Insurance (5.3%):
   2,660    ACE, Ltd. .....................      78,045
   3,540    Axa............................      47,513
   4,410    RAS SpA........................      53,683
     910    Swiss Re, Registered Shares....      59,693
     860    XL Capital, Ltd., Class A......      66,435
   6,000    Yasuda Fire & Marine Insurance
              Company, Ltd.................      35,038
                                             ----------
                                                340,407
                                             ----------
Manufacturing (6.8%):
   5,354    Alstom*........................      26,688
   2,440    Atlas Copco AB, A Shares.......      47,605
  12,000    Brambles Industries plc........      29,365
   2,780    KCI Konecranes International...      67,944
  12,000    Komatsu, Ltd. .................      39,134
   1,240    Norsk Hydro ASA................      55,576
   1,490    Pechiney SA, A Shares..........      52,287
   1,610    Societe BIC SA.................      55,501
   5,680    Stora Enso Oyj, Registered
              Shares.......................      59,904
                                             ----------
                                                434,004
                                             ----------
 Metals/Mining (1.8%):
  21,348    BHP Billiton plc...............     114,016
                                             ----------
Oil & Gas (10.3%):
   7,410    ENI SpA........................     117,808
  18,720    Fortum Oyj.....................     122,781
   5,690    Huskey Energy, Inc. ...........      59,320
   1,340    IHC Caland NV..................      70,732
   7,030    Repsol YPF SA..................      92,954
   9,850    Shell Transport & Trading Co.
              plc..........................      64,857
     440    TotalFinaElf SA, Class B.......      62,842
   4,820    TransCanada PipeLines, Ltd. ...      69,929
                                             ----------
                                                661,223
                                             ----------
 Paper/Forest Products (2.7%):
   1,820    Holmen AB, B Shares............      44,177
   1,793    Jefferson Smurfit Group plc*...      27,596
   3,300    Norske Skogindustrier ASA......      46,681
   1,630    UPM-Kymmene Oyj................      52,343
                                             ----------
                                                170,797
                                             ----------

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ TEMPLETON DEVELOPED MARKETS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002


 SHARES                                        VALUE
---------                                    ----------
COMMON STOCKS, CONTINUED
Pharmaceuticals (3.7%):
   1,908    Gehe AG........................  $   73,883
   1,500    Merck KGaA.....................      39,526
   2,000    Ono Pharmaceutical Company,
              Ltd..........................      60,504
   9,650    Shire Pharmaceuticals Group
              plc*.........................      61,754
                                             ----------
                                                235,667
                                             ----------
Publishing (1.5%):
   8,470    United Business Media plc......      39,544
   3,390    Wolters Kluwer NV..............      59,054
                                             ----------
                                                 98,598
                                             ----------
Real Estate (1.9%):
  11,000    Cheung Kong (Holdings),
              Ltd. ........................      71,585
   9,050    Lend Lease Corporation,
              Ltd. ........................      49,534
                                             ----------
                                                121,119
                                             ----------
Retail (4.4%):
   1,060    Adidas-Salomon AG..............      90,101
     370    Galeries Lafayette SA..........      44,652
  12,498    Marks & Spencer Group plc......      63,380
   1,430    Michelin (CGDE), B Shares......      49,311
   9,000    Toto, Ltd. ....................      33,294
                                             ----------
                                                280,738
                                             ----------
Services (3.5%):
   3,960    Accenture, Ltd., Class A*......      71,239
   5,900    Deutsche Post AG...............      61,977
  15,840    Hays plc.......................      23,652
  58,930    Kidde plc......................      67,122
                                             ----------
                                                223,990
                                             ----------

 SHARES
   OR
PRINCIPAL
 AMOUNT                                        VALUE
---------                                    ----------
COMMON STOCKS, CONTINUED
Telecommunications (4.5%):
  29,000    Asia Satellite
              Telecommunications Holdings,
              Ltd..........................  $   34,026
   5,860    BCE, Inc. .....................     105,716
  17,380    Cable & Wireless plc...........      12,521
       9    Nippon Telegraph & Telephone
              Corp.........................      32,687
  26,820    Telecom Corporation of New
              Zealand, Ltd.................      63,554
   4,380    Telefonica SA*.................      39,207
                                             ----------
                                                287,711
                                             ----------
Transportation (2.1%):
      14    East Japan Railway Co. ........      69,486
  13,000    Nippon Express Company,
              Ltd. ........................      50,940
  30,300    Stagecoach Group plc...........      14,390
                                             ----------
                                                134,816
                                             ----------
Utilities (4.2%):
  15,500    CLP Holdings, Ltd. ............      62,410
   2,130    E. On AG.......................      85,834
   2,970    Endesa SA......................      34,751
   6,050    Iberdrola SA...................      84,757
                                             ----------
                                                267,752
                                             ----------
  Total Common Stocks                         5,408,919
                                             ----------
U.S. TREASURY OBLIGATIONS (4.5%):
US Treasury Bill (4.5%):
$290,000    1.20%, 02/13/03................     289,611
                                             ----------
  Total Investments
    (Cost $6,369,436) (a) -- 89.1%            5,698,530
  Other assets in excess of
    liabilities -- 10.9%                        696,339
                                             ----------
  Net Assets -- 100.0%                       $6,394,869
                                             ==========

------------

*   Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as cost for Federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

      Unrealized appreciation...................  $ 239,870
      Unrealized depreciation...................   (910,776)
                                                  ---------
      Net unrealized depreciation...............  $(670,906)
                                                  =========

    The following represents the allocations by country as of 12/31/02 based upon net assets.

      COUNTRY                                     PERCENTAGE
      -------                                     ----------
      United Kingdom............................     19.89%
      Japan.....................................      9.40%
      Germany...................................      8.70%
      France....................................      7.32%
      United States.............................      6.97%
      Netherlands...............................      6.70%
      Finland...................................      6.04%
      Canada....................................      5.25%

See accompanying notes to the financial statements.
 42

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ TEMPLETON DEVELOPED MARKETS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

      (CONTINUED)
      COUNTRY                                     PERCENTAGE
      -------                                     ----------
      Sweden....................................      4.87%
      Hong Kong.................................      4.65%
      Spain.....................................      4.42%
      Italy.....................................      4.09%
      Switzerland...............................      3.57%
      Australia.................................      2.35%
      Norway....................................      1.79%
      Bermuda...................................      1.25%
      Cayman Islands............................      1.17%
      New Zealand...............................      1.12%
      Singapore.................................      0.45%
                                                    ------
                                                    100.00%
                                                    ======

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ ALLIANCE CAPITAL LARGE CAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (97.0%):
Aerospace/Defense (1.4%):
     4,500   Lockheed Martin Corp. .......  $   259,875
                                            -----------
Banking/Financial Services (19.8%):
     8,900   Charles Schwab Corp. ........       96,565
    26,700   Citigroup, Inc. .............      939,573
       900   Fannie Mae...................       57,897
     2,100   Fifth Third Bancorp..........      122,955
    15,600   Freddie Mac..................      921,180
     4,600   Lehman Brothers Holdings,
               Inc. ......................      245,134
    40,300   MBNA Corp. ..................      766,506
    10,700   Merrill Lynch & Company,
               Inc. ......................      406,065
     6,100   Morgan Stanley Dean Witter &
               Co. .......................      243,512
       400   Wells Fargo & Co. ...........       18,748
                                            -----------
                                              3,818,135
                                            -----------
Beverages (1.3%):
     5,000   Anheuser-Busch Companies,
               Inc. ......................      242,000
                                            -----------
Biotechnology (2.9%):
    11,700   Amgen, Inc.*.................      565,578
                                            -----------
Computers (10.2%):
    34,200   Cisco Systems, Inc.*.........      448,020
    10,800   Dell Computer Corp.*.........      288,792
    22,300   Microsoft Corp.*.............    1,152,910
     3,800   VERITAS Software Corp.*......       59,356
                                            -----------
                                              1,949,078
                                            -----------
Electronics (3.7%):
     2,100   Applied Materials, Inc.*.....       27,363
    24,400   Intel Corp. .................      379,908
     6,400   Maxim Integrated Products,
               Inc. ......................      211,456
     6,700   Texas Instruments, Inc. .....      100,567
                                            -----------
                                                719,294
                                            -----------
Health Care (9.9%):
       900   Boston Scientific Corp.*.....       38,268
     6,250   Cardinal Health, Inc. .......      369,938
    12,900   Johnson & Johnson............      692,859
     9,500   Medtronic, Inc. .............      433,200
     4,400   UnitedHealth Group, Inc. ....      367,400
                                            -----------
                                              1,901,665
                                            -----------
Household (4.7%):
     5,900   Avon Products, Inc. .........      317,833
     7,400   Colgate-Palmolive Co. .......      387,982
     2,350   Procter & Gamble Co. ........      201,959
                                            -----------
                                                907,774
                                            -----------

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Insurance (8.9%):
     7,900   ACE, Ltd. ...................  $   231,786
    15,700   American International Group,
               Inc. ......................      908,245
     2,900   Progressive Corp. ...........      143,927
    27,348   Travelers Property Casualty
               Corp., Class A*............      400,648
     1,331   Travelers Property Casualty
               Corp., Class B*............       19,499
                                            -----------
                                              1,704,105
                                            -----------
Manufacturing (3.0%):
    23,500   General Electric Co. ........      572,225
                                            -----------
Media (4.8%):
     1,200   Clear Channel Communications,
               Inc.*......................       44,748
    21,700   Viacom, Inc., Class B*.......      884,492
                                            -----------
                                                929,240
                                            -----------
Pharmaceuticals (7.3%):
    38,700   Pfizer, Inc. ................    1,183,059
     5,600   Wyeth........................      209,440
                                            -----------
                                              1,392,499
                                            -----------
Retail/Wholesale (11.1%):
    17,700   Home Depot, Inc. ............      424,092
    13,700   Kohl's Corp.*................      766,515
    11,400   Wal-Mart Stores, Inc. .......      575,814
    12,200   Walgreen Co. ................      356,118
                                            -----------
                                              2,122,539
                                            -----------
Services (1.8%):
     2,200   Automatic Data Processing,
               Inc. ......................       86,350
     3,800   First Data Corp. ............      134,558
     6,400   PeopleSoft, Inc.*............      117,120
                                            -----------
                                                338,028
                                            -----------
Telecommunications (5.1%):
    11,900   Comcast Corp., Special Class
               A*.........................      268,821
    45,200   Nokia Corp., ADR.............      700,600
                                            -----------
                                                969,421
                                            -----------
Tobacco (0.7%):
     3,500   Philip Morris Companies,
               Inc. ......................      141,855
                                            -----------
Travel/Entertainment (0.4%):
     1,800   Harley-Davidson, Inc. .......       83,160
                                            -----------
  Total Common Stocks                        18,616,471
                                            -----------
INVESTMENT COMPANY (6.4%):
 1,227,239   TNT Offshore Deposit
               Account....................    1,227,239
                                            -----------
  Total Investments
    (Cost $21,683,444) (a) -- 103.4%         19,843,710
  Liabilities in excess of other
    assets -- (3.4)%                          (653,024)
                                            -----------
  Net Assets -- 100.0%                      $19,190,686
                                            ===========

See accompanying notes to the financial statements.
 44

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ ALLIANCE CAPITAL LARGE CAP GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

------------

*   Non-income producing security.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $131,970. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation...................  $    74,279
      Unrealized depreciation...................   (2,045,983)
                                                  -----------
      Net unrealized depreciation...............  $(1,971,704)
                                                  ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (97.1%):
Consumer Discretionary (24.9%):
     5,160   Advance Auto Parts, Inc.*....  $   252,324
     3,590   AutoZone, Inc.*..............      253,634
     3,480   Bed Bath & Beyond, Inc.*.....      120,164
     8,430   Big Lots, Inc.*..............      111,529
     2,060   Brinker International,
               Inc.*......................       66,435
     9,680   Cato Corp., Class A..........      208,991
     8,590   CBRL Group, Inc. ............      258,817
     4,630   CDW Computer Centers,
               Inc.*......................      203,026
     4,930   Coach, Inc.*.................      162,296
     8,055   Darden Restaurants, Inc. ....      164,725
     1,070   E.W. Scripps Co., Class A....       82,337
     3,480   Entercom Communications
               Corp.*.....................      163,282
     2,190   Gannett Company, Inc. .......      157,242
     6,620   Gap, Inc. ...................      102,742
     3,480   Harley-Davidson, Inc. .......      160,776
     4,520   International Game
               Technology*................      343,157
     5,600   Jones Apparel Group, Inc.*...      198,464
     3,700   Liz Claiborne, Inc. .........      109,705
     3,400   MGM Mirage*..................      112,098
     5,570   New York Times Co., Class
               A..........................      254,716
     7,030   Newell Rubbermaid, Inc. .....      213,220
     5,670   Office Depot, Inc.*..........       83,689
     8,820   Pacific Sunwear of
               California, Inc.*..........      156,026
    10,610   Pier 1 Imports, Inc. ........      200,847
     1,520   Ross Stores, Inc. ...........       64,433
     5,930   Staples, Inc.*...............      108,519
     5,110   Starbucks Corp.*.............      104,142
     9,200   TJX Companies, Inc. .........      179,584
     3,900   Tractor Supply Co.*..........      146,640
                                            -----------
                                              4,743,560
                                            -----------
Consumer Staples (4.1%):
     1,370   Adolph Coors Co., Class B....       83,913
     2,610   Avon Products, Inc. .........      140,601
    13,530   NBTY, Inc.*..................      237,856
     5,190   Pepsi Bottling Group,
               Inc. ......................      133,383
     4,070   Sara Lee Corp. ..............       91,616
     2,700   UST, Inc. ...................       90,261
                                            -----------
                                                777,630
                                            -----------
Energy (7.7%):
     2,990   Apache Corp. ................      170,400
     1,936   ConocoPhillips...............       93,683
     4,250   EOG Resources, Inc. .........      169,660
     9,380   GlobalSantaFe Corp. .........      228,122
     6,920   Noble Corp.*.................      243,238
     9,180   Smith International, Inc.*...      299,452
     4,730   Valero Energy Corp. .........      174,726
     3,370   XTO Energy, Inc. ............       83,239
                                            -----------
                                              1,462,520
                                            -----------

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Financials (12.2%):
     1,440   Affiliated Managers Group,
               Inc.*......................  $    72,432
     1,210   Ambac Financial Group,
               Inc. ......................       68,050
     1,970   Arthur J. Gallagher & Co. ...       57,879
     6,470   BancorpSouth, Inc. ..........      125,647
     2,230   Bear Stearns Companies,
               Inc. ......................      132,462
     1,540   Commerce Bancorp, Inc. ......       66,513
     3,900   Compass Bancshares, Inc. ....      121,953
     2,780   Federated Investors, Inc.,
               Class B....................       70,529
     3,700   First Virginia Banks,
               Inc. ......................      137,751
     7,290   Hibernia Corp., Class A......      140,404
     3,930   John Nuveen Co., Class A.....       99,626
     1,580   Lehman Brothers Holdings,
               Inc. ......................       84,198
     3,390   North Fork Bancorporation,
               Inc. ......................      114,379
     4,120   Old Republic International
               Corp. .....................      115,360
     3,720   Regions Financial Corp. .....      124,099
     2,670   SEI Investments Co. .........       72,571
     1,220   SLM Corp. ...................      126,709
     4,630   SouthTrust Corp. ............      115,056
     1,810   TCF Financial Corp. .........       79,079
     3,990   Torchmark Corp. .............      145,754
     2,900   Waddell & Reed Financial,
               Inc., Class A..............       57,043
     3,090   Washington Mutual, Inc. .....      106,698
     3,330   Willis Group Holdings,
               Ltd.*......................       95,471
                                            -----------
                                              2,329,663
                                            -----------
Health Care (18.3%):
     5,000   Alcon, Inc.*.................      197,250
     4,090   Allergan, Inc. ..............      235,666
     1,790   Anthem, Inc.*................      112,591
     3,300   Biogen, Inc.*................      132,198
     3,990   Boston Scientific Corp.*.....      169,655
    11,610   Caremark Rx, Inc.*...........      188,663
     3,040   Charles River Laboratories
               International, Inc.*.......      116,979
     4,940   DENTSPLY International,
               Inc. ......................      183,768
     1,010   Forest Laboratories, Inc.*...       99,202
     7,040   Genzyme Corp.*...............      208,173
     5,870   Gilead Sciences, Inc.*.......      199,580
     3,780   Medicis Pharmaceutical Corp.,
               Class A*...................      187,753
     9,190   Mylan Laboratories, Inc. ....      320,730
     3,710   Stryker Corp. ...............      249,015
     6,560   Teva Pharmaceutical
               Industries, Ltd., ADR......      253,281
     4,760   Varian Medical Systems,
               Inc.*......................      236,096
     2,150   WellPoint Health Networks,
               Inc.*......................      152,994
     5,730   Zimmer Holdings, Inc.*.......      237,910
                                            -----------
                                              3,481,504
                                            -----------
Industrials (8.6%):
     5,230   AGCO Corp. ..................      115,583
     4,850   Alliance Data Systems
               Corp.*.....................       85,942
     1,650   Alliant Techsystems, Inc.*...      102,878
     6,760   CNF, Inc. ...................      224,702

See accompanying notes to the financial statements.
 46

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002


  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Industrials, continued
       990   Danaher Corp. ...............  $    65,043
     5,600   Dun & Bradstreet Corp.*......      193,144
     1,480   Eaton Corp. .................      115,603
     3,480   Equifax, Inc. ...............       80,527
     3,870   First Data Corp. ............      137,037
     4,420   Fiserv, Inc.*................      150,059
     2,700   Ingersoll Rand Co. ..........      116,262
     2,640   L-3 Communications Holdings,
               Inc.*......................      118,562
     3,030   Pitney Bowes, Inc. ..........       98,960
     2,140   Sabre Holdings Corp.*........       38,755
                                            -----------
                                              1,643,057
                                            -----------
Information Technology (19.0%):
     5,800   Affiliated Computer Services,
               Inc., Class A*.............      305,369
     4,940   Autodesk, Inc. ..............       70,642
    14,640   BEA Systems, Inc.*...........      167,921
     7,200   Cadence Design Systems,
               Inc.*......................       84,888
     8,850   Celestica, Inc.*.............      124,785
     5,370   Citrix Systems, Inc.*........       66,158
     5,720   Dell Computer Corp.*.........      152,953
     1,650   Electronic Arts, Inc.*.......       82,121
     2,280   Fair, Issac and Company,
               Inc. ......................       97,356
    10,440   Fairchild Semiconductor
               Corp., Class A*............      111,812
     3,400   International Rectifier
               Corp.*.....................       62,764
     4,620   Intuit, Inc.*................      216,770
     3,700   Jabil Circuit, Inc.*.........       66,304
     5,480   Lam Research Corp.*..........       59,184
     3,160   Lexmark International,
               Inc.*......................      191,180
     5,750   Marvell Technology Group,
               Ltd.*......................      108,445
     7,250   Microchip Technology,
               Inc. ......................      177,263

  SHARES
    OR
PRINCIPAL
  AMOUNT                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Information Technology, continued
    13,790   Network Associates, Inc.*....  $   221,881
     2,670   Novellus Systems, Inc.*......       74,974
     6,200   QLogic Corp.*................      213,962
     4,630   Reynolds and Reynolds Co.,
               Class A....................      117,926
    12,120   RF Micro Devices, Inc.*......       88,840
     2,770   SanDisk Corp.*...............       56,231
     7,950   Symantec Corp.*..............      322,054
     3,240   Tech Data Corp.*.............       87,350
    13,230   Tellabs, Inc.*...............       96,182
     3,890   UTStarcom, Inc.*.............       77,139
     7,750   Yahoo!, Inc.*................      126,713
                                            -----------
                                              3,629,167
                                            -----------
Materials (1.7%):
     4,070   Ecolab, Inc. ................      201,465
     3,480   International Flavors &
               Fragrances, Inc............      122,148
                                            -----------
                                                323,613
                                            -----------
Telecommunication Services (0.6%):
     9,680   Nextel Communications, Inc.,
               Class A*...................      111,804
                                            -----------
  Total Common Stocks                        18,502,518
                                            -----------
U.S. GOVERNMENT SPONSORED ENTERPRISE (5.6%):
Federal Home Loan Bank (5.6%):
$1,063,000   0.76%, 01/02/03..............    1,063,000
                                            -----------
  Total Investments
    (Cost $19,077,793) (a) -- 102.7%         19,565,518
  Liabilities in excess of other
    assets -- (2.7)%                          (512,354)
                                            -----------
  Net Assets -- 100.0%                      $19,053,164
                                            ===========

------------

*   Non-income producing security.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $661,546. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation...................  $ 928,702
      Unrealized depreciation...................   (754,881)
                                                  ---------
      Net unrealized appreciation...............  $(173,821)
                                                  =========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO RENAISSANCE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

 SHARES                                       VALUE
--------                                   -----------
COMMON STOCKS (89.3%):
Aerospace/Defense (0.4%):
  15,800   Goodrich Corp. ...............  $   289,456
                                           -----------
Airlines (1.6%):
 187,900   AMR Corp.*....................    1,240,140
                                           -----------
Automobiles (3.7%):
  92,900   Navistar International
             Corp.*......................    2,258,399
  86,600   Visteon Corp. ................      602,736
                                           -----------
                                             2,861,135
                                           -----------
Banking/Financial Services (10.0%):
 149,200   AmeriCredit Corp.*............    1,154,808
  49,300   CIT Group, Inc. ..............      966,280
  81,096   Household International,
             Inc. .......................    2,255,280
 144,000   J.P. Morgan Chase & Co. ......    3,456,000
                                           -----------
                                             7,832,368
                                           -----------
Chemicals (3.1%):
  35,500   Crompton Corp. ...............      211,225
  14,000   FMC Corp.*....................      382,480
 137,000   IMC Global, Inc. .............    1,461,790
  92,400   Solutia, Inc. ................      335,412
                                           -----------
                                             2,390,907
                                           -----------
Computers (1.8%):
 231,700   Maxtor Corp.*.................    1,172,402
  25,000   Seagate Technology*...........      268,250
                                           -----------
                                             1,440,652
                                           -----------
Electronics (12.8%):
 213,700   Advanced Micro Devices,
             Inc.*.......................    1,380,502
 119,000   Amkor Technology, Inc.*.......      566,440
   4,000   Arrow Electronics, Inc.*......       51,160
  63,000   Credence Systems Corp.*.......      587,790
  67,000   Kulicke & Soffa Industries,
             Inc.*.......................      383,240
 266,983   Micron Technology, Inc.*......    2,600,414
 586,000   Sanmina-SCI Corp.*............    2,631,140
 291,800   Solectron Corp.*..............    1,035,890
  65,000   Teradyne, Inc.*...............      845,650
                                           -----------
                                            10,082,226
                                           -----------
Health Care (1.8%):
 157,600   HEALTHSOUTH Corp.*............      661,920
  25,300   PacifiCare Health Systems,
             Inc.*.......................      710,930
                                           -----------
                                             1,372,850
                                           -----------
Insurance (5.6%):
  57,500   ACE, Ltd. ....................    1,687,050
  29,670   American Financial Group,
             Inc. .......................      684,478
  17,500   CIGNA Corp. ..................      719,600
   6,000   Fairfax Financial Holdings,
             Ltd. .......................      459,970
  18,000   Loews Corp. ..................      800,280
                                           -----------
                                             4,351,378
                                           -----------

 SHARES                                       VALUE
--------                                   -----------
COMMON STOCKS, CONTINUED
Manufacturing (5.3%):
  16,000   ArvinMeritor, Inc. ...........  $   266,720
 178,300   CNH Global NV.................      677,540
  43,000   Goodyear Tire & Rubber Co. ...      292,830
   9,700   Hasbro, Inc. .................      112,035
 139,500   Tyco International, Ltd. .....    2,382,660
  16,000   York International Corp. .....      409,120
                                           -----------
                                             4,140,905
                                           -----------
Media (3.5%):
 308,314   Liberty Media Corp., Class
             A*..........................    2,756,327
                                           -----------
Metals/Mining (3.0%):
  56,200   Alcan, Inc. ..................    1,659,024
  41,000   Freeport-McMoRan Copper &
             Gold, Inc., Class B*........      687,980
                                           -----------
                                             2,347,004
                                           -----------
Oil/Gas (17.5%):
  28,300   Burlington Resources, Inc. ...    1,206,995
  32,500   Diamond Offshore Drilling,
             Inc. .......................      710,125
 207,400   El Paso Corp. ................    1,443,504
  82,900   Nabors Industries, Ltd.*......    2,923,883
   7,700   Noble Energy, Inc. ...........      289,135
 200,200   Pride International, Inc.*....    2,982,980
  77,200   Rowan Companies, Inc. ........    1,752,440
   5,100   Tidewater, Inc. ..............      158,610
  63,300   Valero Energy Corp. ..........    2,338,302
                                           -----------
                                            13,805,974
                                           -----------
Paper/Forest Products (2.3%):
  12,000   Bowater, Inc. ................      503,400
  51,000   Georgia-Pacific Corp. ........      824,160
  71,000   Tembec, Inc.*.................      493,917
                                           -----------
                                             1,821,477
                                           -----------
Retail/Wholesale (6.9%):
  63,600   Fleming Companies, Inc. ......      417,852
 184,400   J.C. Penney Company, Inc.
             (Holding Company) ..........    4,243,044
  30,000   Sears, Roebuck and Co. .......      718,500
                                           -----------
                                             5,379,396
                                           -----------
Tobacco (0.4%):
  15,300   Loews Corp. -- Carolina
             Group.......................      310,131
                                           -----------
Transportation (4.9%):
  81,200   CSX Corp. ....................    2,298,772
  75,300   Swift Transportation Company,
             Inc.*.......................    1,507,355
                                           -----------
                                             3,806,127
                                           -----------
Utilities (4.7%):
   4,200   Calpine Corp.*................       13,692
 221,700   PG&E Corp.*...................    3,081,630
  29,500   TXU Corp. ....................      551,060
                                           -----------
                                             3,646,382
                                           -----------
  Total Common Stocks                       69,874,835
                                           -----------

See accompanying notes to the financial statements.
 48

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO RENAISSANCE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

 SHARES
   OR
PRINCIPAL
 AMOUNT                                        VALUE
---------                                   -----------
INVESTMENT COMPANY (0.2%):
   1,700    Standard & Poors Depositary
              Receipt Trust Series 1......  $   149,991
                                            -----------
CONVERTIBLE BONDS (0.1%):
Healthcare (0.1%):
$100,000    HEALTHSOUTH Corp., 3.25%,
              04/01/03....................       97,625
                                            -----------
  Total Investments
    (Cost $77,372,463) (a) -- 89.6%          70,122,451
  Other assets in excess of
liabilities -- 10.4%                          8,126,133
                                            -----------
  Net Assets -- 100.0%                      $78,248,584
                                            ===========

------------

*   Non-income producing security.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $855,050. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation...................  $  2,987,011
      Unrealized depreciation...................   (11,092,073)
                                                  ------------
      Net unrealized depreciation...............  $ (8,105,062)
                                                  ============

    The following represents the allocations by country as of 12/31/02 based upon net assets.

      COUNTRY                                     PERCENTAGE
      -------                                     ----------
      United States.............................     95.30%
      Canada....................................      3.73%
      Netherlands...............................      0.97%
                                                    ------
                                                    100.00%
                                                    ======

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

SHARES                                        VALUE
-------                                    -----------
COMMON STOCKS (88.8%):
Airlines (0.8%):
 26,800   AMR Corp.*.....................  $   176,880
                                           -----------
Automobiles (1.8%):
 17,700   Navistar International
            Corp.*.......................      430,287
                                           -----------
Banking/Financial Services (11.0%):
 10,000   AmeriCredit Corp.*.............       77,400
 22,946   CIT Group, Inc. ...............      449,742
  8,000   FleetBoston Financial Corp. ...      194,400
 29,746   Household International,
            Inc. ........................      827,236
 42,200   J.P. Morgan Chase & Co. .......    1,012,800
                                           -----------
                                             2,561,578
                                           -----------
Chemicals (0.5%):
  4,100   Dow Chemical Co. ..............      121,770
                                           -----------
Computers (4.0%):
 54,137   Hewlett-Packard Co. ...........      939,818
                                           -----------
Electronics (11.1%):
 28,000   Agilent Technologies*..........      502,880
 71,882   Micron Technology, Inc.*.......      700,131
 78,000   Sanmina-SCI Corp.*.............      350,220
 79,400   Teradyne, Inc.*................    1,032,994
                                           -----------
                                             2,586,225
                                           -----------
Insurance (10.3%):
 19,100   ACE, Ltd. .....................      560,394
  2,400   Allstate Corp. ................       88,776
 25,000   CIGNA Corp. ...................    1,028,000
 15,000   Hartford Financial Services
            Group, Inc...................      681,450
    900   Loews Corp. ...................       40,014
                                           -----------
                                             2,398,634
                                           -----------
Manufacturing (4.9%):
 67,000   Tyco International, Ltd. ......    1,144,360
                                           -----------
Media (4.1%):
105,893   Liberty Media Corp., Class
            A*...........................      946,683
                                           -----------
Metals/Mining (3.0%):
 24,000   Alcan, Inc. ...................      708,480
                                           -----------

SHARES                                        VALUE
-------                                    -----------
COMMON STOCKS, CONTINUED
Oil/Gas (17.8%):
 17,300   Burlington Resources, Inc. ....  $   737,845
 75,000   El Paso Corp. .................      522,000
 41,900   Halliburton Co. ...............      783,949
 37,400   Nabors Industries, Ltd.*.......    1,319,098
 21,000   Petroleo Brasileiro SA, ADR....      281,400
 22,900   Rowan Companies, Inc. .........      519,830
                                           -----------
                                             4,164,122
                                           -----------
Pharmaceuticals (3.2%):
  4,000   Bristol-Myers Squibb Co. ......       92,600
 29,300   Schering-Plough Corp. .........      650,460
                                           -----------
                                               743,060
                                           -----------
Retail/Wholesale (6.4%):
 47,000   J.C. Penney Company, Inc.
            (Holding Company) ...........    1,081,470
 17,000   Sears, Roebuck and Co. ........      407,150
                                           -----------
                                             1,488,620
                                           -----------
Tobacco (0.8%):
  4,400   Philip Morris Companies,
            Inc. ........................      178,332
                                           -----------
Transportation (4.0%):
 33,000   CSX Corp. .....................      934,230
                                           -----------
Utilities (5.1%):
 86,200   PG&E Corp.*....................    1,198,180
                                           -----------
  Total Common Stocks                       20,721,259
                                           -----------
INVESTMENT COMPANY (1.1%):
  3,000   Standard & Poors Depositary
            Receipt Trust Series 1.......      264,690
                                           -----------
  Total Investments
    (Cost $22,357,369) (a) -- 89.9%         20,985,949
  Other assets in excess of
liabilities -- 10.1%                         2,360,790
                                           -----------
  Net Assets -- 100.0%                     $23,346,739
                                           ===========

------------

*   Non-income producing security.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $920,663. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation...................  $   970,403
      Unrealized depreciation...................   (3,262,486)
                                                  -----------
      Net unrealized depreciation...............  $(2,292,083)
                                                  ===========

See accompanying notes to the financial statements.
 50

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (85.5%):
Consumer Discretionary (17.5%):
    26,790   Amazon.com, Inc.*............  $   506,063
     2,390   AutoZone, Inc.*..............      168,854
    12,940   Bed Bath & Beyond, Inc.*.....      446,818
    10,750   Clear Channel Communications,
               Inc.*......................      400,868
    10,360   eBay, Inc.*..................      702,615
    12,150   Gap, Inc. ...................      188,568
     3,880   Harley-Davidson, Inc. .......      179,256
     5,150   International Game
               Technology*................      390,988
    10,350   J.C. Penney Company, Inc. ...      238,154
     3,900   Kohl's Corp.*................      218,205
     2,340   Lennar Corp. ................      120,744
    12,930   Lowe's Companies, Inc. ......      484,875
     5,190   Ross Stores, Inc. ...........      220,004
    18,300   Staples, Inc.*...............      334,890
    22,000   Starbucks Corp.*.............      448,360
    20,700   Viacom, Inc., Class B*.......      843,731
     8,260   Wal-Mart Stores, Inc. .......      417,213
                                            -----------
                                              6,310,206
                                            -----------
Consumer Staples (3.7%):
     6,440   Avon Products, Inc. .........      346,923
    10,320   Kraft Foods, Inc., Class A...      401,757
     3,450   Procter & Gamble Co. ........      296,493
    10,350   Sysco Corp. .................      308,327
                                            -----------
                                              1,353,500
                                            -----------
Energy (5.2%):
     7,800   Anadarko Petroleum Corp. ....      373,620
     7,750   Apache Corp. ................      441,672
     3,600   Devon Energy Corp. ..........      165,240
    12,920   Smith International, Inc.*...      421,450
    12,200   Transocean, Inc. ............      283,040
     5,150   Weatherford International,
               Ltd.*......................      205,640
                                            -----------
                                              1,890,662
                                            -----------
Financials (7.7%):
     8,800   Allstate Corp. ..............      325,512
    12,950   American Express Co. ........      457,782
     9,040   Bank of America Corp. .......      628,912
    16,550   MBNA Corp. ..................      314,781
     2,820   Progressive Corp. ...........      139,957
     2,600   SLM Corp. ...................      270,036
    10,320   SouthTrust Corp. ............      256,452
    10,750   Washington Mutual, Inc. .....      371,198
                                            -----------
                                              2,764,630
                                            -----------
Health Care (18.3%):
    12,950   Amgen, Inc.*.................      626,003
     7,750   Biogen, Inc.*................      310,465
    14,200   Boston Scientific Corp.*.....      603,784
     4,100   Cardinal Health, Inc. .......      242,679
     5,150   Cephalon, Inc.*..............      250,640
     5,700   Forest Laboratories, Inc.*...      559,854

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Health Care, continued
     9,850   Genzyme Corp.*...............  $   291,265
    15,500   Gilead Sciences, Inc.*.......      527,000
    11,650   Johnson & Johnson............      625,722
    15,530   Medtronic, Inc. .............      708,167
    20,700   Pfizer, Inc. ................      632,799
     2,600   Stryker Corp. ...............      174,512
     7,750   Teva Pharmaceutical
               Industries, Ltd., ADR......      299,228
     2,570   UnitedHealth Group, Inc. ....      214,595
     3,860   WellPoint Health Networks,
               Inc.*......................      274,678
     6,460   Zimmer Holdings, Inc.*.......      268,219
                                            -----------
                                              6,609,610
                                            -----------
Industrials (3.8%):
     5,190   3M Co. ......................      639,927
    13,060   Apollo Group, Inc., Class
               A*.........................      574,640
     2,650   Lockheed Martin Corp. .......      153,038
                                            -----------
                                              1,367,605
                                            -----------
Information Technology (26.1%):
     5,540   Affiliated Computer Services,
               Inc., Class A*.............      291,681
    41,350   Cisco Systems, Inc.*.........      541,685
    42,650   Dell Computer Corp.*.........    1,140,460
     8,070   Electronic Arts, Inc.*.......      401,644
    10,350   Hewlett-Packard Co. .........      179,676
    27,100   Intel Corp. .................      421,947
    12,950   Intuit, Inc.*................      607,614
     7,750   Maxim Integrated Products,
               Inc. ......................      256,060
     7,750   Mercury Interactive Corp.*...      229,788
    18,785   Microchip Technology,
               Inc. ......................      459,293
    26,990   Microsoft Corp.*.............    1,395,382
    28,450   Nokia Corp., ADR.............      440,975
    15,000   Novellus Systems, Inc.*......      421,200
    21,800   Oracle Corp.*................      235,440
    10,800   PeopleSoft, Inc.*............      197,640
    10,350   QLogic Corp.*................      357,179
    20,700   QUALCOMM, Inc.*..............      753,273
    15,530   Symantec Corp.*..............      629,120
     3,900   Synopsys, Inc.*..............      179,985
    18,100   Yahoo!, Inc.*................      295,935
                                            -----------
                                              9,435,977
                                            -----------
Telecommunication Services (3.2%):
    51,700   Nextel Communications, Inc.,
               Class A*...................      597,135
     9,550   Verizon Communications,
               Inc. ......................      370,063
    10,350   Vodafone Group plc, ADR......      187,542
     9,000   Winstar Communications,
               Inc.*......................            0
                                            -----------
                                              1,154,740
                                            -----------
  Total Common Stocks                        30,886,930
                                            -----------

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

PRINCIPAL
  AMOUNT                                       VALUE
----------                                  -----------
U.S. GOVERNMENT SPONSORED ENTERPRISE (8.3%):
Federal Home Loan Bank (8.3%):
$3,000,000   0.76%, 01/02/03..............  $ 3,000,000
                                            -----------
U.S. TREASURY OBLIGATIONS (5.9%):
US Treasury Bill (5.9%):
 2,140,000   1.20%, 02/13/03..............    2,137,128
                                            -----------
  Total Investments
    (Cost $36,207,340) (a) -- 99.7%          36,024,058
  Other assets in excess of
liabilities -- 0.3%                             112,581
                                            -----------
  Net Assets -- 100.0%                      $36,136,639
                                            ===========

------------

*   Non-income producing security.

ADR-- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $578,907. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation...................  $   957,054
      Unrealized depreciation...................   (1,719,243)
                                                  -----------
      Net unrealized depreciation...............  $  (762,189)
                                                  ===========

See accompanying notes to the financial statements.
 52

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (93.6%):
Consumer Discretionary (9.8%):
    60,059   Comcast Corp., Class A*......  $ 1,415,591
    58,350   Federated Department Stores,
               Inc.*......................    1,678,145
    72,910   Gap, Inc. ...................    1,131,563
    26,450   Interpublic Group of
               Companies, Inc.............      372,416
    23,990   Limited, Inc. ...............      334,181
    48,960   McDonald's Corp. ............      787,277
    81,560   Walt Disney Co. .............    1,330,244
     2,650   Zale Corp.*..................       84,535
                                            -----------
                                              7,133,952
                                            -----------
Consumer Staples (8.6%):
    33,560   CVS Corp. ...................      837,993
    30,420   Kimberly-Clark Corp. ........    1,444,037
   129,590   Kroger Co.*..................    2,002,166
    23,130   Philip Morris Companies,
               Inc. ......................      937,459
    12,700   Safeway, Inc.*...............      296,672
    34,170   Sara Lee Corp. ..............      769,167
                                            -----------
                                              6,287,494
                                            -----------
Energy (13.7%):
    38,460   BP plc, ADR..................    1,563,399
     8,630   ChevronTexaco Corp. .........      573,722
    24,630   ConocoPhillips...............    1,191,846
    44,510   Diamond Offshore Drilling,
               Inc. ......................      972,544
   139,930   Halliburton Co. .............    2,618,090
    61,570   Schlumberger, Ltd. ..........    2,591,481
     6,500   Total Fina Elf SA, ADR.......      464,750
                                            -----------
                                              9,975,832
                                            -----------
Financials (16.6%):
    23,600   Allstate Corp. ..............      872,964
     9,660   Ambac Financial Group,
               Inc. ......................      543,278
    28,300   Bank of America Corp. .......    1,968,831
     7,465   Capital One Financial
               Corp. .....................      221,860
    17,390   Chubb Corp. .................      907,758
    23,640   Citigroup, Inc. .............      831,892
     3,500   Fannie Mae...................      225,155
     1,570   FleetBoston Financial
               Corp. .....................       38,151
    45,820   Freddie Mac..................    2,705,671
     4,100   Goldman Sachs Group, Inc. ...      279,210
       920   Instinet Group, Inc. ........        3,892
    13,380   J.P. Morgan Chase & Co. .....      321,120
     3,100   LandAmerica Financial Group,
               Inc. ......................      109,895
    15,980   Merrill Lynch & Company,
               Inc. ......................      606,441
     5,300   PNC Financial Services
               Group......................      222,070
     3,560   Principal Financial Group,
               Inc. ......................      107,263
     6,320   Stilwell Financial, Inc. ....       82,602
     5,890   SunTrust Banks, Inc. ........      335,259
    16,850   Torchmark Corp. .............      615,531

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Financials, continued
     3,400   Travelers Property Casualty
               Corp., Class A*............  $    49,810
    16,639   Travelers Property Casualty
               Corp., Class B*............      243,761
     4,435   UnumProvident Corp. .........       77,790
     2,595   Washington Mutual, Inc. .....       89,605
    13,490   Wells Fargo & Co. ...........      632,276
                                            -----------
                                             12,092,085
                                            -----------
Health Care (15.4%):
    30,420   Aetna, Inc. .................    1,250,870
    10,300   Baxter International,
               Inc. ......................      288,400
   121,500   Bristol-Myers Squibb Co. ....    2,812,725
    30,100   GlaxoSmithKline plc, ADR.....    1,127,546
     8,300   Guidant Corp.*...............      256,055
    21,910   Merck & Company, Inc. .......    1,240,325
    32,330   Pharmacia Corp. .............    1,351,394
    11,970   Roche Holding AG, ADR........      834,106
    49,560   Schering-Plough Corp. .......    1,100,232
    24,590   Wyeth........................      919,666
                                            -----------
                                             11,181,319
                                            -----------
Industrials (0.6%):
    15,820   Burlington Northern Santa Fe
               Corp. .....................      411,478
       357   CP Ships, Ltd. ..............        4,848
                                            -----------
                                                416,326
                                            -----------
Information Technology (8.1%):
     3,600   Amdocs, Ltd.*................       35,352
    11,000   Andrew Corp.*................      113,080
     2,730   Check Point Software
               Technologies, Ltd.*........       35,408
    33,926   Cisco Systems, Inc.*.........      444,431
    22,440   Cognex Corp.*................      413,569
    25,285   Comverse Technology, Inc.*...      253,356
    28,670   Credence Systems Corp.*......      267,491
     2,300   Dell Computer Corp.*.........       61,502
    23,660   Electronics for Imaging,
               Inc.*......................      384,735
    71,075   Flextronics International,
               Ltd.*......................      582,104
    54,249   Hewlett-Packard Co. .........      941,763
     2,090   International Business
               Machines Corp..............      161,975
    10,820   Jabil Circuit, Inc.*.........      193,894
    40,440   JDS Uniphase Corp.*..........       99,887
     5,610   KEMET Corp.*.................       49,031
    11,075   Lexmark International,
               Inc.*......................      670,038
     6,050   Microsoft Corp.*.............      312,785
    61,890   Motorola, Inc. ..............      535,349
     9,350   Nokia Corp., ADR.............      144,925
       890   Novellus Systems, Inc.*......       24,991

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN COMSTOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002


  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Information Technology, continued
     2,415   SanDisk Corp.*...............  $    49,025
    16,600   Solectron Corp.*.............       58,930
     1,290   SunGard Data Systems,
               Inc.*......................       30,392
     5,254   Telefonaktiebolaget LM
               Ericsson, ADR*.............       35,412
                                            -----------
                                              5,899,425
                                            -----------
Materials (8.1%):
    10,980   Barrick Gold Corp. ..........      169,202
    31,790   Boise Cascade Corp. .........      801,744
    62,260   Dow Chemical Co. ............    1,849,121
    25,890   Freeport-McMoRan Copper &
               Gold, Inc., Class B*.......      434,434
    34,100   Georgia-Pacific Corp. .......      551,056
    23,600   International Paper Co. .....      825,292
    18,850   Placer Dome, Inc. ...........      216,775
    20,440   Sealed Air Corp.*............      762,412
    24,230   United States Steel Corp. ...      317,898
                                            -----------
                                              5,927,934
                                            -----------
Telecommunication Services (6.3%):
    22,212   AT&T Corp. ..................      579,955
   211,810   Sprint Corp. ................    3,067,009
    25,100   Verizon Communications,
               Inc. ......................      972,625
                                            -----------
                                              4,619,589
                                            -----------

  SHARES
    OR
PRINCIPAL
  AMOUNT                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Utilities (6.4%):
     9,250   American Electric Power
               Company, Inc...............  $   252,803
    83,940   CenterPoint Energy, Inc. ....      713,490
    16,290   Constellation Energy Group,
               Inc. ......................      453,188
    10,660   Exelon Corp. ................      562,528
     7,170   IDACORP, Inc. ...............      178,031
    19,440   Public Service Enterprise
               Group, Inc.................      624,024
    51,921   Reliant Resources, Inc.*.....      166,147
    18,190   Scottish Power plc, ADR......      416,915
    67,510   TXU Corp. ...................    1,261,086
                                            -----------
                                              4,628,212
                                            -----------
  Total Common Stocks                        68,162,168
                                            -----------
U.S. GOVERNMENT SPONSORED ENTERPRISE (6.7%):
Federal Home Loan Bank (6.7%):
$4,913,000   0.76%, 01/02/03..............    4,913,000
                                            -----------
  Total Investments
    (Cost $76,334,632) (a) -- 100.3%         73,075,168
  Liabilities in excess of other
assets -- (0.3)%                              (241,695)
                                            -----------
  Net Assets -- 100.0%                      $72,833,473
                                            ===========

------------

*   Non-income producing security.

ADR-- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $1,866,272. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation...................  $ 2,555,355
      Unrealized depreciation...................   (7,681,091)
                                                  -----------
      Net unrealized depreciation...............  $(5,125,736)
                                                  ===========

See accompanying notes to the financial statements.
 54

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002


 SHARES                                        VALUE
---------                                    ----------
 COMMON STOCKS (86.5%):
Aerospace/Defense (2.4%):
   3,500    Lockheed Martin Corp. .........  $  202,125
                                             ----------
Banking/Financial Services (16.3%):
   5,000    American Express Co. ..........     176,750
   5,000    Bank of America Corp. .........     347,850
   7,500    Citigroup, Inc. ...............     263,925
   3,500    Fifth Third Bancorp............     204,925
  10,000    J.P. Morgan Chase & Co. .......     240,000
   5,000    Washington Mutual, Inc. .......     172,650
                                             ----------
                                              1,406,100
                                             ----------
Chemicals (2.5%):
   5,000    E. I. du Pont de Nemours and
              Co. .........................     212,000
                                             ----------
Computers (9.1%):
  15,000    Hewlett-Packard Co. ...........     260,400
   3,500    International Business Machines
              Corp.........................     271,250
   5,000    Microsoft Corp.*...............     258,500
                                             ----------
                                                790,150
                                             ----------
Diversified (2.9%):
   2,000    3M Co. ........................     246,600
                                             ----------
Food (2.6%):
   7,500    Sysco Corp. ...................     223,425
                                             ----------
Health Care (3.6%):
   3,500    Johnson & Johnson..............     187,985
   1,500    UnitedHealth Group, Inc. ......     125,250
                                             ----------
                                                313,235
                                             ----------
Household (2.5%):
   2,500    Procter & Gamble Co. ..........     214,850
                                             ----------
Insurance (2.4%):
   3,500    American International Group,
              Inc. ........................     202,475
                                             ----------
Manufacturing (1.9%):
   3,500    Caterpillar, Inc. .............     160,020
                                             ----------
Media (4.5%):
   5,000    Clear Channel Communications,
              Inc.*........................     186,450
   5,000    Viacom, Inc., Class B*.........     203,800
                                             ----------
                                                390,250
                                             ----------
Metals/Mining (3.4%):
  10,000    Newmont Mining Corp. ..........     290,300
                                             ----------
 Oil/Gas (6.3%):
   5,000    BP plc, ADR....................     203,250
   2,500    ChevronTexaco Corp. ...........     166,200
   5,371    Kinder Morgan Management,
              LLC..........................     169,670
                                             ----------
                                                539,120
                                             ----------

 SHARES
   OR
PRINCIPAL
 AMOUNT                                        VALUE
---------                                    ----------
COMMON STOCKS, CONTINUED
Paper/Forest Products (2.0%):
   5,000    International Paper Co. .......  $  174,850
                                             ----------
Pharmaceuticals (5.5%):
   2,500    Forest Laboratories, Inc.*.....     245,550
   7,500    Pfizer, Inc. ..................     229,275
                                             ----------
                                                474,825
                                             ----------
Real Estate Investment Trusts (8.7%):
   5,000    Archstone-Smith Trust..........     117,700
   5,000    Boston Properties, Inc. .......     184,300
   3,500    Equity Office Properties
              Trust........................      87,430
   5,000    Simon Property Group, Inc. ....     170,350
   5,000    Vornado Realty Trust...........     186,000
                                             ----------
                                                745,780
                                             ----------
Retail/Wholesale (2.1%):
   3,500    Wal-Mart Stores, Inc. .........     176,785
                                             ----------
Services (3.1%):
   7,500    First Data Corp. ..............     265,575
                                             ----------
Telecommunications (2.3%):
   5,000    Verizon Communications,
              Inc. ........................     193,750
                                             ----------
Tobacco (2.4%):
   5,000    Philip Morris Companies,
              Inc. ........................     202,650
                                             ----------
  Total Common Stocks                         7,424,865
                                             ----------
CORPORATE BONDS (4.0%):
Diversified (2.9%):
$250,000    Cendant Corp., 3.88%, 11/27/11
              (a)..........................     246,875
                                             ----------
Health Care (1.1%):
 100,000    Lifepoint Hospitals, Inc.,
              4.50%, 06/01/09 (a)..........      98,625
                                             ----------
  Total Corporate Bonds                         345,500
                                             ----------
PREFERRED STOCKS (2.9%):
Automobiles (1.3%):
   5,000    General Motors, Series B.......     115,500
                                             ----------
Banking/Financial Services (1.6%):
   6,000    Goldman Sachs Group, Inc. .....     135,660
                                             ----------
  Total Preferred Stocks                        251,160
                                             ----------
  Total Investments
    (Cost $8,393,191) (b) -- 93.4%            8,021,525
  Other assets in excess of
liabilities -- 6.6%                             564,135
                                             ----------
  Net Assets -- 100.0%                       $8,585,660
                                             ==========

------------

*   Non-income producing security.

ADR--American Depository Receipt.

(a) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Advisor and/or Specialist Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ PIMCO GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

(b) Represents cost for financial reporting purposes, is substantially the same as cost for Federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

      Unrealized appreciation...................  $ 116,140
      Unrealized depreciation...................   (487,806)
                                                  ---------
      Net unrealized depreciation...............  $(371,666)
                                                  =========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS (95.4%):
Consumer Discretionary (8.8%):
    55,980   AOL Time Warner, Inc.*.......  $   733,338
    10,931   Comcast Corp., Class A*......      257,644
     2,270   Dow Jones & Company, Inc. ...       98,132
    11,550   Eastman Kodak Co. ...........      404,712
    45,950   Hilton Hotels Corp. .........      584,025
     4,730   Magna International, Inc.,
               Class A....................      265,590
    12,730   McDonald's Corp. ............      204,698
    18,410   Target Corp. ................      552,300
     7,530   Wal-Mart Stores, Inc. .......      380,340
    44,320   Walt Disney Co. .............      722,859
                                            -----------
                                              4,203,638
                                            -----------
Consumer Staples (6.8%):
    17,820   Coca-Cola Co. ...............      780,872
    15,090   CVS Corp. ...................      376,797
    10,270   Kimberly-Clark Corp. ........      487,517
     9,790   PepsiCo, Inc. ...............      413,334
    11,570   Philip Morris Companies,
               Inc. ......................      468,932
     8,370   Procter & Gamble Co. ........      719,318
                                            -----------
                                              3,246,770
                                            -----------
Energy (14.4%):
     9,480   Anadarko Petroleum Corp. ....      454,092
    12,490   BP plc, ADR..................      507,719
    14,970   Burlington Resources,
               Inc. ......................      638,471
    10,904   ConocoPhillips...............      527,645
    16,910   ENSCO International, Inc. ...      498,000
    11,740   EOG Resources, Inc. .........      468,661
    41,062   Exxon Mobil Corp. ...........    1,434,705
     9,360   Noble Energy, Inc. ..........      351,468
    25,790   Schlumberger, Ltd. ..........    1,085,500
    16,140   Transocean, Inc. ............      374,448
    14,540   Valero Energy Corp. .........      537,108
                                            -----------
                                              6,877,817
                                            -----------
Financials (21.8%):
    26,810   A.G. Edwards, Inc. ..........      883,658
    49,400   Allstate Corp. ..............    1,827,307
    19,320   Bank of America Corp. .......    1,344,092
    11,760   Chubb Corp. .................      613,872
    11,360   Fannie Mae...................      730,789
    13,140   FleetBoston Financial
               Corp. .....................      319,302
    10,220   Hartford Financial Services
               Group, Inc.................      464,295
    35,610   J.P. Morgan Chase & Co. .....      854,640
    13,330   MetLife, Inc. ...............      360,443
    20,610   PNC Financial Services
               Group......................      863,559
    24,210   Prudential Financial,
               Inc. ......................      768,425
    17,500   SAFECO Corp. ................      606,725
    25,660   Travelers Property Casualty
               Corp., Class A*............      375,919
    10,030   Wachovia Corp. ..............      365,493
     1,010   Wells Fargo & Co. ...........       47,339
                                            -----------
                                             10,425,858
                                            -----------

  SHARES                                       VALUE
----------                                  -----------
COMMON STOCKS, CONTINUED
Health Care (13.9%):
    25,510   Aetna, Inc. .................  $ 1,048,971
     5,660   Anthem, Inc.*................      356,014
    12,710   Bausch & Lomb, Inc. .........      457,560
    76,160   Bristol-Myers Squibb Co. ....    1,763,104
     8,970   Johnson & Johnson............      481,779
    15,590   Mylan Laboratories, Inc. ....      544,091
    15,170   Pharmacia Corp. .............      634,106
     8,450   Roche Holding AG, ADR........      588,821
    33,220   Schering-Plough Corp. .......      737,484
                                            -----------
                                              6,611,930
                                            -----------
Industrials (9.8%):
     8,260   3M Co. ......................    1,018,458
    32,910   Equifax, Inc. ...............      761,537
    16,190   Ingersoll Rand Co. ..........      697,141
    35,060   Norfolk Southern Corp. ......      700,849
    18,720   Raytheon Co. ................      575,640
    11,350   Textron, Inc. ...............      487,937
     7,310   Union Pacific Corp. .........      437,650
                                            -----------
                                              4,679,212
                                            -----------
Information Technology (4.2%):
    12,990   Computer Sciences Corp.*.....      447,506
    22,690   Hewlett-Packard Co. .........      393,898
    16,660   Microsoft Corp.*.............      861,322
    27,020   Oracle Corp.*................      291,816
                                            -----------
                                              1,994,542
                                            -----------
Materials (6.6%):
    15,170   Dow Chemical Co. ............      450,549
    12,870   E. I. du Pont de Nemours and
               Co. .......................      545,688
     8,743   Monsanto Co. ................      168,303
    31,290   Newmont Mining Corp. ........      908,348
    12,860   Phelps Dodge Corp.*..........      407,019
    14,990   Temple-Inland, Inc. .........      671,702
                                            -----------
                                              3,151,609
                                            -----------
Telecommunication Services (5.3%):
     8,508   AT&T Corp. ..................      222,144
    15,140   SBC Communications Inc. .....      410,445
    94,610   Sprint Corp. ................    1,369,953
    13,500   Verizon Communications,
               Inc. ......................      523,125
                                            -----------
                                              2,525,667
                                            -----------
Utilities (3.8%):
    16,690   Entergy Corp. ...............      760,896
    12,080   Exelon Corp. ................      637,462
    11,820   PPL Corp. ...................      409,918
                                            -----------
                                              1,808,276
                                            -----------
  Total Common Stocks                        45,525,319
                                            -----------

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ VAN KAMPEN GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

PRINCIPAL
  AMOUNT                                       VALUE
----------                                  -----------
U.S. GOVERNMENT SPONSORED ENTERPRISE (6.0%):
Federal Home Loan Bank (6.0%):
$2,844,000   0.76%, 01/02/03..............  $ 2,844,000
                                            -----------
  Total Investments
    (Cost $49,299,922) (a) -- 101.4%         48,369,319
  Liabilities in excess of other
assets -- (1.4)%                              (648,460)
                                            -----------
  Net Assets -- 100.0%                      $47,720,859
                                            ===========

------------

*   Non-income producing security.

ADR-- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $778,815. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized appreciation...................  $ 1,044,641
      Unrealized depreciation...................   (2,754,059)
                                                  -----------
      Net unrealized depreciation...............  $(1,709,418)
                                                  ===========

See accompanying notes to the financial statements.
 58

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ ALLIANCE CAPITAL GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

                       SECURITY
  SHARES              DESCRIPTION              VALUE
----------   -----------------------------  -----------
COMMON STOCKS (93.9%):
Aerospace/Defense (2.1%):
     5,300   United Technologies Corp. ...  $   328,282
                                            -----------
Banking/Financial Services (22.9%):
     8,400   Bank of America Corp. .......      584,388
    11,200   Bank One Corp. ..............      409,360
    19,400   Citigroup, Inc. .............      682,686
     4,300   Fannie Mae...................      276,619
     3,000   Freddie Mac..................      177,150
    25,800   J.P. Morgan Chase & Co. .....      619,200
    12,500   MBNA Corp. ..................      237,750
     9,800   Merrill Lynch & Company,
               Inc. ......................      371,910
     3,800   Morgan Stanley Dean Witter &
               Co. .......................      151,696
     1,800   PMI Group, Inc. .............       54,072
     2,800   Washington Mutual, Inc. .....       96,684
                                            -----------
                                              3,661,515
                                            -----------
Beverages (0.9%):
     2,900   Anheuser-Busch Companies,
               Inc. ......................      140,360
                                            -----------
Chemicals (2.6%):
     5,500   E. I. du Pont de Nemours and
               Co. .......................      233,200
    14,900   Lyondell Chemical Co. .......      188,336
                                            -----------
                                                421,536
                                            -----------
Communications Equipment (2.0%):
    39,200   Juniper Networks, Inc.*......      266,560
    46,800   Lucent Technologies, Inc.*...       58,968
                                            -----------
                                                325,528
                                            -----------
Computers (2.2%):
    10,300   Hewlett-Packard Co. .........      178,808
    11,200   VERITAS Software Corp.*......      174,944
                                            -----------
                                                353,752
                                            -----------
Health Care (5.9%):
    10,700   Applera Corp. -- Applied
               Biosystems Group...........      187,678
     1,400   Cardinal Health, Inc. .......       82,866
     5,600   HCA, Inc. ...................      232,400
     8,450   Tenet Healthcare Corp.*......      138,580
     4,200   WellPoint Health Networks,
               Inc.*......................      298,872
                                            -----------
                                                940,396
                                            -----------
Household (1.5%):
     4,380   Avon Products, Inc. .........      235,951
                                            -----------
Insurance (4.7%):
     8,200   ACE, Ltd. ...................      240,588
     8,700   American International Group,
               Inc. ......................      503,295
                                            -----------
                                                743,883
                                            -----------

                       SECURITY
  SHARES              DESCRIPTION              VALUE
----------   -----------------------------  -----------
COMMON STOCKS, CONTINUED
Manufacturing (2.1%):
     2,200   Johnson Controls, Inc. ......  $   176,374
     9,600   Tyco International, Ltd. ....      163,968
                                            -----------
                                                340,342
                                            -----------
Media (5.9%):
     8,500   AOL Time Warner, Inc.*.......      111,350
    12,113   Comcast Corp., Class A*......      285,503
     5,600   Comcast Corp., Special Class
               A*.........................      126,504
     5,400   Cox Communications, Inc.,
               Class A*...................      153,360
     6,500   Viacom, Inc., Class B*.......      264,940
                                            -----------
                                                941,657
                                            -----------
Oil/Gas (10.1%):
     4,200   Baker Hughes, Inc. ..........      135,198
     6,300   BP plc, ADR..................      256,095
     4,300   ChevronTexaco Corp. .........      285,864
     9,000   ConocoPhillips...............      435,510
    10,100   Exxon Mobil Corp. ...........      352,894
     5,400   Occidental Petroleum
               Corp. .....................      153,630
                                            -----------
                                              1,619,191
                                            -----------
Pharmaceuticals (8.3%):
    14,800   Pfizer, Inc. ................      452,436
    18,000   Schering-Plough Corp. .......      399,600
    12,800   Wyeth........................      478,720
                                            -----------
                                              1,330,756
                                            -----------
Retail/Wholesale (0.5%):
     4,700   Kroger Co.*..................       72,615
                                            -----------
Semiconductors (4.2%):
    18,200   Altera Corp.*................      224,588
     5,400   Intersil Corp., Class A*.....       75,276
     8,700   Marvell Technology Group,
               Ltd.*......................      164,082
     4,600   Maxim Integrated Products,
               Inc. ......................      151,984
     6,500   Micron Technology, Inc.*.....       63,310
                                            -----------
                                                679,240
                                            -----------
Services (1.7%):
     7,700   First Data Corp. ............      272,657
                                            -----------
Technology (0.8%):
     4,550   Flextronics International,
               Ltd.*......................       37,265
    23,300   Solectron Corp.*.............       82,715
                                            -----------
                                                119,980
                                            -----------
Telecommunications (3.6%):
     9,540   AT&T Corp. ..................      249,089
     6,900   SBC Communications, Inc. ....      187,059
     9,700   Sprint Corp. ................      140,456
                                            -----------
                                                576,604
                                            -----------
Tobacco (3.0%):
    11,700   Philip Morris Companies,
               Inc. ......................      474,201
                                            -----------

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ ALLIANCE CAPITAL GROWTH AND INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

                       SECURITY
  SHARES              DESCRIPTION              VALUE
----------   -----------------------------  -----------
COMMON STOCKS, CONTINUED
Transportation (3.8%):
     8,000   Burlington Northern Santa Fe
               Corp. .....................  $   208,080
     6,800   Union Pacific Corp. .........      407,116
                                            -----------
                                                615,196
                                            -----------
Travel/Entertainment (2.0%):
    13,000   Carnival Corp. ..............      324,350
                                            -----------
Utilities (3.1%):
     1,700   Ameren Corp. ................       70,669
     1,500   Consolidated Edison, Inc. ...       64,230
     6,400   Constellation Energy Group,
               Inc. ......................      178,048
     3,900   Entergy Corp. ...............      177,801
                                            -----------
                                                490,748
                                            -----------
  Total Common Stocks                        15,008,740
                                            -----------

                       SECURITY
  SHARES              DESCRIPTION              VALUE
----------   -----------------------------  -----------
INVESTMENT COMPANY (6.4%):
 1,027,269   TNT Offshore Deposit
               Account....................  $ 1,027,269
                                            -----------
  Total Investments
    (Cost $17,234,488) (a) -- 100.3%         16,036,009
  Liabilities in excess of other
assets -- (0.3)%                               (48,451)
                                            -----------
  Net Assets -- 100.0%                      $15,987,558
                                            ===========

------------
*   Non-income producing security.

ADR-- American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $347,083. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follow:

      Unrealized appreciation...................  $   322,767
      Unrealized depreciation...................   (1,868,329)
                                                  -----------
      Net unrealized depreciation...............  $(1,545,562)
                                                  ===========

See accompanying notes to the financial statements.
 60

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BASIC VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (95.9%):
Banking/Financial Services (22.7%):
    6,650   Bank of America Corp. ........  $   462,641
   17,600   Bank of New York Company,
              Inc. .......................      421,696
   11,400   Bank One Corp. ...............      416,670
   15,500   Citigroup, Inc. ..............      545,445
    9,500   Freddie Mac...................      560,975
   14,150   H&R Block, Inc. ..............      568,829
   21,300   J.P. Morgan Chase & Co. ......      511,200
   12,900   Merrill Lynch & Company,
              Inc. .......................      489,555
   11,100   Morgan Stanley Dean Witter &
              Co. ........................      443,112
   20,700   Stilwell Financial, Inc. .....      270,549
                                            -----------
                                              4,690,672
                                            -----------
Biotechnology (2.2%):
   21,000   Waters Corp.*.................      457,380
                                            -----------
Computers (2.8%):
   42,750   Computer Associates
              International, Inc..........      577,125
                                            -----------
Electronics (4.2%):
   23,300   Applied Materials, Inc.*......      303,599
   12,950   Novellus Systems, Inc.*.......      363,636
   11,850   Philips Electronics NV........      209,508
                                            -----------
                                                876,743
                                            -----------
Entertainment (1.7%):
   22,200   Walt Disney Co. ..............      362,082
                                            -----------
Health Care (3.1%):
   12,300   McKesson Corp. ...............      332,469
    3,750   UnitedHealth Group, Inc. .....      313,125
                                            -----------
                                                645,594
                                            -----------
Hotels/Motels (1.5%):
   13,550   Starwood Hotels & Resorts
              Worldwide, Inc..............      321,677
                                            -----------
Insurance (5.9%):
   16,550   ACE, Ltd. ....................      485,577
    4,900   MGIC Investment Corp. ........      202,370
    7,950   Radian Group, Inc. ...........      295,343
   14,250   UnumProvident Corp. ..........      249,945
                                            -----------
                                              1,233,235
                                            -----------
Manufacturing (12.2%):
    6,250   American Standard Companies,
              Inc.*.......................      444,625
    9,100   Honeywell International,
              Inc. .......................      218,400
   19,200   Masco Corp. ..................      404,160
   16,600   Mattel, Inc. .................      317,890
    7,200   Parker Hannifin Corp. ........      332,136
   47,950   Tyco International, Ltd. .....      818,986
                                            -----------
                                              2,536,197
                                            -----------

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Oil/Gas (9.2%):
   20,300   ENSCO International, Inc. ....  $   597,835
   10,600   Nabors Industries, Ltd.*......      373,862
   18,600   Transocean, Inc. .............      431,520
   12,700   Weatherford International,
              Ltd.*.......................      507,111
                                            -----------
                                              1,910,328
                                            -----------
Pharmaceuticals (4.0%):
   24,850   IMS Health, Inc. .............      397,600
   11,400   Wyeth.........................      426,360
                                            -----------
                                                823,960
                                            -----------
Retail/Wholesale (8.3%):
   40,550   Gap, Inc. ....................      629,336
   32,450   Kroger Co.*...................      501,353
    9,900   Safeway, Inc.*................      231,264
   12,300   Target Corp. .................      369,000
                                            -----------
                                              1,730,953
                                            -----------
Services (14.5%):
   21,450   Cendant Corp.*................      224,796
   27,100   Ceridian Corp.*...............      390,782
   14,700   First Data Corp. .............      520,527
   31,450   Interpublic Group of
              Companies, Inc..............      442,816
    9,300   Omnicom Group, Inc. ..........      600,780
   10,400   Robert Half International,
              Inc.*.......................      167,544
   27,800   Waste Management, Inc. .......      637,175
                                            -----------
                                              2,984,420
                                            -----------
Telecommunications (1.0%):
   25,050   Motorola, Inc. ...............      216,683
                                            -----------
Utilities (2.6%):
   16,050   Duke Energy Corp. ............      313,617
   16,100   PG&E Corp.*...................      223,790
                                            -----------
                                                537,407
                                            -----------
  Total Common Stocks                        19,904,456
                                            -----------
INVESTMENT COMPANY (6.8%):
1,422,170   NTRS London Deposit Account...    1,422,170
                                            -----------
  Total Investments
    (Cost $22,667,604) (a) -- 102.7%         21,326,626
  Liabilities in excess of other
assets -- (2.7)%                              (550,722)
                                            -----------
  Net Assets -- 100.0%                      $20,775,904
                                            ===========

------------

*   Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from value by net unrealized appreciation/depreciation of securities as follows:

      Unrealized appreciation...................  $   316,838
      Unrealized depreciation...................   (1,657,816)
                                                  -----------
      Net unrealized depreciation...............  $(1,340,978)
                                                  ===========

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BLUE CHIP FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (94.4%):
Aerospace/Defense (2.3%):
   1,900    Lockheed Martin Corp. ........  $   109,725
   2,500    United Technologies Corp. ....      154,850
                                            -----------
                                                264,575
                                            -----------
Banking/Financial Services (17.8%):
   3,700    American Express Co. .........      130,795
   3,500    Bank of America Corp. ........      243,495
  10,000    Citigroup, Inc. ..............      351,900
   2,900    Fannie Mae....................      186,557
   2,600    Fifth Third Bancorp...........      152,230
   2,600    Freddie Mac...................      153,530
   1,700    Goldman Sachs Group, Inc. ....      115,770
   3,700    J.P. Morgan Chase & Co. ......       88,800
   3,100    Merrill Lynch & Company,
              Inc. .......................      117,645
   3,700    Morgan Stanley Dean Witter &
              Co. ........................      147,704
   2,500    Prudential Financial, Inc. ...       79,350
     900    SLM Corp. ....................       93,474
   4,400    Wells Fargo & Co. ............      206,228
                                            -----------
                                              2,067,478
                                            -----------
Beverages (2.4%):
   1,900    Anheuser-Busch Companies,
              Inc. .......................       91,960
   2,500    Coca-Cola Co. ................      109,550
   1,900    PepsiCo, Inc. ................       80,218
                                            -----------
                                                281,728
                                            -----------
Biotechnology (1.3%):
   3,200    Amgen, Inc.*..................      154,688
                                            -----------
Chemicals (0.9%):
   1,900    Air Products & Chemical,
              Inc. .......................       81,225
     700    E. I. du Pont de Nemours and
              Co. ........................       29,680
                                            -----------
                                                110,905
                                            -----------
Computer Software (0.3%):
   2,300    VERITAS Software Corp.*.......       35,926
                                            -----------
Computers (9.9%):
  18,700    Cisco Systems, Inc.*..........      244,970
   7,500    Dell Computer Corp.*..........      200,550
   3,500    Hewlett-Packard Co. ..........       60,760
   1,800    International Business
              Machines....................      139,500
            Corp.
   8,300    Microsoft Corp.*..............      429,110
   7,400    Oracle Corp.*.................       79,920
                                            -----------
                                              1,154,810
                                            -----------

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Electronics (5.8%):
   3,100    Analog Devices, Inc.*.........  $    73,997
  10,700    Applied Materials, Inc.*......      139,421
   6,600    Intel Corp. ..................      102,762
   1,800    KLA-Tencor Corp.*.............       63,666
   2,000    Linear Technology Corp. ......       51,440
     600    Maxim Integrated Products,
              Inc. .......................       19,824
   4,100    Microchip Technology, Inc. ...      100,245
   3,300    Micron Technology, Inc.*......       32,142
   3,500    Texas Instruments, Inc. ......       52,535
   2,100    Xilinx, Inc.*.................       43,260
                                            -----------
                                                679,292
                                            -----------
Food (1.3%):
   5,200    Sysco Corp. ..................      154,908
                                            -----------
Health Care (10.1%):
   2,700    Boston Scientific Corp.*......      114,804
   2,400    Cardinal Health, Inc. ........      142,056
   3,500    HCA, Inc. ....................      145,250
   6,400    Johnson & Johnson.............      343,744
   4,300    Medtronic, Inc. ..............      196,080
   1,900    St. Jude Medical, Inc.*.......       75,468
   1,900    UnitedHealth Group, Inc. .....      158,650
                                            -----------
                                              1,176,052
                                            -----------
Household (2.8%):
   2,900    Colgate-Palmolive Co. ........      152,047
   2,100    Procter & Gamble Co. .........      180,474
                                            -----------
                                                332,521
                                            -----------
Insurance (1.9%):
   3,800    American International Group,
              Inc. .......................      219,830
                                            -----------
Manufacturing (4.4%):
  14,200    General Electric Co. .........      345,770
   3,300    Masco Corp. ..................       69,465
   2,300    Zimmer Holdings, Inc.*........       95,496
                                            -----------
                                                510,731
                                            -----------
Media (2.7%):
   3,100    Clear Channel Communications,
              Inc.*.......................      115,599
   4,900    Viacom, Inc., Class B*........      199,724
                                            -----------
                                                315,323
                                            -----------
Metals/Mining (0.6%):
   2,900    Alcoa, Inc. ..................       66,062
                                            -----------
 Oil/Gas (5.5%):
   2,700    ENSCO International, Inc. ....       79,515
  10,600    Exxon Mobil Corp. ............      370,364
   2,100    Nabors Industries, Ltd.*......       74,067
   1,900    Schlumberger, Ltd. ...........       79,971
   1,800    Transocean, Inc. .............       41,760
                                            -----------
                                                645,677
                                            -----------

See accompanying notes to the financial statements.
 62

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM BLUE CHIP FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002


 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
 Pharmaceuticals (7.1%):
   1,900    Allergan, Inc. ...............  $   109,478
   1,100    Forest Laboratories, Inc.*....      108,042
  12,700    Pfizer, Inc. .................      388,239
   2,200    Pharmacia Corp. ..............       91,960
   3,500    Wyeth.........................      130,900
                                            -----------
                                                828,619
                                            -----------
 Retail/Wholesale (8.4%):
   2,700    Bed Bath & Beyond, Inc.*......       93,231
   1,100    Costco Wholesale Corp.*.......       30,866
   3,700    Gap, Inc. ....................       57,424
   7,700    Home Depot, Inc. .............      184,492
   2,100    Kohl's Corp.*.................      117,495
   1,700    Limited Brands................       23,681
   3,700    Target Corp. .................      111,000
   7,100    Wal-Mart Stores, Inc. ........      358,621
                                            -----------
                                                976,810
                                            -----------
Services (2.7%):
   4,400    First Data Corp. .............      155,804
   3,100    Fiserv, Inc.*.................      105,245
     800    Omnicom Group, Inc. ..........       51,680
                                            -----------
                                                312,729
                                            -----------
Telecommunications (3.0%):
   2,100    AT&T Corp. ...................       54,831
   1,400    BellSouth Corp. ..............       36,218
   3,300    Nokia Oyj Corp., ADR..........       51,150
   4,800    SBC Communications, Inc. .....      130,128
   4,200    Vodafone Group plc, ADR.......       76,104
                                            -----------
                                                348,431
                                            -----------

 SHARES
   OR
PRINCIPAL
 AMOUNT                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Transportation (0.6%):
   1,700    Canadian National Railway
              Co. ........................  $    70,652
                                            -----------
Travel/Entertainment (1.1%):
   3,400    Carnival Corp. ...............       84,830
   1,000    Harley-Davidson, Inc. ........       46,200
                                            -----------
                                                131,030
                                            -----------
Utilities (1.5%):
   3,000    Duke Energy Corp. ............       58,620
   1,000    FPL Group, Inc. ..............       60,130
   2,100    Southern Co. .................       59,619
                                            -----------
                                                178,369
                                            -----------
  Total Common Stocks                        11,017,146
                                            -----------
INVESTMENT COMPANY (11.7%):
1,371,966   NTRS London Deposit Account...    1,371,966
                                            -----------
U.S. TREASURY OBLIGATIONS (0.4%):
US Treasury Bill (0.4%):
 $50,000    1.20%, 03/20/03...............       49,877
                                            -----------
  Total Investments
    (Cost $13,166,946) (a) -- 106.5%         12,438,989
  Liabilities in excess of other
assets -- (6.5)%                              (759,377)
                                            -----------
  Net Assets -- 100.0%                      $11,679,612
                                            ===========

------------

*   Non-income producing security.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $176,013. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follow:

      Unrealized appreciation...................  $  86,264
      Unrealized depreciation...................   (989,035)
                                                  ---------
      Net unrealized depreciation...............  $(902,771)
                                                  =========

    The futures contracts outstanding as of 12/31/02.

       NUMBER
         OF                                                   UNREALIZED
      CONTRACTS              SECURITY DESCRIPTION                LOSS
      ---------   ------------------------------------------  ----------
      FUTURES:
          2       Standard & Poor's 500 Emini, 03/21/03.....   $(1,199)
                                                               -------

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

SHARES                                        VALUE
-------                                     ----------
COMMON STOCKS (95.7%):
Advertising (0.8%):
  1,500   Lamar Advertising Co.*..........  $   50,475
                                            ----------
Airlines (0.5%):
    800   Ryanair Holdings plc, ADR*......      31,328
                                            ----------
Automobiles (0.7%):
    110   Porsche AG......................      45,712
                                            ----------
Banking/Financial Services (11.0%):
  1,600   American Express Co. ...........      56,560
    800   Bank of America Corp. ..........      55,656
  2,900   Citigroup, Inc. ................     102,051
  1,800   Goldman Sachs Group, Inc. ......     122,580
  3,400   J.P. Morgan Chase & Co. ........      81,600
  1,700   Kookmin Bank, ADR...............      60,095
  3,500   MBNA Corp. .....................      66,570
    400   SLM Corp. ......................      41,544
  2,500   Stilwell Financial, Inc. .......      32,675
  2,900   Synovus Financial Corp. ........      56,260
                                            ----------
                                               675,591
                                            ----------
Beverages (1.0%):
  1,300   Anheuser-Busch Companies,
            Inc. .........................      62,920
                                            ----------
Biotechnology (2.4%):
  2,200   Amgen, Inc.*....................     106,348
  1,000   Charles River Laboratories
            International, Inc.*..........      38,480
                                            ----------
                                               144,828
                                            ----------
Computers (16.0%):
  1,500   Affiliated Computer Services,
            Inc., Class A*................      78,975
  2,000   BEA Systems, Inc.*..............      22,940
  9,300   Cisco Systems, Inc.*............     121,830
  4,800   Computer Associates
            International, Inc............      64,800
  3,400   Dell Computer Corp.*............      90,916
  3,700   Hewlett-Packard Co. ............      64,232
    950   Intuit, Inc.*...................      44,574
  4,500   Juniper Networks, Inc.*.........      30,600
  5,700   McDATA Corp., Class A*..........      40,470
  4,700   Microsoft Corp.*................     242,989
  7,600   Oracle Corp.*...................      82,080
  1,100   Symantec Corp.*.................      44,561
  2,800   Yahoo!, Inc.**..................      45,780
                                            ----------
                                               974,747
                                            ----------
E-Commerce (0.9%):
    800   eBay, Inc.*.....................      54,256
                                            ----------
Electronics (10.9%):
  2,200   Analog Devices, Inc.*...........      52,514
  7,600   Applied Materials, Inc.*........      99,028
  5,100   Entegris, Inc.*.................      52,530
  3,700   Intel Corp. ....................      57,609
  8,300   Lam Research Corp.*.............      89,640
  1,700   Linear Technology Corp. ........      43,724
  1,300   Maxim Integrated Products,
            Inc. .........................      42,952
  2,200   Microchip Technology, Inc. .....      53,790

SHARES                                        VALUE
-------                                     ----------
COMMON STOCKS, CONTINUED
Electronics, continued
  2,900   Micron Technology, Inc.*........  $   28,246
  1,860   Molex, Inc., Class A............      36,995
  1,500   Novellus Systems, Inc.*.........      42,120
  3,600   STMicroelectronics NV...........      70,236
                                            ----------
                                               669,384
                                            ----------
Food (1.5%):
  2,500   Sara Lee Corp. .................      56,275
  1,300   Sysco Corp. ....................      38,727
                                            ----------
                                                95,002
                                            ----------
Health Care (7.7%):
  2,100   AdvancePCS*.....................      46,641
  1,000   Aetna, Inc. ....................      41,120
  1,100   Becton, Dickinson & Co. ........      33,759
  1,800   Boston Scientific Corp.*........      76,536
    900   HCA, Inc. ......................      37,350
  1,500   Johnson & Johnson...............      80,565
  1,500   Medtronic, Inc. ................      68,400
    500   UnitedHealth Group, Inc. .......      41,750
    900   Varian Medical Systems, Inc.*...      44,640
                                            ----------
                                               470,761
                                            ----------
Hotels/Motels (1.0%):
  2,500   Starwood Hotels & Resorts
            Worldwide, Inc................      59,350
                                            ----------
Household (1.5%):
  1,100   Procter & Gamble Co. ...........      94,534
                                            ----------
Insurance (3.0%):
  1,500   AFLAC, Inc. ....................      45,180
    850   American International Group,
            Inc. .........................      49,173
  1,250   Hartford Financial Services
            Group, Inc....................      56,787
  1,400   HCC Insurance Holdings, Inc. ...      34,440
                                            ----------
                                               185,580
                                            ----------
Manufacturing (1.2%):
  2,100   Thermo Electron Corp.*..........      42,252
    800   Zimmer Holdings, Inc.*..........      33,216
                                            ----------
                                                75,468
                                            ----------
Media (2.6%):
  1,250   Clear Channel Communications,
            Inc.*.........................      46,613
  1,900   Fox Entertainment Group, Inc.,
            Class A*......................      49,267
    600   Tribune Co. ....................      27,276
  1,000   Westwood One, Inc.*.............      37,360
                                            ----------
                                               160,516
                                            ----------
Pharmaceuticals (12.0%):
    800   Alcon, Inc.*....................      31,560
    800   Allergan, Inc. .................      46,096
  2,900   Caremark Rx, Inc.*..............      47,125
    700   Eli Lilly & Co. ................      44,450
    750   Forest Laboratories, Inc.*......      73,665
  1,800   Gilead Sciences, Inc.*..........      61,200
  3,400   Pfizer, Inc. ...................     103,938

See accompanying notes to the financial statements.
 64

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM DENT DEMOGRAPHIC TRENDS FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

SHARES                                        VALUE
-------                                     ----------
COMMON STOCKS, CONTINUED
Pharmaceuticals, continued
  4,200   Pharmacia Corp. ................  $  175,560
    800   Taro Pharmaceutical Industries,
            Ltd.*.........................      30,080
  1,500   Teva Pharmaceutical Industries,
            Ltd., ADR.....................      57,915
  1,500   Wyeth...........................      56,100
                                            ----------
                                               727,689
                                            ----------
Retail/Wholesale (10.9%):
  2,500   Amazon.com, Inc.*...............      47,225
  1,300   Bed Bath & Beyond, Inc.*........      44,889
  1,100   Brinker International, Inc.*....      35,475
  1,400   CDW Computer Centers, Inc.*.....      61,390
  1,200   Coach, Inc.*....................      39,504
  1,300   Family Dollar Stores, Inc. .....      40,573
  6,700   Gap, Inc. ......................     103,984
  2,000   Home Depot, Inc. ...............      47,920
    900   Kohl's Corp.*...................      50,355
  1,300   Michaels Stores, Inc.*..........      40,690
  1,600   Starbucks Corp.*................      32,608
  2,100   Target Corp. ...................      63,000
  1,200   Too, Inc.*......................      28,224
    650   Whole Foods Market, Inc.*.......      34,275
                                            ----------
                                               670,112
                                            ----------

SHARES                                        VALUE
-------                                     ----------
COMMON STOCKS, CONTINUED
Services (5.0%):
  1,900   Accenture, Ltd., Class A*.......  $   34,181
  1,200   Apollo Group, Inc., Class A*....      52,800
  2,200   Fiserv, Inc.*...................      74,690
  2,200   PeopleSoft, Inc.*...............      40,260
  3,800   Robert Half International,
            Inc.*.........................      61,218
  1,000   Weight Watchers International,
            Inc.*.........................      45,970
                                            ----------
                                               309,119
                                            ----------
Telecommunications (3.1%):
  1,800   AT&T Corp. .....................      46,998
  5,100   AT&T Wireless Services, Inc.*...      28,815
  1,900   Nextel Communications, Inc.,
            Class A*......................      21,945
  3,800   Nokia Oyj Corp., ADR............      58,900
  1,900   Vodafone Group plc, ADR.........      34,428
                                            ----------
                                               191,086
                                            ----------
Travel/Entertainment (2.0%):
  1,000   Harley-Davidson, Inc. ..........      46,200
  2,300   Royal Caribbean Cruises,
            Ltd. .........................      38,410
  1,600   USA Interactive*................      36,672
                                            ----------
                                               121,282
                                            ----------
  Total Common Stocks                        5,869,740
                                            ----------
INVESTMENT COMPANY (8.1%):
494,950   NTRS London Deposit Account.....     494,950
                                            ----------
  Total Investments
    (Cost $6,411,299) (a) -- 103.8%          6,364,690
  Liabilities in excess of other
assets -- (3.8)%                             (233,334)
                                            ----------
  Net Assets -- 100.0%                      $6,131,356
                                            ==========

------------

*   Non-income producing security.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $156,771. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follow:

      Unrealized appreciation...................  $ 206,960
      Unrealized depreciation...................   (410,340)
                                                  ---------
      Net unrealized depreciation...............  $(203,380)
                                                  =========

    The following represents the allocations by country as of 12/31/02 based upon net assets.

      COUNTRY                                     PERCENTAGE
      -------                                     ----------
      United States.............................     93.85%
      Israel....................................      1.38%
      Netherlands...............................      1.10%
      Korea.....................................      0.94%
      Finland...................................      0.93%
      Germany...................................      0.72%
      Bremuda...................................      0.54%
      United Kingdom............................      0.54%
                                                    ------
                                                    100.00%
                                                    ======

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

 SHARES                                        VALUE
---------                                    ----------
COMMON STOCKS (74.7%):
Airlines (0.5%):
    1,020   Ryanair Holdings plc, ADR*.....  $   39,943
                                             ----------
Automobiles (5.5%):
    1,750   Bayerische Motoren Werke AG....      53,165
    1,500   Honda Motor Company, Ltd. .....      55,490
    8,700   Nissan Motor Company, Ltd. ....      67,887
      320   Porsche AG.....................     132,980
      975   PSA Peugeot Citroen............      39,760
    2,330   Renault SA.....................     109,492
                                             ----------
                                                458,774
                                             ----------
Banking/Financial Services (11.3%):
    3,100   Allied Irish Banks.............      41,835
    8,500   Banco Popolare di Verona e
              Novara.......................      94,819
    4,300   Banco Popular Espanol SA.......     175,848
   15,400   Bank of Ireland................     158,214
    1,830   BNP Paribas SA.................      74,569
      700   Kookmin Bank, ADR..............      24,745
    2,500   Man Group plc..................      35,700
    1,300   Royal Bank of Canada...........      47,604
    6,120   Royal Bank of Scotland Group
              plc..........................     146,607
      900   UBS AG, Registered Shares*.....      43,741
   21,400   UniCredito Italiano SpA........      85,562
                                             ----------
                                                929,244
                                             ----------
Beverages (0.5%):
      390   Pernod-Richard SA..............      37,775
                                             ----------
Computers (2.5%):
    1,800   Infosys Technologies, Ltd. ....     125,190
    1,000   Ricoh Company, Ltd. ...........      16,407
      600   Thomson Corp. .................      15,951
    3,000   Trend Micro, Inc.*.............      51,319
                                             ----------
                                                208,867
                                             ----------
Electronics (6.5%):
    3,000   Canon, Inc. ...................     113,003
    1,000   Hirose Electric Company,
              Ltd. ........................      76,346
    1,100   Hoya Corp. ....................      77,029
      600   Keyence Corp. .................     104,407
      800   Nidec Corp. ...................      49,886
      400   Rohm Company, Ltd. ............      50,931
    4,300   Sega Corp.*....................      42,395
    4,180   Taiwan Semiconductor
              Manufacturing Company,
              Ltd.*........................      29,469
                                             ----------
                                                543,466
                                             ----------
Food (0.8%):
      300   Nestle SA, Registered Shares...      63,571
                                             ----------
Health Care (2.3%):
    1,000   Eisai Company, Ltd. ...........      22,457
    1,420   Sanofi-Synthelabo SA...........      86,802
   13,060   Smith & Nephew plc.............      80,001
                                             ----------
                                                189,260
                                             ----------
Hotels/Motels (0.4%):
      980   Accor SA.......................      29,680
                                             ----------

 SHARES                                        VALUE
---------                                    ----------
COMMON STOCKS, CONTINUED
Household (2.5%):
    3,000   Kao Corp. .....................  $   65,855
   15,000   Unilever plc...................     142,718
                                             ----------
                                                208,573
                                             ----------
Insurance (0.3%):
    1,150   Manulife Financial Corp. ......      25,034
                                             ----------
Manufacturing (4.1%):
    5,000   Nitto Denko Corp. .............     142,412
   10,200   Reckitt Benckiser plc..........     197,873
                                             ----------
                                                340,285
                                             ----------
Metals/Mining (0.8%):
   11,200   BHP Billiton plc...............      64,013
      620   BHP Steel, Ltd.*...............       1,128
                                             ----------
                                                 65,141
                                             ----------
Oil/Gas (8.5%):
    1,000   CNOOC, Ltd., ADR...............      26,050
    2,500   Encana Corp. ..................      77,193
   11,200   ENI SpA........................     178,063
    2,000   Petro-Canada...................      61,919
    2,300   Repsol YPF SA..................      30,412
    9,400   Shell Transport & Trading Co.
              plc..........................      61,894
    6,400   Suncor Energy, Inc. ...........     100,063
    1,200   TotalFinaElf SA, Class B.......     171,388
                                             ----------
                                                706,982
                                             ----------
Paper/Forest Products (1.2%):
    7,500   Amcor, Ltd. ...................      35,855
    2,000   Svenska Cellulosa AB, B
              Shares.......................      67,483
                                             ----------
                                                103,338
                                             ----------
Pharmaceuticals (7.2%):
    3,550   Altana AG......................     161,309
    1,550   Aventis SA.....................      84,256
    4,000   Fujisawa Pharmaceutical
              Company, Ltd.................      91,514
    3,390   Shire Pharmaceuticals Group
              plc*.........................      21,694
    4,480   Teva Pharmaceutical Industries,
              Ltd., ADR....................     172,973
    2,300   Yamanouchi Pharmaceutical
              Company, Ltd.................      66,672
                                             ----------
                                                598,418
                                             ----------
Publishing (1.7%):
    3,300   VNU NV.........................      86,056
    3,060   Wolters Kluwer NV..............      53,305
                                             ----------
                                                139,361
                                             ----------
Real Estate (0.7%):
    5,000   Cheung Kong (Holdings),
              Ltd. ........................      32,539
    5,000   Sun Hung Kai Properties,
              Ltd. ........................      29,621
                                             ----------
                                                 62,160
                                             ----------

See accompanying notes to the financial statements.
 66

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

 SHARES                                        VALUE
---------                                    ----------
COMMON STOCKS, CONTINUED
Retail/Wholesale (4.4%):
    4,970   Industria de Diseno Textil
              SA...........................  $  117,401
    3,950   Loblaw Companies, Ltd. ........     133,792
    3,300   Next plc.......................      39,128
   12,400   Tesco plc......................      38,728
   10,000   Wal-Mart de Mexico SA de CV,
              Series C.....................      19,276
    5,600   William Morrison
              Supermarkets.................      19,473
                                             ----------
                                                367,798
                                             ----------
Services (3.0%):
      210   L'Oreal SA.....................      15,988
    1,440   Publicis Groupe................      30,525
   32,500   Rentokil Initial plc...........     115,108
    1,500   Vinci SA.......................      84,529
                                             ----------
                                                246,150
                                             ----------
Telecommunications (3.9%):
    1,400   America Movil SA de CV, ADR,
              Series L.....................      20,104
   12,000   BT Group plc...................      37,672
   13,300   Koninklijke KPN NV*............      86,533
    1,450   Nokia Oyj......................      23,053
    9,500   Portugal Telecom, SGPS, SA,
              Registered Shares............      65,298
      700   Telefonos de Mexico SA de CV,
              ADR..........................      22,386
   35,700   Vodafone Group plc.............      65,089
                                             ----------
                                                320,135
                                             ----------

 SHARES                                        VALUE
---------                                    ----------
COMMON STOCKS, CONTINUED
Tobacco (2.2%):
    3,340   Altadis SA.....................  $   76,199
    6,500   Imperial Tobacco Group plc.....     110,399
                                             ----------
                                                186,598
                                             ----------
Transportation (2.8%):
   11,300   Autostrade SpA.................     112,416
    1,900   Canadian National Railway
              Co. .........................      78,499
    2,100   Canadian Pacific Railway,
              Ltd. ........................      41,407
                                             ----------
                                                232,322
                                             ----------
Utilities (1.1%):
   34,300   Centrica plc...................      94,425
                                             ----------
  Total Common Stocks                         6,197,300
                                             ----------
INVESTMENT COMPANY (25.3%):
2,098,044   NTRS London Deposit Account....   2,098,044
                                             ----------
  Total Investments
    (Cost $8,530,773) (a) -- 100.0%           8,295,344
  Other assets in excess of
liabilities -- 0.0%                               2,187
                                             ----------
  Net Assets -- 100.0%                       $8,297,531
                                             ==========

------------

*   Non-income producing security.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $77,536. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follow:

      Unrealized appreciation...................  $ 199,335
      Unrealized depreciation...................   (512,300)
                                                  ---------
      Net unrealized depreciation...............  $(312,965)
                                                  =========

    The following represents the allocations by country as of 12/31/02 based upon net assets.

      COUNTRY                                     PERCENTAGE
      -------                                     ----------
      United States.............................     25.77%
      United Kingdom............................     14.54%
      Japan.....................................     13.19%
      France....................................      9.22%
      Canada....................................      7.01%
      Italy.....................................      5.68%
      Spain.....................................      4.82%
      Germany...................................      4.19%
      Netherlands...............................      2.72%
      Ireland...................................      2.41%
      Israel....................................      2.09%
      India.....................................      1.51%
      Switzerland...............................      1.29%
      Australia.................................      1.22%

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ AIM INTERNATIONAL EQUITY FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

    (CONTINUED)

      COUNTRY                                     PERCENTAGE
      -------                                     ----------
      Hong Kong.................................      1.06%
      Sweden....................................      0.81%
      Portugal..................................      0.79%
      Mexico....................................      0.74%
      Taiwan....................................      0.36%
      Korea.....................................      0.30%
      Finland...................................      0.28%
                                                    ------
                                                    100.00%
                                                    ======

See accompanying notes to the financial statements.
 68

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS (83.3%):
Banking/Financial Services (5.5%):
    8,500   American Capital Strategies,
              Ltd. .......................  $   183,515
   10,000   iDine Rewards Network,
              Inc.*.......................      106,200
    6,500   Portfolio Recovery Associates,
              Inc.*.......................      118,632
    7,000   R & G Finanical Corp., Class
              B...........................      162,750
   12,000   W Holding Company, Inc. ......      196,920
                                            -----------
                                                768,017
                                            -----------
Computers (12.1%):
   21,000   ATI Technologies, Inc.*.......       97,671
   10,100   Autodesk, Inc. ...............      144,430
    9,600   Business Objects SA, ADR*.....      144,000
    1,300   Cognizant Technology Corp.*
              Solutions...................       93,899
    6,700   Group 1 Software, Inc.*.......       80,065
    6,000   Imation Corp.*................      210,480
   32,400   Lexar Media, Inc.*............      203,148
   10,000   Macromedia, Inc.*.............      106,500
   12,000   NetIQ Corp.*..................      148,200
    5,100   SanDisk Corp.*................      103,530
    6,800   Synaptics, Inc.*..............       51,680
   10,000   Syntel, Inc.*.................      210,100
    9,100   Virage Logic Corp.*...........       91,273
                                            -----------
                                              1,684,976
                                            -----------
Construction (1.6%):
    2,400   Beazer Homes USA, Inc.*.......      145,440
    2,300   Meritage Corp.*...............       77,395
                                            -----------
                                                222,835
                                            -----------
Educational Services (2.4%):
    5,000   Corinthian Colleges, Inc.*....      189,300
    4,000   University of Phoenix
              Online*.....................      143,360
                                            -----------
                                                332,660
                                            -----------
Electronics (13.7%):
   10,500   Chartered Semiconductor
              Manufacturing, Ltd., ADR*...       41,370
   76,000   ChipPac, Inc.*................      269,800
    9,800   Cree, Inc.*...................      160,230
    4,400   Emulex Corp.*.................       81,620
    8,000   Integrated Circuit Systems,
              Inc.*.......................      146,000
   26,800   Kopin Corp.*..................      105,056
    4,500   OmniVision Technologies,
              Inc.*.......................       61,065
    8,000   Planar Systems, Inc.*.........      165,040
    3,000   QLogic Corp.*.................      103,530
   24,000   Sanmina-SCI Corp.*............      107,760
   21,300   Silicon Image, Inc.*..........      127,800
   35,500   Skyworks Solutions, Inc.*.....      306,010
   30,000   Vitesse Semiconductor
              Corp.*......................       65,550
   11,700   Zoran Corp.*..................      164,619
                                            -----------
                                              1,905,450
                                            -----------

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Health Care (10.0%):
    4,000   Advanced Neuromodulation
              Systems, Inc.*..............  $   140,400
   19,700   Cepheid, Inc.*................      100,431
    4,900   CTI Molecular Imaging,
              Inc.*.......................      120,834
   23,000   Cygnus, Inc.*.................       15,180
    9,900   IMPAC Medical Systems,
              Inc.*.......................      183,348
    6,500   LabOne, Inc.*.................      115,180
    3,900   LifePoint Hospitals, Inc.*....      116,731
    4,500   Myriad Genetics, Inc.*........       65,700
    3,800   Pediatrix Medical Group,
              Inc.*.......................      152,228
    7,500   SurModics, Inc.*..............      215,100
   10,300   VistaCare, Inc., Class A*.....      164,903
                                            -----------
                                              1,390,035
                                            -----------
Media (1.4%):
   13,400   Radio One, Inc., Class D*.....      193,362
                                            -----------
Oil/Gas (3.6%):
    4,500   Patterson-UTI Energy, Inc.*...      135,765
    8,000   Pride International, Inc.*....      119,200
    6,000   Rowan Companies, Inc. ........      136,200
    5,000   Spinnaker Exploration Co.*....      110,250
                                            -----------
                                                501,415
                                            -----------
Pharmaceuticals (14.5%):
    7,500   Accredo Health, Inc.*.........      264,375
    5,000   Biosite, Inc.*................      170,100
    8,000   Corixa Corp.*.................       51,120
    9,000   Eon Labs, Inc.*...............      170,190
   45,000   First Horizon Pharmaceutical
              Corp.*......................      336,510
    8,200   Medicines Co.*................      131,364
    3,000   NPS Pharmaceuticals, Inc.*....       75,510
   11,000   Pharmaceutical Resources,
              Inc.*.......................      327,800
    4,500   Scios, Inc.*..................      146,610
    9,000   Taro Pharmaceutical
              Industries, Ltd.*...........      338,399
                                            -----------
                                              2,011,978
                                            -----------
Retail/Wholesale (8.2%):
    6,000   Aaron Rents, Inc. ............      131,280
    8,000   Action Performance Companies,
              Inc.........................      152,000
    5,900   Fred's, Inc. .................      151,630
   15,500   Hollywood Entertainment
              Corp.*......................      234,050
    8,000   Horizon Organic Holding
              Corp.*......................      129,520
    6,000   Panera Bread Co., Class A*....      208,860
    7,700   Sharper Image Corp.*..........      134,211
                                            -----------
                                              1,141,551
                                            -----------
Services (2.3%):
    4,500   Coinstar, Inc.*...............      101,925
   22,000   Danka Business Systems plc,
              ADR*........................       93,500
    3,000   FTI Consulting, Inc.*.........      120,450
                                            -----------
                                                315,875
                                            -----------

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ OPPENHEIMER EMERGING GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Telecommunications (2.9%):
   15,700   Aeroflex, Inc.*...............  $   108,330
   10,000   Finisar Corp.*................        9,500
   22,900   IXC Communications, Inc.*.....       83,585
   10,500   UTStarcom, Inc.*..............      208,215
                                            -----------
                                                409,630
                                            -----------
Travel/Entertainment (4.2%):
   15,000   Alliance Gaming Corp.*........      255,450
    9,000   Lin TV Corp., Class A*........      219,150
    7,000   Penn National Gaming, Inc.*...      111,020
                                            -----------
                                                585,620
                                            -----------

 SHARES                                        VALUE
---------                                   -----------
COMMON STOCKS, CONTINUED
Waste Management (0.9%):
    4,000   Stericycle, Inc.*.............  $   129,516
                                            -----------
  Total Common Stocks                        11,592,920
                                            -----------
INVESTMENT COMPANY (16.2%):
2,255,953   NTRS London Deposit Account...    2,255,953
                                            -----------
  Total Investments
    (Cost $13,913,124) (a) -- 99.5%          13,848,873
  Other assets in excess of
liabilities -- 0.5%                              63,884
                                            -----------
  Net Assets -- 100.0%                      $13,912,757
                                            ===========

------------

*   Non-income producing security.

ADR--American Depository Receipt.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $174,569. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follow:

      Unrealized appreciation...................  $ 1,081,964
      Unrealized depreciation...................   (1,320,784)
                                                  -----------
      Net unrealized depreciation...............  $  (238,820)
                                                  ===========

See accompanying notes to the financial statements.
 70

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002

PRINCIPAL                                   AMORTIZED
  AMOUNT                                       COST
----------                                 ------------
CERTIFICATES OF DEPOSIT (14.5%):
Banking/Financial Services (14.5%):
$5,000,000   Banco Bilbao Vizcaya
               Argentaria, 1.41%,
               12/16/03..................  $  5,000,000
 5,000,000   Canadian Imperial Bank of
               Commerce, 1.33%,
               02/04/03..................     5,000,000
 8,000,000   Royal Bank of Scotland,
               1.33%, 02/05/03...........     8,000,000
 5,000,000   State Street Bank and Trust,
               1.34%, 02/04/03...........     5,000,047
 5,000,000   Toronto Dominion Bank,
               1.34%, 04/21/03...........     5,000,000
                                           ------------
  Total Certificates of Deposit              28,000,047
                                           ------------
COMMERCIAL PAPER (b) (83.0%):
Agricultural Services (4.1%):
 8,000,000   Cargill, Inc., 1.32%,
               02/21/03 (c)..............     7,985,040
                                           ------------
Banking/Financial Services (48.7%):
 1,500,000   ABN AMRO North America
               Finance, Inc., 1.30%,
               01/21/03..................     1,498,917
 3,400,000   American Honda Finance
               Corp., 1.33%, 02/18/03....     3,393,971
 1,318,000   Amsterdam Funding Corp.,
               1.38%, 01/27/03 (c).......     1,316,686
 1,500,000   Caterpillar Financial
               Services Corp., 1.31%,
               01/22/03 (c)..............     1,498,854
 8,000,000   CBA (Delaware) Finance,
               Inc., 1.35%, 02/06/03.....     7,989,200
 2,000,000   Citicorp, 1.35%, 03/24/03...     1,993,850
 8,000,000   Delaware Funding Corp.,
               1.38%, 01/29/03 (c).......     7,991,413
 1,000,000   Edison Assets
               Securitization, LLC,
               1.35%, 02/24/03 (c).......       997,975
 1,500,000   Exxon Asset Management,
               1.23%, 01/06/03 (c).......     1,499,744
 6,000,000   Fleet Funding Corp., 1.35%,
               02/24/03 (c)..............     5,987,850
 6,000,000   Ford Auto Owner Trust,
               1.36%, 02/18/03...........     5,989,120
 5,000,000   General Electric Capital
               Corp., 1.38%,
               06/10/03 (c)..............     4,969,333
 1,700,000   HBO Treasury Services,
               1.32%, 02/03/03...........     1,697,943
 2,000,000   Independence Funding, LLC,
               1.35%, 02/14/03 (c).......     1,996,700
 7,000,000   ING American Insurance
               Holdings, 1.34%,
               03/10/03..................     6,982,282
             J.P. Morgan Chase & Co.
 1,500,000     1.30%, 01/15/03...........     1,499,242
 5,000,000     1.34%, 03/04/03...........     4,988,461
             Morgan Stanley Dean Witter &
               Co.
 1,500,000     1.36%, 01/15/03...........     1,499,207
 5,000,000     1.37%, 01/28/03...........     4,994,863

PRINCIPAL                                   AMORTIZED
  AMOUNT                                       COST
----------                                 ------------
COMMERCIAL PAPER (b), CONTINUED
Banking/Financial Services, continued
$3,867,000   Nyala Funding, LLC, 1.37%,
               03/17/03 (c)..............  $  3,855,963
 8,000,000   Old Line Funding Corp.,
               1.42%, 01/06/03 (c).......     7,998,422
 2,000,000   Sheffield Receivables Corp.,
               1.35%, 01/29/03 (c).......     1,997,900
 1,500,000   Siemens, 1.28%, 01/21/03....     1,498,933
 7,000,000   Sprintab Swedmortgage AB,
               1.35%, 04/15/03...........     6,972,700
 1,500,000   Toronto Dominion Holdings,
               1.23%, 01/14/03...........     1,499,334
 1,500,000   Westpac Capital, 1.30%,
               02/12/03..................     1,497,725
                                           ------------
                                             94,106,588
                                           ------------
Beverages (1.6%):
 1,500,000   Coca Cola Enterprises,
               1.27%, 01/16/03 (c).......     1,499,206
 1,500,000   Diageo Capital plc, 1.27%,
               1/27/03 (c)...............     1,498,624
                                           ------------
                                              2,997,830
                                           ------------
Insurance (12.3%):
 8,000,000   New York Life Capital Corp.,
               1.34%, 01/23/03 (c).......     7,993,449
 9,000,000   Preferred Receivables
               Funding Corp., 1.30%,
               01/02/03 (c)..............     8,999,675
             Prudential plc
 1,500,000     1.77%, 01/15/03 (c).......     1,498,968
 5,300,000     1.35%, 02/14/03 (c).......     5,291,255
                                           ------------
                                             23,783,347
                                           ------------
Media (0.8%):
 1,500,000   Gannett Co., 1.27%,
               01/03/03 (c)..............     1,499,894
                                           ------------
Oil/Gas (3.9%):
 1,500,000   BP America, 1.30%,
               01/16/03..................     1,499,188
 6,000,000   Schlumberger Technology
               Corp., 1.33%,
               03/03/03 (c)..............     5,986,478
                                           ------------
                                              7,485,666
                                           ------------
Optical Supplies (3.1%):
 6,000,000   Alcon Capital Corp., 1.33%,
               01/17/03 (c)..............     5,996,453
                                           ------------
Pharmaceuticals (8.5%):
 1,500,000   Abbott Labortories, 1.53%,
               01/07/03 (c)..............     1,499,618
 5,000,000   Aventis, 1.33%,
               02/25/03 (c)..............     4,989,840
 8,524,000   Novartis Financial, 1.25%,
               01/02/03 (c)..............     8,523,703
 1,500,000   Pfizer, Inc., 1.26%,
               01/24/03..................     1,498,793
                                           ------------
                                             16,511,954
                                           ------------
  Total Commercial Paper                    160,366,772
                                           ------------

See accompanying notes to the financial statements.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
USAZ MONEY MARKET FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2002

PRINCIPAL                                   AMORTIZED
  AMOUNT                                       COST
----------                                 ------------
CORPORATE BOND (2.6%):
Banking/Financial Services (2.6%):
$5,000,000   Merrill Lynch & Co., 1.58%,
               09/25/03..................  $  5,005,248
                                           ------------
  Total Investments
    (Cost $193,372,067) (a) -- 100.1%       193,372,067
  Liabilities in excess of other
assets -- (0.1)%                              (215,164)
                                           ------------
  Net Assets -- 100.0%                     $193,156,903
                                           ============

------------

(a)   Also represents cost for federal tax purposes.

(b)   The rates presented represent the effective yields at December 31, 2002.

(c) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Advisor and/or Specialist Manager has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

See accompanying notes to the financial statements.
 72

                      (This page intentionally left blank)

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                        USAZ          USAZ          USAZ
                                     VAN KAMPEN     ALLIANCE     TEMPLETON
                                     AGGRESSIVE      CAPITAL     DEVELOPED
                                       GROWTH      TECHNOLOGY     MARKETS
                                        FUND          FUND          FUND
                                     -----------   -----------   ----------
ASSETS
Investments, at cost...............  $12,313,893   $ 9,375,630   $6,369,436
                                     ===========   ===========   ==========
Investments, at value..............  $12,244,960   $ 9,165,473   $5,698,530
Cash...............................          303         6,252      689,843
Foreign currency, at value (a).....           --            --          389
Interest and dividends
  receivable.......................        1,781         2,174        5,016
Receivable for investments sold....       32,710       111,572           --
Receivable from Adviser............        3,482            --        6,838
Reclaim receivable.................           --            --        6,058
Prepaid expenses...................        1,372         1,060          707
                                     -----------   -----------   ----------
  Total Assets.....................   12,284,608     9,286,531    6,407,381
                                     -----------   -----------   ----------
LIABILITIES
Dividends payable..................           --            --           --
Payable for investments
  purchased........................           --        44,776           --
Adviser fees payable...............           --         1,301           --
Distribution fees payable..........        2,581         2,129        1,333
Other accrued liabilities..........       17,282         6,998       11,179
                                     -----------   -----------   ----------
  Total Liabilities................       19,863        55,204       12,512
                                     -----------   -----------   ----------
NET ASSETS.........................  $12,264,745   $ 9,231,327   $6,394,869
                                     ===========   ===========   ==========
NET ASSETS CONSIST OF:
  Capital..........................  $14,932,346   $12,258,742   $7,134,104
  Undistributed (distributions in
     excess of) net investment
     income........................           --            --       (1,624)
  Net realized gains/(losses) on
     investments and foreign
     currency......................   (2,598,668)   (2,817,258)     (67,264)
  Net unrealized
     appreciation/(depreciation) of
     investments and foreign
     currency......................      (68,933)     (210,157)    (670,347)
                                     -----------   -----------   ----------
NET ASSETS.........................  $12,264,745   $ 9,231,327   $6,394,869
                                     ===========   ===========   ==========
Shares of beneficial interest
  (unlimited shares authorized)....    2,237,475     1,456,501      730,562
Net Asset Value (offering and
  redemption price per share)......  $      5.48   $      6.34   $     8.75
                                     ===========   ===========   ==========

------------

(a)  Foreign currency at cost for the Templeton Developed Markets
     Fund was $385.

See accompanying notes to the financial statements.
 74

                                          USAZ                                                      USAZ
                                    ALLIANCE CAPITAL      USAZ          USAZ                     VAN KAMPEN       USAZ
                                       LARGE CAP       VAN KAMPEN       PIMCO         USAZ        EMERGING     VAN KAMPEN
                                         GROWTH          GROWTH      RENAISSANCE   PIMCO VALUE     GROWTH       COMSTOCK
                                          FUND            FUND          FUND          FUND          FUND          FUND
                                    ----------------   -----------   -----------   -----------   -----------   -----------
ASSETS
Investments, at cost...............   $21,683,444      $19,077,793   $77,372,463   $22,357,369   $36,207,340   $76,334,632
                                      ===========      ===========   ===========   ===========   ===========   ===========
Investments, at value..............   $19,843,710      $19,565,518   $70,122,451   $20,985,949   $36,024,058   $73,075,168
Cash...............................            --               93     8,141,231     2,381,041        85,321            88
Foreign currency, at value (a).....            --               --            --            --            --            --
Interest and dividends receivable..        12,563           10,565        80,329        60,338        11,929       162,556
Receivable for investments sold....        37,694          137,542            --            --        50,064       145,100
Receivable from Adviser............            --               --            --            --         9,015            --
Reclaim receivable.................            --               --            --            --            --            --
Prepaid expenses...................         2,173            2,154         8,784         2,675         4,095         8,278
                                      -----------      -----------   -----------   -----------   -----------   -----------
Total Assets.......................    19,896,140       19,715,872    78,352,795    23,430,003    36,184,482    73,391,190
                                      -----------      -----------   -----------   -----------   -----------   -----------

Liabilities
Dividends payable..................            --               --         3,004        54,221            --       353,584
Payable for investments purchased..       683,811          636,981            --            --            --        99,494
Adviser fees payable...............         7,856            3,958        44,460        11,048            --        48,470
Distribution fees payable..........         3,887            3,926        16,420         4,956         7,437        15,188
Other accrued liabilities..........         9,900           17,843        40,327        13,039        40,406        40,981
                                      -----------      -----------   -----------   -----------   -----------   -----------
Total Liabilities..................       705,454          662,708       104,211        83,264        47,843       557,717
                                      -----------      -----------   -----------   -----------   -----------   -----------
Net Assets.........................   $19,190,686      $19,053,164   $78,248,584   $23,346,739   $36,136,639   $72,833,473
                                      ===========      ===========   ===========   ===========   ===========   ===========

NET ASSETS CONSIST OF:
Capital............................   $22,566,426      $21,916,968   $88,663,406   $26,793,022   $42,754,854   $82,472,160
Undistributed net investment
  income/(loss)....................            --               --            81            --            --            --
Net realized gains/(losses) on
  investments and foreign
  currency.........................    (1,536,006)      (3,351,529)   (3,164,891)   (2,074,863)   (6,434,933)   (6,379,223)
Net unrealized
  appreciation/(depreciation) of
  investments and foreign
  currency.........................    (1,839,734)         487,725    (7,250,012)   (1,371,420)     (183,282)   (3,259,464)
                                      -----------      -----------   -----------   -----------   -----------   -----------
Net Assets.........................   $19,190,686      $19,053,164   $78,248,584   $23,346,739   $36,136,639   $72,833,473
                                      ===========      ===========   ===========   ===========   ===========   ===========
Shares of beneficial interest
  (unlimited shares authorized)....     2,630,599        2,618,223     9,509,041     2,864,243     5,795,108     9,792,067
Net Asset Value (offering and
  redemption price per share)......   $      7.30      $      7.28   $      8.23   $      8.15   $      6.24   $      7.44
                                      ===========      ===========   ===========   ===========   ===========   ===========

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                        USAZ          USAZ             USAZ
                                        PIMCO      VAN KAMPEN    ALLIANCE CAPITAL
                                     GROWTH AND    GROWTH AND       GROWTH AND
                                       INCOME        INCOME           INCOME
                                        FUND          FUND             FUND
                                     -----------   -----------   ----------------
ASSETS
Investments, at cost...............  $ 8,393,191   $49,299,922     $17,234,488
                                     ===========   ===========     ===========
Investments, at value..............  $ 8,021,525   $48,369,319     $16,036,009
Cash...............................      609,878            --              --
Foreign currency, at value (a).....           --            --              --
Interest and dividends
  receivable.......................       11,237        89,726          19,049
Receivable for investments sold....           --            --              --
Receivable from Adviser............           --            --              --
Receivable for variation margin on
  futures contracts................           --            --              --
Reclaim receivable.................           --            --              --
Prepaid expenses...................          978         5,390           1,829
                                     -----------   -----------     -----------
  Total Assets.....................    8,643,618    48,464,435      16,056,887
                                     -----------   -----------     -----------
LIABILITIES
Cash overdraft.....................           --            77              --
Dividends payable..................       50,701       141,732          51,095
Payable for investments
  purchased........................           --       540,053              --
Adviser fees payable...............          760        25,025           5,584
Distribution fees payable..........        1,795         9,802           3,349
Other accrued liabilities..........        4,702        26,887           9,301
                                     -----------   -----------     -----------
  Total Liabilities................       57,958       743,576          69,329
                                     -----------   -----------     -----------
NET ASSETS.........................  $ 8,585,660   $47,720,859     $15,987,558
                                     ===========   ===========     ===========
NET ASSETS CONSIST OF:
  Capital..........................  $10,055,137   $52,720,646     $18,660,784
  Undistributed (distributions in
     excess of) net investment
     income........................           --            --              --
  Net realized gains/(losses) on
     investments, futures and
     foreign currency..............   (1,097,811)   (4,069,184)     (1,474,747)
  Net unrealized
     appreciation/(depreciation) of
     investments, futures and
     foreign currency..............     (371,666)     (930,603)     (1,198,479)
                                     -----------   -----------     -----------
NET ASSETS.........................  $ 8,585,660   $47,720,859     $15,987,558
                                     ===========   ===========     ===========
Shares of beneficial interest
  (unlimited shares authorized)....    1,056,581     5,811,498       2,034,512
Net Asset Value (offering and
  redemption price per share)......  $      8.13   $      8.21     $      7.86
                                     ===========   ===========     ===========

------------

(a)  Foreign currency at cost for the AIM International Equity
     Fund was $976.

See accompanying notes to the financial statements.
 76

                                                                                                 USAZ
                                                                 USAZ AIM       USAZ AIM      OPPENHEIMER       USAZ
                                     USAZ AIM      USAZ AIM        DENT       INTERNATIONAL    EMERGING        MONEY
                                    BASIC VALUE    BLUE CHIP    DEMOGRAPHIC      EQUITY         GROWTH         MARKET
                                       FUND          FUND       TRENDS FUND       FUND           FUND           FUND
                                    -----------   -----------   -----------   -------------   -----------   ------------
ASSETS
Investments, at cost............... $22,667,604   $13,166,946   $6,411,299     $8,530,773     $13,913,124   $193,372,067
                                    ===========   ===========   ==========     ==========     ===========   ============
Investments, at value.............. $21,326,626   $12,438,989   $6,364,690     $8,295,344     $13,848,873   $193,372,067
Cash...............................          --            --           --             --              --            735
Foreign currency, at value (a).....          --            --           --            976              --             --
Interest and dividends receivable..      28,337         7,084        5,101          4,345           1,364         12,624
Receivable for investments sold....      21,589         8,208       41,288          6,085         152,476             --
Receivable from Adviser............          --            --        1,006         14,795              --             --
Receivable for variation margin on
  futures contracts................          --           140           --             --              --             --
Reclaim receivable.................          --            --           --          3,601              --             --
Prepaid expenses...................       2,307         1,240          686            894           1,553         19,408
                                    -----------   -----------   ----------     ----------     -----------   ------------
Total Assets.......................  21,378,859    12,455,661    6,412,771      8,326,040      14,004,266    193,404,834
                                    -----------   -----------   ----------     ----------     -----------   ------------
Liabilities
  Cash overdraft...................          --            --           --             --              --             --
Dividends payable..................      17,067         2,796           --             --              --         90,731
Payable for investments purchased..     555,677       757,069      270,039             --          71,099             --
Adviser fees payable...............       9,918           669           --             --           6,745         51,955
Distribution fees payable..........       4,203         2,253        1,277          1,750           2,936         37,111
Other accrued liabilities..........      16,090        13,262       10,099         26,759          10,729         68,134
                                    -----------   -----------   ----------     ----------     -----------   ------------
Total Liabilities..................     602,955       776,049      281,415         28,509          91,509        247,931
                                    -----------   -----------   ----------     ----------     -----------   ------------
Net Assets......................... $20,775,904   $11,679,612   $6,131,356     $8,297,531     $13,912,757   $193,156,903
                                    ===========   ===========   ==========     ==========     ===========   ============
NET ASSETS CONSIST OF:
Capital............................ $22,573,590   $12,939,727   $7,088,062     $8,976,402     $15,752,957   $193,155,912
Undistributed net investment
  income/(loss)....................          --            --           --             --              --            992
Net realized gains/(losses) on
  investments and foreign
  currency.........................    (456,708)     (530,959)    (910,097)      (443,859)     (1,775,949)            (1)
Net unrealized
  appreciation/(depreciation) of
  investments and foreign
  currency.........................  (1,340,978)     (729,156)     (46,609)      (235,012)        (64,251)            --
                                    -----------   -----------   ----------     ----------     -----------   ------------
Net Assets......................... $20,775,904   $11,679,612   $6,131,356     $8,297,531     $13,912,757   $193,156,903
                                    ===========   ===========   ==========     ==========     ===========   ============
Shares of beneficial interest
  (unlimited shares authorized)....   2,723,468     1,444,078      804,588      1,016,842       1,720,054    193,155,912
Net Asset Value (offering and
  redemption price per share)...... $      7.63   $      8.09   $     7.62     $     8.16     $      8.09   $       1.00
                                    ===========   ===========   ==========     ==========     ===========   ============

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                        USAZ          USAZ         USAZ
                                     VAN KAMPEN     ALLIANCE     TEMPLETON
                                     AGGRESSIVE      CAPITAL     DEVELOPED
                                       GROWTH      TECHNOLOGY     MARKETS
                                        FUND          FUND         FUND
                                     -----------   -----------   ---------
INVESTMENT INCOME:
Interest...........................  $    10,754   $        --   $     461
Dividends..........................       20,690         9,901     132,010
Foreign withholding tax............           --          (497)    (11,127)
                                     -----------   -----------   ---------
     Total Investment Income.......       31,444         9,404     121,344
                                     -----------   -----------   ---------
EXPENSES:
Adviser fees.......................       57,506        73,772      49,064
Administration fees................       70,000        70,000      70,000
Distribution fees..................       15,974        18,455      14,018
Fund accounting fees...............        5,918         2,493      11,455
Custodian fees.....................       27,445        15,580      24,750
Legal fees.........................       12,983         4,757      11,425
Recoupment of prior expenses
  reimbursed by the Adviser........           --            --          --
Other expenses.....................        9,449         7,969       7,828
                                     -----------   -----------   ---------
     Total expenses before waivers/
       reimbursements..............      199,275       193,026     188,540
     Less expenses
       waived/reimbursed by the
       Adviser.....................     (119,405)     (100,750)   (118,448)
                                     -----------   -----------   ---------
     Net Expenses..................       79,870        92,276      70,092
                                     -----------   -----------   ---------
NET INVESTMENT INCOME/(LOSS).......      (48,426)      (82,872)     51,252
                                     -----------   -----------   ---------
REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on
  investments and foreign
  currency.........................   (2,192,936)   (2,804,857)    (80,071)
Change in unrealized
  appreciation/depreciation in
  investments and foreign
  currency.........................     (282,793)     (735,787)   (799,377)
                                     -----------   -----------   ---------
NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON INVESTMENTS....   (2,475,729)   (3,540,644)   (879,448)
                                     -----------   -----------   ---------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................  $(2,524,155)  $(3,623,516)  $(828,196)
                                     ===========   ===========   =========

See accompanying notes to the financial statements.
 78

                                                    USAZ
                                              ALLIANCE CAPITAL      USAZ           USAZ                          USAZ
                                                 LARGE CAP       VAN KAMPEN       PIMCO          USAZ         VAN KAMPEN
                                                   GROWTH          GROWTH      RENAISSANCE    PIMCO VALUE   EMERGING GROWTH
                                                    FUND            FUND           FUND          FUND            FUND
                                              ----------------   -----------   ------------   -----------   ---------------
INVESTMENT INCOME:
Interest.....................................   $        --      $    12,594   $      5,345   $     (223)     $    31,152
Dividends....................................        87,697           62,960        457,846      227,476           87,311
Foreign withholding tax......................            --               --         (3,976)        (699)              (6)
                                                -----------      -----------   ------------   -----------     -----------
Total Investment Income......................        87,697           75,554        459,215      226,554          118,457
                                                -----------      -----------   ------------   -----------     -----------
EXPENSES:
Adviser fees.................................       107,311           92,259        297,412      101,970          143,869
Administration fees..........................        70,000           70,000         70,533       70,000           70,000
Distribution fees............................        27,345           27,135         99,137       33,990           42,314
Fund accounting fees.........................         2,358            5,960          3,254        1,769            4,656
Custodian fees...............................         8,402           32,727         13,949        9,987           26,543
Legal fees...................................         6,244            5,924         18,845        7,121           36,583
Recovery of reimbursed expenses..............            --               --          2,467          458               --
Other expenses...............................        13,943           16,489         49,955       16,519           27,123
                                                -----------      -----------   ------------   -----------     -----------
Total expenses before waivers/
  REIMBURSEMENTS.............................       235,603          250,494        555,552      241,814          351,088
LESS EXPENSES WAIVED/REIMBURSED BY
  THE ADVISER................................      (115,285)        (120,245)      (119,365)     (92,259)        (164,904)
                                                -----------      -----------   ------------   -----------     -----------
NET EXPENSES.................................       120,318          130,249        436,187      149,555          186,184
                                                -----------      -----------   ------------   -----------     -----------
NET INVESTMENT INCOME/(LOSS).................       (32,621)         (54,695)        23,028       76,999          (67,727)
                                                -----------      -----------   ------------   -----------     -----------
REALIZED AND UNREALIZED GAINS/(LOSSES)
  ON INVESTMENTS:
Net realized gains/(losses) on investments
  and FOREIGN CURRENCY.......................    (1,536,006)      (2,951,975)    (3,166,578)  (2,073,465)      (5,667,494)
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION IN
  INVESTMENTS AND FOREIGN CURRENCY...........    (2,162,414)         106,607     (7,997,537)  (1,821,852)        (723,998)
                                                -----------      -----------   ------------   -----------     -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES)
     ON INVESTMENTS..........................    (3,698,420)      (2,845,368)   (11,164,115)  (3,895,317)      (6,391,492)
                                                -----------      -----------   ------------   -----------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................   $(3,731,041)     $(2,900,063)  $(11,141,087)  $(3,818,318)    $(6,459,219)
                                                ===========      ===========   ============   ===========     ===========


                                                  USAZ
                                               VAN KAMPEN
                                                COMSTOCK
                                                  FUND
                                               -----------
INVESTMENT INCOME:
Interest.....................................  $    72,896
Dividends....................................      930,825
Foreign withholding tax......................         (211)
                                               -----------
Total Investment Income......................    1,003,510
                                               -----------
EXPENSES:
Adviser fees.................................      332,522
Administration fees..........................       70,000
Distribution fees............................      107,265
Fund accounting fees.........................        5,024
Custodian fees...............................       34,043
Legal fees...................................       22,337
Recovery of reimbursed expenses..............        7,462
Other expenses...............................       56,889
                                               -----------
Total expenses before waivers/
  REIMBURSEMENTS.............................      635,542
LESS EXPENSES WAIVED/REIMBURSED BY
  THE ADVISER................................     (120,670)
                                               -----------
NET EXPENSES.................................      514,872
                                               -----------
NET INVESTMENT INCOME/(LOSS).................      488,638
                                               -----------
REALIZED AND UNREALIZED GAINS/(LOSSES)
  ON INVESTMENTS:
Net realized gains/(losses) on investments
  and FOREIGN CURRENCY.......................   (6,177,020)
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION IN
  INVESTMENTS AND FOREIGN CURRENCY...........   (3,106,627)
                                               -----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES)
     ON INVESTMENTS..........................   (9,283,647)
                                               -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................  $(8,795,009)
                                               ===========

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                           USAZ                USAZ                USAZ
                                           PIMCO            VAN KAMPEN       ALLIANCE CAPITAL
                                          GROWTH              GROWTH              GROWTH
                                            AND                 AND                 AND
                                          INCOME              INCOME              INCOME
                                           FUND                FUND                FUND
                                     -----------------   -----------------   -----------------
INVESTMENT INCOME:
Interest...........................     $    14,666         $    35,772         $        --
Dividends..........................         150,926             558,097             213,675
Foreign withholding tax............              --              (1,180)                 --
                                        -----------         -----------         -----------
     Total Investment Income.......         165,592             592,689             213,675
                                        -----------         -----------         -----------
EXPENSES:
Adviser fees.......................          51,636             224,682             108,922
Administration fees................          70,000              70,000              70,000
Distribution fees..................          17,212              72,478              27,638
Fund accounting fees...............           1,905               4,061               3,105
Custodian fees.....................           5,763              28,794              11,843
Legal fees.........................           4,061              15,806               6,412
Recoupment of prior expenses
  reimbursed by the Adviser........              --               1,987                 593
Other expenses.....................           8,023              41,185              12,923
                                        -----------         -----------         -----------
     Total expenses before waivers/
       reimbursements..............         158,600             458,993             241,436
     Less expenses
       waived/reimbursed by the
       Adviser.....................         (82,867)           (140,090)           (119,829)
                                        -----------         -----------         -----------
     Net Expenses..................          75,733             318,903             121,607
                                        -----------         -----------         -----------
NET INVESTMENT INCOME/(LOSS).......          89,859             273,786              92,068
                                        -----------         -----------         -----------
REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains/(losses) on
  investments and foreign
  currency.........................      (1,053,417)         (3,533,985)         (1,472,206)
Change in unrealized
  appreciation/depreciation in
  investments and foreign
  currency.........................        (481,050)         (1,343,769)         (1,506,400)
                                        -----------         -----------         -----------
NET REALIZED AND UNREALIZED
  GAINS/(LOSSES) ON INVESTMENTS....      (1,534,467)         (4,877,754)         (2,978,606)
                                        -----------         -----------         -----------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................     $(1,444,608)        $(4,603,968)        $(2,886,538)
                                        ===========         ===========         ===========

------------
(a) From commencement of operations on May 1, 2002.

See accompanying notes to the financial statements.
 80

                                                                             USAZ
                                                 USAZ                         AIM           USAZ           USAZ
                                                  AIM          USAZ          DENT            AIM        OPPENHEIMER      USAZ
                                                 BASIC          AIM       DEMOGRAPHIC   INTERNATIONAL    EMERGING       MONEY
                                                 VALUE       BLUE CHIP      TRENDS         EQUITY         GROWTH        MARKET
                                               FUND (a)      FUND (a)      FUND (a)       FUND (a)       FUND (a)        FUND
                                              -----------   -----------   -----------   -------------   -----------   ----------
INVESTMENT INCOME:
Interest..................................... $        --   $       323    $      --      $      --     $       --    $2,129,691
Dividends....................................      95,776        52,482       19,476         56,460         49,197        41,804
Foreign withholding tax......................          --           (28)        (125)        (5,029)            --            --
                                              -----------   -----------    ---------      ---------     -----------   ----------
Total Investment Income......................      95,776        52,777       19,351         51,431         49,197     2,171,495
                                              -----------   -----------    ---------      ---------     -----------   ----------
EXPENSES:
Adviser fees.................................      54,384        35,309       24,115         42,530         61,669       452,966
Administration fees..........................      46,667        46,667       46,667         46,667         46,667       127,952
Distribution fees............................      18,128        11,034        7,093         11,814         18,138       323,548
Fund accounting fees.........................       1,600         2,691        3,477          6,800          2,443         1,431
Custodian fees...............................      10,466        12,209       11,279         42,596          6,225        26,104
Legal fees...................................      14,465        11,268        8,752         17,246         26,104        87,700
Recovery of reimbursed expenses..............         401            --           --             --             --            --
Other expenses...............................      12,935         8,395        5,872          7,477         11,164       138,334
                                              -----------   -----------    ---------      ---------     -----------   ----------
TOTAL EXPENSES BEFORE
     WAIVERS/REIMBURSEMENTS..................     159,046       127,573      107,255        175,130        172,410     1,158,035
LESS EXPENSES WAIVED/REIMBURSED BY
     THE ADVISER.............................     (79,283)      (76,817)     (73,211)      (116,060)       (81,737)      (36,714)
                                              -----------   -----------    ---------      ---------     -----------   ----------
NET EXPENSES.................................      79,763        50,756       34,044         59,070         90,673     1,121,321
                                              -----------   -----------    ---------      ---------     -----------   ----------
NET INVESTMENT INCOME/(LOSS).................      16,013         2,021      (14,693)        (7,639)       (41,476)    1,050,174
                                              -----------   -----------    ---------      ---------     -----------   ----------
REALIZED AND UNREALIZED GAINS/(LOSSES) ON
     INVESTMENTS:
Net realized gains/(losses) on investments
  and FOREIGN CURRENCY.......................    (456,708)     (530,959)    (910,911)      (450,036)    (1,775,949)        1,128
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION IN
  INVESTMENTS AND FOREIGN CURRENCY...........  (1,340,978)     (729,156)     (46,609)      (235,012)       (64,251)           --
                                              -----------   -----------    ---------      ---------     -----------   ----------
NET REALIZED AND UNREALIZED GAINS/(LOSSES)
     ON INVESTMENTS..........................  (1,797,686)   (1,260,115)    (957,520)      (685,048)    (1,840,200)        1,128
                                              -----------   -----------    ---------      ---------     -----------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................. $(1,781,673)  $(1,258,094)   $(972,213)     $(692,687)    $(1,881,676)  $1,051,302
                                              ===========   ===========    =========      =========     ===========   ==========

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                             USAZ VAN KAMPEN
                                         AGGRESSIVE GROWTH FUND
                                     -------------------------------
                                      YEAR ENDED       MAY 1, 2001
                                     DECEMBER 31,    TO DECEMBER 31,
                                         2002           2001 (a)
                                     ------------    ---------------
CHANGE IN NET ASSETS:

OPERATIONS:
  Net investment income/(loss).....  $    (48,426)     $   (7,850)
  Net realized gain/(loss) on
     investments and foreign
     currency......................    (2,192,936)       (405,732)
  Change in unrealized
     appreciation/depreciation on
     investments and foreign
     currency......................      (282,793)        213,860
                                     ------------      ----------
  Net increase/(decrease) in net
     assets from operations........    (2,524,155)       (199,722)
                                     ------------      ----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income.......            --              --
  From net realized gains on
     investments...................            --              --
                                     ------------      ----------
  Change in net assets resulting
     from dividends to
     shareholders..................            --              --
                                     ------------      ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......    21,955,704       3,269,732
  Proceeds from dividends
     reinvested....................            --              --
  Cost of shares redeemed..........   (10,166,068)        (70,746)
                                     ------------      ----------
  Change in net assets from capital
     transactions..................    11,789,636       3,198,986
                                     ------------      ----------
  Net increase/(decrease) in net
     assets........................     9,265,481       2,999,264
NET ASSETS:
  Beginning of period..............     2,999,264              --
                                     ------------      ----------
  End of period....................  $ 12,264,745      $2,999,264
                                     ============      ==========
UNDISTRIBUTED (DISTRIBUTIONS IN
  EXCESS OF) NET INVESTMENT
  INCOME)..........................            --              --
                                     ============      ==========
SHARE TRANSACTIONS:
  Shares issued....................     3,589,349         378,846
  Dividends reinvested.............            --              --
  Shares redeemed..................    (1,722,113)         (8,607)
                                     ------------      ----------
  Net increase/(decrease) in
     shares........................     1,867,236         370,239
                                     ============      ==========

------------
(a) Period from commencement of operations.

See accompanying notes to the financial statements.
 82

                                                   USAZ ALLIANCE CAPITAL                USAZ TEMPLETON
                                                      TECHNOLOGY FUND               DEVELOPED MARKETS FUND
                                              -------------------------------   -------------------------------
                                               YEAR ENDED    NOVEMBER 5, 2001    YEAR ENDED    NOVEMBER 5, 2001
                                              DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   TO DECEMBER 31,
                                                  2002           2001 (a)           2002           2001 (a)
                                              ------------   ----------------   ------------   ----------------
CHANGE IN NET ASSETS:

OPERATIONS:
  Net investment income/(loss)............... $   (82,872)     $   (13,657)     $    51,252       $   (4,224)
  Net realized gain/(loss) on investments and
     foreign currency........................  (2,804,857)         (12,401)         (80,071)           9,071
  Change in unrealized
     appreciation/depreciation on investments
  and foreign currency.......................    (735,787)         525,630         (799,377)         129,030
                                              -----------      -----------      -----------       ----------
  Net increase/(decrease) in net assets from
     operations..............................  (3,623,516)         499,572         (828,196)         133,877
                                              -----------      -----------      -----------       ----------

DIVIDENDS TO SHAREHOLDERS:
  From net investment income.................          --               --          (50,650)              --
  From net realized gains on investments.....          --               --               --               --
                                              -----------      -----------      -----------       ----------
  Change in net assets resulting from
     dividends to shareholders...............          --               --          (50,650)              --
                                              -----------      -----------      -----------       ----------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued................  10,054,842        9,300,451        3,616,835        5,962,266
  Proceeds from dividends reinvested.........          --               --           50,650               --
  Cost of shares redeemed....................  (5,917,867)      (1,082,155)      (1,717,595)        (772,318)
                                              -----------      -----------      -----------       ----------
  Change in net assets from capital
     transactions............................   4,136,975        8,218,296        1,949,890        5,189,948
                                              -----------      -----------      -----------       ----------
  Net increase/(decrease) in net assets......     513,459        8,717,868        1,071,044        5,323,825

NET ASSETS:
  Beginning of period........................   8,717,868               --        5,323,825               --
                                              -----------      -----------      -----------       ----------
  End of period.............................. $ 9,231,327      $ 8,717,868      $ 6,394,869       $5,323,825
                                              ===========      ===========      ===========       ==========

                                                       --               --           (1,624)           5,565
                                              ===========      ===========      ===========       ==========

SHARE TRANSACTIONS:
  Shares issued..............................   1,358,949          908,304          391,252          595,534
  Dividends reinvested.......................          --               --            4,881               --
  Shares redeemed............................    (711,672)         (99,081)        (184,749)         (76,356)
                                              -----------      -----------      -----------       ----------
  Net increase/(decrease) in shares..........     647,277          809,223          211,384          519,178
                                              ===========      ===========      ===========       ==========

                                                    USAZ ALLIANCE CAPITAL
                                                    LARGE CAP GROWTH FUND
                                               -------------------------------
                                                YEAR ENDED    NOVEMBER 5, 2001
                                               DECEMBER 31,   TO DECEMBER 31,
                                                   2002           2001 (a)
                                               ------------   ----------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)...............  $   (32,621)      $   (1,314)
  Net realized gain/(loss) on investments and
     foreign currency........................   (1,536,006)          13,394
  Change in unrealized
     appreciation/depreciation on investments
  and foreign currency.......................   (2,162,414)         322,680
                                               -----------       ----------
  Net increase/(decrease) in net assets from
     operations..............................   (3,731,041)         334,760
                                               -----------       ----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income.................           --               --
  From net realized gains on investments.....      (12,977)              --
                                               -----------       ----------
  Change in net assets resulting from
     dividends to shareholders...............      (12,977)              --
                                               -----------       ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued................   16,001,830        7,643,494
  Proceeds from dividends reinvested.........       12,977               --
  Cost of shares redeemed....................   (1,057,146)          (1,211)
                                               -----------       ----------
  Change in net assets from capital
     transactions............................   14,957,661        7,642,283
                                               -----------       ----------
  Net increase/(decrease) in net assets......   11,213,643        7,977,043
NET ASSETS:
  Beginning of period........................    7,977,043               --
                                               -----------       ----------
  End of period..............................  $19,190,686       $7,977,043
                                               ===========       ==========
                                                        --               --
                                               ===========       ==========
SHARE TRANSACTIONS:
  Shares issued..............................    1,999,164          756,106
  Dividends reinvested.......................        1,299               --
  Shares redeemed............................     (125,856)            (114)
                                               -----------       ----------
  Net increase/(decrease) in shares..........    1,874,607          755,992
                                               ===========       ==========

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                       USAZ VAN KAMPEN GROWTH FUND
                                     -------------------------------
                                      YEAR ENDED       MAY 1, 2001
                                     DECEMBER 31,    TO DECEMBER 31,
                                         2002           2001 (a)
                                     ------------    ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss).....  $   (54,695)      $  (18,329)
  Net realized gain/(loss) on
     investments and foreign
     currency......................   (2,951,975)        (399,554)
  Change in unrealized
     appreciation/depreciation on
     investments and foreign
     currency......................      106,607          381,118
                                     -----------       ----------
  Net increase/(decrease) in net
     assets from operations........   (2,900,063)         (36,765)
                                     -----------       ----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income.......           --               --
  From net realized gains on
     investments...................           --               --
                                     -----------       ----------
  Change in net assets resulting
     from dividends to
     shareholders..................           --               --
                                     -----------       ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......   17,059,494        6,466,786
  Proceeds from dividends
     reinvested....................           --               --
  Cost of shares redeemed..........     (567,683)        (968,605)
                                     -----------       ----------
  Change in net assets from capital
     transactions..................   16,491,811        5,498,181
                                     -----------       ----------
  Net increase/(decrease) in net
     assets........................   13,591,748        5,461,416

NET ASSETS:
  Beginning of period..............    5,461,416               --
                                     -----------       ----------
  End of period....................  $19,053,164       $5,461,416
                                     ===========       ==========
UNDISTRIBUTED (DISTRIBUTIONS IN
  EXCESS OF) NET INVESTMENT
  INCOME)..........................           --               --
                                     ===========       ==========
SHARE TRANSACTIONS:
  Shares issued....................    2,120,903          670,965
  Dividends reinvested.............           --               --
  Shares redeemed..................      (71,132)        (102,513)
                                     -----------       ----------
  Net increase/(decrease) in
     shares........................    2,049,771          568,452
                                     ===========       ==========

------------
(a) Period from commencement of operations.

See accompanying notes to the financial statements.
 84

                                                USAZ PIMCO RENAISSANCE FUND          USAZ PIMCO VALUE FUND
                                              -------------------------------   -------------------------------
                                               YEAR ENDED    NOVEMBER 5, 2001    YEAR ENDED    NOVEMBER 5, 2001
                                              DECEMBER 31,   TO DECEMBER 31,    DECEMBER 31,   TO DECEMBER 31,
                                                  2002           2001 (a)           2002           2001 (a)
                                              ------------   ----------------   ------------   ----------------
CHANGE IN NET ASSETS:

OPERATIONS:
  Net investment income/(loss)............... $     23,028     $      (955)     $     76,999      $      951
  Net realized gain/(loss) on investments and
     foreign currency........................   (3,166,578)         62,153        (2,073,465)         50,817
  Change in unrealized
     appreciation/depreciation on investments
  and foreign currency.......................   (7,997,537)        747,525        (1,821,852)        450,433
                                              ------------     -----------      ------------      ----------
  Net increase/(decrease) in net assets from
     operations..............................  (11,141,087)        808,723        (3,818,318)        502,201
                                              ------------     -----------      ------------      ----------

DIVIDENDS TO SHAREHOLDERS:
  From net investment income.................      (18,790)           (166)          (77,370)         (1,622)
  From net realized gains on investments.....      (64,622)             --           (51,845)             --
                                              ------------     -----------      ------------      ----------
  Change in net assets resulting from
     dividends to shareholders...............      (83,412)           (166)         (129,215)         (1,622)
                                              ------------     -----------      ------------      ----------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued................   96,795,905       9,715,768        33,184,107       6,294,750
  Proceeds from dividends reinvested.........       80,408             166            74,994           1,622
  Cost of shares redeemed....................  (16,600,327)     (1,327,394)      (12,426,048)       (335,732)
                                              ------------     -----------      ------------      ----------
  Change in net assets from capital
     transactions............................   80,275,986       8,388,540        20,833,053       5,960,640
                                              ------------     -----------      ------------      ----------
  Net increase/(decrease) in net assets......   69,051,487       9,197,097        16,885,520       6,461,219

NET ASSETS:
  Beginning of period........................    9,197,097              --         6,461,219              --
                                              ------------     -----------      ------------      ----------
  End of period.............................. $ 78,248,584     $ 9,197,097      $ 23,346,739      $6,461,219
                                              ============     ===========      ============      ==========

                                                        81            (101)               --          (1,027)
                                              ============     ===========      ============      ==========

SHARE TRANSACTIONS:
  Shares issued..............................   10,609,233         957,095         3,703,263         620,487
  Dividends reinvested.......................        7,085              15             6,741             147
  Shares redeemed............................   (1,942,042)       (122,345)       (1,435,109)        (31,286)
                                              ------------     -----------      ------------      ----------
  Net increase/(decrease) in shares..........    8,674,276         834,765         2,274,895         589,348
                                              ============     ===========      ============      ==========

                                                  USAZ VAN KAMPEN EMERGING
                                                        GROWTH FUND
                                               ------------------------------
                                                YEAR ENDED      MAY 1, 2001
                                               DECEMBER 31,   TO DECEMBER 31,
                                                   2002          2001 (a)
                                               ------------   ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)...............  $   (67,727)     $    (5,964)
  Net realized gain/(loss) on investments and
     foreign currency........................   (5,667,494)        (767,439)
  Change in unrealized
     appreciation/depreciation on investments
  and foreign currency.......................     (723,998)         540,716
                                               -----------      -----------
  Net increase/(decrease) in net assets from
     operations..............................   (6,459,219)        (232,687)
                                               -----------      -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income.................           --               --
  From net realized gains on investments.....           --               --
                                               -----------      -----------
  Change in net assets resulting from
     dividends to shareholders...............           --               --
                                               -----------      -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued................   37,040,307        7,482,931
  Proceeds from dividends reinvested.........           --               --
  Cost of shares redeemed....................     (653,336)      (1,041,357)
                                               -----------      -----------
  Change in net assets from capital
     transactions............................   36,386,971        6,441,574
                                               -----------      -----------
  Net increase/(decrease) in net assets......   29,927,752        6,208,887

NET ASSETS:
  Beginning of period........................    6,208,887               --
                                               -----------      -----------
  End of period..............................  $36,136,639      $ 6,208,887
                                               ===========      ===========
                                                        --               --
                                               ===========      ===========
SHARE TRANSACTIONS:
  Shares issued..............................    5,211,182          788,072
  Dividends reinvested.......................           --               --
  Shares redeemed............................      (89,409)        (114,737)
                                               -----------      -----------
  Net increase/(decrease) in shares..........    5,121,773          673,335
                                               ===========      ===========

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                      USAZ VAN KAMPEN COMSTOCK FUND
                                     -------------------------------
                                      YEAR ENDED       MAY 1, 2001
                                     DECEMBER 31,    TO DECEMBER 31,
                                         2002           2001 (a)
                                     ------------    ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss).....  $   488,638       $    49,840
  Net realized gain/(loss) on
     investments and foreign
     currency......................   (6,177,020)          (78,253)
  Change in unrealized
     appreciation/depreciation on
     investments and foreign
     currency......................   (3,106,627)         (152,837)
                                     -----------       -----------
  Net increase/(decrease) in net
     assets from operations........   (8,795,009)         (181,250)
                                     -----------       -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income.......     (488,650)          (51,127)
  From net realized gains on
     investments...................      (89,867)          (34,082)
                                     -----------       -----------
  Change in net assets resulting
     from dividends to
     shareholders..................     (578,517)          (85,209)
                                     -----------       -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......   65,814,412        18,285,282
  Proceeds from dividends
     reinvested....................      224,933            85,208
  Cost of shares redeemed..........     (861,818)       (1,074,559)
                                     -----------       -----------
  Change in net assets from capital
     transactions..................   65,177,527        17,295,931
                                     -----------       -----------
  Net increase/(decrease) in net
     assets........................   55,804,001        17,029,472

NET ASSETS:
  Beginning of period..............   17,029,472                --
                                     -----------       -----------
  End of period....................  $72,833,473       $17,029,472
                                     ===========       ===========
UNDISTRIBUTED (DISTRIBUTIONS IN
  EXCESS OF) NET INVESTMENT
  INCOME)..........................           --                13
                                     ===========       ===========
SHARE TRANSACTIONS:
  Shares issued....................    8,062,247         1,911,175
  Dividends reinvested.............       24,537             9,045
  Shares redeemed..................     (108,347)         (106,590)
                                     -----------       -----------
  Net increase/(decrease) in
     shares........................    7,978,437         1,813,630
                                     ===========       ===========

------------
(a) Period from commencement of operations.

See accompanying notes to the financial statements.
 86

                                                                                         USAZ VAN KAMPEN
                                              USAZ PIMCO GROWTH AND INCOME FUND       GROWTH AND INCOME FUND
                                              ---------------------------------   ------------------------------
                                               YEAR ENDED     NOVEMBER 5, 2001     YEAR ENDED      MAY 1, 2001
                                              DECEMBER 31,     TO DECEMBER 31,    DECEMBER 31,   TO DECEMBER 31,
                                                  2002            2001 (a)            2002          2001 (a)
                                              -------------   -----------------   ------------   ---------------
CHANGE IN NET ASSETS:

OPERATIONS:
Net investment income/(loss).................  $    89,859       $   11,314       $   273,786      $    63,569
Net realized gain/(loss) on investments and
  foreign currency...........................   (1,053,417)         (44,394)       (3,533,985)        (535,199)
Change in unrealized
  appreciation/depreciation on investments
  and foreign currency.......................     (481,050)         109,384        (1,343,769)         413,166
                                               -----------       ----------       -----------      -----------
Net increase/(decrease) in net assets from
  operations.................................   (1,444,608)          76,304        (4,603,968)         (58,464)
                                               -----------       ----------       -----------      -----------

DIVIDENDS TO SHAREHOLDERS:
From net investment income...................      (89,877)         (11,836)         (274,067)         (65,266)
From net realized gains on investments.......           --               --                --               --
                                               -----------       ----------       -----------      -----------
Change in net assets resulting from dividends
  to shareholders............................      (89,877)         (11,836)         (274,067)         (65,266)
                                               -----------       ----------       -----------      -----------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued................    6,348,598        5,124,927        37,357,714       17,668,994
  Proceeds from dividends reinvested.........       39,176           11,836           132,335           65,267
  Cost of shares redeemed....................   (1,433,030)         (35,830)       (1,292,069)      (1,209,617)
                                               -----------       ----------       -----------      -----------
Change in net assets from capital
  transactions...............................    4,954,744        5,100,933        36,197,980       16,524,644
                                               -----------       ----------       -----------      -----------
Net increase/(decrease) in net assets........    3,420,259        5,165,401        31,319,945       16,400,914

NET ASSETS:
Beginning of period..........................    5,165,401               --        16,400,914               --
                                               -----------       ----------       -----------      -----------
End of period................................  $ 8,585,660       $5,165,401       $47,720,859      $16,400,914
                                               ===========       ==========       ===========      ===========

                                                        --               18                --              281
                                               ===========       ==========       ===========      ===========

SHARE TRANSACTIONS:
  Shares issued..............................      696,312          511,609         4,246,510        1,807,401
  Dividends reinvested.......................        4,000            1,157            15,423            6,823
  Shares redeemed............................     (152,946)          (3,551)         (142,107)        (122,552)
                                               -----------       ----------       -----------      -----------
Net increase/(decrease) in shares............      547,366          509,215         4,119,826        1,691,672
                                               ===========       ==========       ===========      ===========

                                                    USAZ ALLIANCE CAPITAL
                                                   GROWTH AND INCOME FUND
                                               -------------------------------
                                                YEAR ENDED    NOVEMBER 5, 2001
                                               DECEMBER 31,   TO DECEMBER 31,
                                                   2002           2001 (a)
                                               ------------   ----------------
CHANGE IN NET ASSETS:
OPERATIONS:
Net investment income/(loss).................  $    92,068       $   12,799
Net realized gain/(loss) on investments and
  foreign currency...........................   (1,472,206)           5,540
Change in unrealized
  appreciation/depreciation on investments
  and foreign currency.......................   (1,506,400)         307,921
                                               -----------       ----------
Net increase/(decrease) in net assets from
  operations.................................   (2,886,538)         326,260
                                               -----------       ----------
DIVIDENDS TO SHAREHOLDERS:
From net investment income...................      (92,113)         (13,756)
From net realized gains on investments.......       (8,081)              --
                                               -----------       ----------
Change in net assets resulting from dividends
  to shareholders............................     (100,194)         (13,756)
                                               -----------       ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued................   13,232,024        8,461,850
  Proceeds from dividends reinvested.........       49,099           13,756
  Cost of shares redeemed....................   (2,908,723)        (186,220)
                                               -----------       ----------
Change in net assets from capital
  transactions...............................   10,372,400        8,289,386
                                               -----------       ----------
Net increase/(decrease) in net assets........    7,385,668        8,601,890
NET ASSETS:
Beginning of period..........................    8,601,890               --
                                               -----------       ----------
End of period................................  $15,987,558       $8,601,890
                                               ===========       ==========
                                                        --               45
                                               ===========       ==========
SHARE TRANSACTIONS:
  Shares issued..............................    1,552,408          840,017
  Dividends reinvested.......................        4,751            1,306
  Shares redeemed............................     (345,884)         (18,086)
                                               -----------       ----------
Net increase/(decrease) in shares............    1,211,275          823,237
                                               ===========       ==========

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                        USAZ AIM           USAZ AIM
                                       BASIC VALUE         BLUE CHIP
                                          FUND               FUND
                                     ---------------    ---------------
                                       MAY 1, 2002        MAY 1, 2002
                                     TO DECEMBER 31,    TO DECEMBER 31,
                                        2002 (a)           2002 (a)
                                     ---------------    ---------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss).....    $    16,013        $     2,021
  Net realized gain/(loss) on
     investments, futures and
     foreign currency..............       (456,708)          (530,959)
  Change in unrealized
     appreciation/depreciation on
     investments, futures and
     foreign currency..............     (1,340,978)          (729,156)
                                       -----------        -----------
  Net increase/(decrease) in net
     assets from operations........     (1,781,673)        (1,258,094)
                                       -----------        -----------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income.......        (17,067)            (2,796)
                                       -----------        -----------
  Change in net assets resulting
     from dividends to
     shareholders..................        (17,067)            (2,796)
                                       -----------        -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued......     22,899,465         14,277,978
  Proceeds from dividends
     reinvested....................             --                 --
  Cost of shares redeemed..........       (324,821)        (1,337,476)
                                       -----------        -----------
  Change in net assets from capital
     transactions..................     22,574,644         12,940,502
                                       -----------        -----------
  Net increase/(decrease) in net
     assets........................     20,775,904         11,679,612

NET ASSETS:
  Beginning of period..............             --                 --
                                       -----------        -----------
  End of period....................    $20,775,904        $11,679,612
                                       ===========        ===========
UNDISTRIBUTED (DISTRIBUTIONS IN
  EXCESS OF) NET INVESTMENT
  INCOME)..........................             --                 --
                                       ===========        ===========
SHARE TRANSACTIONS:
  Shares issued....................      2,765,564          1,606,345
  Dividends reinvested.............             --                 --
  Shares redeemed..................        (42,096)          (162,267)
                                       -----------        -----------
  Net increase/(decrease) in
     shares........................      2,723,468          1,444,078
                                       ===========        ===========

------------
(a) Period from commencement of operations.

See accompanying notes to the financial statements.
 88

                                                                                   USAZ OPPENHEIMER
                                                  USAZ AIM          USAZ AIM         OPPENHEIMER
                                              DENT DEMOGRAPHIC    INTERNATIONAL    EMERGING GROWTH
                                                TRENDS FUND        EQUITY FUND           FUND
                                              ----------------   ---------------   ----------------
                                                MAY 1, 2002        MAY 1, 2002       MAY 1, 2002
                                              TO DECEMBER 31,    TO DECEMBER 31,   TO DECEMBER 31,
                                                  2002 (a)          2002 (a)           2002 (a)
                                              ----------------   ---------------   ----------------
CHANGE IN NET ASSETS:

OPERATIONS:
  Net investment income/(loss)...............    $  (14,693)      $      (7,639)     $   (41,476)
  Net realized gain/(loss) on investments and
     foreign currency........................      (910,911)           (450,036)      (1,775,949)
  Change in unrealized
     appreciation/depreciation on investments
  and foreign currency.......................       (46,609)           (235,012)         (64,251)
                                                 ----------       -------------      -----------
  Net increase/(decrease) in net assets from
     operations..............................      (972,213)           (692,687)      (1,881,676)
                                                 ----------       -------------      -----------

DIVIDENDS TO SHAREHOLDERS:
  From net investment income.................            --                  --               --
                                                 ----------       -------------      -----------
  Change in net assets resulting from
     dividends to shareholders...............            --                  --               --
                                                 ----------       -------------      -----------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued................     7,146,268         122,639,060       16,027,574
  Proceeds from dividends reinvested.........            --                  --               --
  Cost of shares redeemed....................       (42,699)       (113,648,842)        (233,141)
                                                 ----------       -------------      -----------
  Change in net assets from capital
     transactions............................     7,103,569           8,990,218       15,794,433
                                                 ----------       -------------      -----------
  Net increase/(decrease) in net assets......     6,131,356           8,297,531       13,912,757

NET ASSETS:
  Beginning of period........................            --                  --               --
                                                 ----------       -------------      -----------
  End of period..............................    $6,131,356       $   8,297,531      $13,912,757
                                                 ==========       =============      ===========

                                                         --                  --               --
                                                 ==========       =============      ===========

SHARE TRANSACTIONS:
  Shares issued..............................       808,992          13,504,974        1,747,370
  Dividends reinvested.......................            --                  --               --
  Shares redeemed............................        (4,404)        (12,488,132)         (27,316)
                                                 ----------       -------------      -----------
  Net increase/(decrease) in shares..........       804,588           1,016,842        1,720,054
                                                 ==========       =============      ===========


                                                   USAZ MONEY MARKET FUND
                                               -------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                DECEMBER 31,     DECEMBER 31,
                                                    2002             2001
                                               ---------------   -------------
CHANGE IN NET ASSETS:
OPERATIONS:
  Net investment income/(loss)...............  $     1,050,174   $   1,147,445
  Net realized gain/(loss) on investments and
     foreign currency........................            1,128              --
  Change in unrealized
     appreciation/depreciation on investments
  and foreign currency.......................               --              --
                                               ---------------   -------------
  Net increase/(decrease) in net assets from
     operations..............................        1,051,302       1,147,445
                                               ---------------   -------------
DIVIDENDS TO SHAREHOLDERS:
  From net investment income.................       (1,050,174)     (1,147,445)
                                               ---------------   -------------
  Change in net assets resulting from
     dividends to shareholders...............       (1,050,174)     (1,147,445)
                                               ---------------   -------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued................    1,518,713,556     472,059,827
  Proceeds from dividends reinvested.........        1,053,969       1,161,524
  Cost of shares redeemed....................   (1,431,092,346)   (390,998,994)
                                               ---------------   -------------
  Change in net assets from capital
     transactions............................       88,675,179      82,222,357
                                               ---------------   -------------
  Net increase/(decrease) in net assets......       88,676,307      82,222,357
NET ASSETS:
  Beginning of period........................      104,480,596      22,258,239
                                               ---------------   -------------
  End of period..............................  $   193,156,903   $ 104,480,596
                                               ===============   =============
                                                           992              --
                                               ===============   =============
SHARE TRANSACTIONS:
  Shares issued..............................    1,518,713,556     472,059,827
  Dividends reinvested.......................        1,053,969       1,161,524
  Shares redeemed............................   (1,431,092,346)   (390,998,994)
                                               ---------------   -------------
  Net increase/(decrease) in shares..........       88,675,179      82,222,357
                                               ===============   =============

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2002

1. ORGANIZATION

  The USAllianz Variable Insurance Products Trust (the "Trust") was organized as a Delaware business trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Trust consists of eighteen series, the USAZ Van Kampen Aggressive Growth Fund, the USAZ Alliance Capital Technology Fund, the USAZ Templeton Developed Markets Fund, the USAZ Alliance Capital Large Cap Growth Fund, the USAZ Van Kampen Growth Fund, the USAZ PIMCO Renaissance Fund, the USAZ PIMCO Value Fund, the USAZ Van Kampen Emerging Growth Fund, the USAZ Van Kampen Comstock Fund, the USAZ PIMCO Growth and Income Fund, the USAZ Van Kampen Growth and Income Fund, the USAZ Alliance Capital Growth and Income Fund, the USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund, the USAZ Oppenheimer Emerging Growth Fund and the USAZ Money Market Fund (collectively, the "Funds" and individually, a "Fund"). The USAZ AIM Basic Value Fund, the USAZ AIM Blue Chip Fund, the USAZ AIM Dent Demographic Trends Fund, the USAZ AIM International Equity Fund and the USAZ Oppenheimer Emerging Growth Fund commenced operations on May 1, 2002.

  On May 1, 2002 the USAZ American Growth Fund and the AZOA Money Market Fund became the USAZ Van Kampen Emerging Growth Fund and USAZ Money Market Fund, respectively.

  The Trust is authorized to issue an unlimited number of shares. Shares of the Funds are offered through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

2. REORGANIZATION

  The Trust entered into an Agreement and Plan of Reorganization with itself and the PIMCO Variable Insurance Trust ("PVIT") pursuant to which all of the assets and liabilities of each Acquired Fund transferred to an Acquiring Fund in either the Trust or PVIT in exchange for shares of the Acquiring Fund. Each Acquired Fund listed below transferred all of its assets and liabilities to the corresponding Acquiring Fund identified opposite its name in exchange for shares of such Acquiring Fund:

   ACQUIRED FUND                                                             ACQUIRING FUND
   -------------                                                             --------------
   USAZ Strategic Growth Fund..................................  USAZ Van Kampen Aggressive Growth Fund
   AZOA Growth Fund............................................  USAZ Van Kampen Emerging Growth Fund
   AZOA Global Opportunities...................................  USAZ Templeton Developed Markets Fund

  The reorganization was completed on November 15, 2002 and was approved by shareholders of the Funds on November 13, 2002. This reorganization was a taxable transaction. The following is a summary of shares outstanding, net asset value per share, net unrealized appreciation, and net assets immediately before and after the reorganization:

                                                      BEFORE REORGANIZATION*         AFTER REORGANIZATION*
                                                ----------------------------------   ---------------------
                                                                     USAZ VAN              USAZ VAN
                                                USAZ STRATEGIC   KAMPEN AGGRESSIVE     KAMPEN AGGRESSIVE
                                                 GROWTH FUND        GROWTH FUND           GROWTH FUND
                                                --------------   -----------------   ---------------------
   Shares outstanding.........................       256,166          1,973,835             2,264,536
   Net asset value per share..................    $     6.62        $      5.83           $      5.83
   Net unrealized
     appreciation/(depreciation)..............    $   99,631        $   339,566           $   339,566
   Net Assets.................................    $1,694,891        $11,513,601           $13,207,938

                                                      BEFORE REORGANIZATION*       AFTER REORGANIZATION*
                                                   -----------------------------   ---------------------
                                                                    USAZ VAN             USAZ VAN
                                                      AZOA       KAMPEN EMERGING      KAMPEN EMERGING
                                                   GROWTH FUND     GROWTH FUND          GROWTH FUND
                                                   -----------   ---------------   ---------------------
   Shares outstanding............................     399,248        4,490,756            4,825,502
   Net asset value per share.....................  $     5.62      $      6.70          $      6.70
   Net unrealized appreciation/(depreciation)....  $ (290,472)     $ 1,717,378          $ 1,717,378
   Net Assets....................................  $2,242,905      $30,106,621          $32,348,712

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2002

                                                       BEFORE REORGANIZATION*         AFTER REORGANIZATION*
                                                  ---------------------------------   ---------------------
                                                   AZOA GLOBAL     USAZ TEMPLETON        USAZ TEMPLETON
                                                  OPPORTUNITIES   DEVELOPED MARKETS     DEVELOPED MARKETS
                                                      FUND              FUND                  FUND
                                                  -------------   -----------------   ---------------------
   Shares outstanding...........................      87,264            643,199               696,827
   Net asset value per share....................    $   5.36         $     8.72            $     8.72
   Net unrealized appreciation/(depreciation)...    $  4,780         $ (700,714)           $ (700,714)
   Net Assets...................................    $467,666         $5,605,524            $6,076,833

------------

* The figures before the reorganization are as of the closing of the funds on November 15 and the figures after the reorganization are as of November 17, which includes the surviving funds daily operational activity.

3. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITY VALUATION

  Investments of the USAZ Money Market Fund are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

  Portfolio securities listed on a national exchange or exchanges for which market quotations are available are valued at their last quoted sale price on each business day. If there is no such reported sale, the most recently quoted bid price is used for long securities and the ask price is used for securities sold short. Debt obligations with sixty days or less remaining until maturity are valued at their amortized cost. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price for long securities and the ask price is used for securities sold short. Other assets and securities for which no quotation is readily available are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. These persons may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations.

  FOREIGN CURRENCY TRANSLATIONS

  The accounting records of the USAZ Templeton Developed Markets, USAZ PIMCO Renaissance, USAZ PIMCO Value Funds, USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund, USAZ AIM Dent Demographic Trends Fund, USAZ AIM International Equity Fund and USAZ Oppenheimer Emerging Growth Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2002

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  Each Fund (except for the USAZ Van Kampen Emerging Growth Fund, USAZ Van Kampen Comstock Fund, USAZ Van Kampen Growth and Income Fund, USAZ Alliance Capital Growth & Income Fund, USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund and USAZ Money Market Fund) may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Funds could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  DIVIDENDS TO SHAREHOLDERS

  Dividends to shareholders are recorded on the ex-dividend date. Income dividends are declared and paid semi-annually except for the USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund, USAZ AIM Dent Demographic Trends Fund, USAZ AIM International Equity Fund and USAZ Oppenheimer Emerging Growth Fund, which are declared and paid annually, and the USAZ Van Kampen Growth and Income Fund, USAZ PIMCO Growth and Income Fund, and USAZ Alliance Capital Growth and Income Fund, which are declared and paid quarterly and the USAZ Money Market Fund, which are paid monthly. Each fund also distributes all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

  It is each Fund's policy to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

4. RELATED PARTY TRANSACTIONS

  USAllianz Advisers, LLC (the "Adviser") provides investment advisory and management services for all of the Funds. The Adviser has retained independent money management organizations (the "Specialist Managers") to make investment decisions on behalf of the Funds. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Van Kampen Asset Management, Inc. ("VKAM") and the Trust, VKAM provides investment advisory services as the Specialist Manager for the USAZ Van Kampen Emerging Growth Fund, USAZ Van Kampen Comstock Fund and USAZ Van Kampen Growth and Income Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Van Kampen Investment Advisory Corp. ("VKIAC") and the Trust, VKIAC provides investment advisory services as the Specialist Manager for the USAZ Van Kampen Aggressive Growth Fund and USAZ Van Kampen Growth Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Alliance Capital Management L.P. ("Alliance Capital") and the Trust, Alliance Capital provides investment advisory services as the Specialist Manager for the USAZ Alliance Capital Large Cap Growth Fund, USAZ Alliance Capital Technology Fund, and USAZ Alliance Capital Growth and Income Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, PIMCO Equity Advisors, LLC ("PEA") and the Trust, PEA provides investment advisory services as the Specialist Manager for the USAZ PIMCO

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2002

  Renaissance Fund, USAZ PIMCO Value Fund, and USAZ PIMCO Growth and Income Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Templeton Investment Counsel, LLC ("TIC") and the Trust, TIC provides investment advisory services as the Specialist Manager for the USAZ Templeton Developed Markets Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, AIM Capital Management, Inc. ("AIM") and the Trust, AIM provides investment advisory services as the Specialist Manager for the USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund, USAZ AIM Dent Demographic Trends Fund and USAZ AIM International Equity Fund. Pursuant to a sub-advisory agreement with AIM, H.S. Dent Advisors, Inc., manages the USAZ AIM Dent Demographic Trends Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, OppenheimerFunds, Inc., ("Oppenheimer") and the Trust, Oppenheimer provides investment advisory services as the Specialist Manager for the USAZ Oppenheimer Emerging Growth Fund. Pursuant to a portfolio management agreement with USAllianz Advisers, LLC, Prudential Investment Management, Inc. ("PIM") and the Trust, PIM provides investment advisory services as the Specialist Manager for the USAZ Money Market Fund.

  Each Specialist Manager provides investment advisory services for their respective Funds subject to the general supervision of the Board of Trustees and USAllianz Advisers, LLC. The Adviser is entitled to a fee, computed daily and paid monthly, based on the respective average daily net assets of each Fund. For their services, each Specialist Manager is entitled to a fee, payable by the Adviser. The Adviser has contractually agreed to waive fees and reimburse the Funds it manages to limit the annual expenses of each Fund, based on the respective daily net assets of each Fund. For the year ended December 31, 2002, the annual rate of the Adviser and the annual expense limits were as follows:

                                                                 ANNUAL    EXPENSE
   FUND                                                           RATE      LIMIT
   ----                                                          ------    -------
   USAZ Van Kampen Aggressive Growth Fund......................   0.90%     1.25%
   USAZ Alliance Capital Technology Fund.......................   1.00%     1.25%
   USAZ Templeton Developed Markets Fund.......................  0.875%     1.25%
   USAZ Alliance Capital Large Cap Growth Fund.................   1.00%     1.10%
   USAZ Van Kampen Growth Fund.................................   0.85%     1.20%
   USAZ PIMCO Renaissance Fund.................................   0.75%     1.10%
   USAZ PIMCO Value Fund.......................................   0.75%     1.10%
   USAZ Van Kampen Emerging Growth Fund........................   0.85%     1.10%
   USAZ Van Kampen Comstock Fund...............................  0.775%     1.20%
   USAZ PIMCO Growth and Income Fund...........................   0.75%     1.10%
   USAZ Van Kampen Growth and Income Fund......................  0.775%     1.10%
   USAZ Alliance Capital Growth and Income Fund................   1.00%     1.10%
   USAZ AIM Basic Value Fund...................................   0.75%     1.10%
   USAZ AIM Blue Chip Fund.....................................   0.80%     1.15%
   USAZ AIM Dent Demographic Trends Fund.......................   0.85%     1.20%
   USAZ AIM International Equity Fund..........................   0.90%     1.25%
   USAZ Oppenheimer Emerging Growth Fund.......................   0.85%     1.25%
   USAZ Money Market Fund......................................   0.35%     0.90%

  Any amounts waived or reimbursed by the Adviser in a particular fiscal year will be subject to repayment by the fund to the Adviser to the extent that from time to time through the next 3 fiscal years the repayment will not cause the Funds' expenses to exceed the stated limit during the respective year. As of the period ending December 31, 2002, the reimbursement that may potentially be made is as follows:

                                                                  EXPIRES       EXPIRES       EXPIRES
   FUND                                                          12/31/2003    12/31/2004    12/31/2005
   ----                                                          ----------    ----------    ----------
   USAZ Van Kampen Aggressive Growth Fund......................     --           69,239       119,405
   USAZ Alliance Capital Technology Fund.......................     --           25,997       100,750
   USAZ Templeton Developed Markets Fund.......................     --           18,892       118,448
   USAZ Alliance Capital Large Cap Growth Fund.................     --           25,022       115,285
   USAZ Van Kampen Growth Fund.................................     --           87,562       120,245
   USAZ PIMCO Renaissance Fund.................................     --           22,905       119,365
   USAZ PIMCO Value Fund.......................................     --           20,526        92,259
   USAZ Van Kampen Emerging Growth Fund........................     --           76,394       164,904
   USAZ Van Kampen Comstock Fund...............................     --           81,944       120,670

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2002

                                                                  EXPIRES       EXPIRES       EXPIRES
   FUND                                                          12/31/2003    12/31/2004    12/31/2005
   ----                                                          ----------    ----------    ----------
   USAZ PIMCO Growth and Income Fund...........................     --           19,132        82,867
   USAZ Van Kampen Growth and Income Fund......................     --          100,177       140,090
   USAZ Alliance Capital Growth and Income Fund................     --           25,805       119,829
   USAZ Aim Basic Value Fund...................................     --               --        78,882
   USAZ Aim Blue Chip Fund.....................................     --               --        76,817
   USAZ Aim Dent Demographic Trends Fund.......................     --               --        73,211
   USAZ Aim International Equity Fund..........................     --               --       116,060
   USAZ Oppenheimer Emerging Growth Fund.......................     --               --        81,737

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain trustees and officers of the Funds are affiliated, serves as the Trust's administrator, transfer agent, fund accountant and assists the Trust in all aspects of its administration and operation. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. The Administrator is entitled to a fee, computed daily and paid monthly, and is reimbursed for certain out-of-pocket expenses incurred. BISYS Fund Services LP ("BISYS") serves, without compensation, as the distributor of the Funds.

  The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, each Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund's average daily net assets.

5. SECURITY PURCHASES AND SALES

  For the year ended December 31, 2002, purchases and sales of securities (excluding short-term securities) were as follows:

   FUND                                                           PURCHASES        SALES
   ----                                                          -----------    -----------
   USAZ Van Kampen Aggressive Growth Fund......................  $25,760,523    $15,181,874
   USAZ Alliance Capital Technology Fund.......................   12,086,864      8,508,560
   USAZ Templeton Developed Markets Fund.......................    5,710,640        252,479
   USAZ Alliance Capital Large Cap Growth Fund.................   18,297,974      3,688,036
   USAZ Van Kampen Growth Fund.................................   34,770,726     18,733,634
   USAZ PIMCO Renaissance Fund.................................   96,293,589     24,202,167
   USAZ PIMCO Value Fund.......................................   33,152,487     14,415,426
   USAZ Van Kampen Emerging Growth Fund........................   60,185,485     28,652,936
   USAZ Van Kampen Comstock Fund...............................   81,012,867     19,299,684
   USAZ PIMCO Growth and Income Fund...........................    8,540,571      4,031,320
   USAZ Van Kampen Growth and Income Fund......................   51,019,199     16,639,531
   USAZ Alliance Capital Growth and Income Fund................   15,748,146      6,223,021
   USAZ AIM Basic Value Fund...................................   23,051,735      1,349,594
   USAZ AIM Blue Chip Fund.....................................   15,213,589      2,958,869
   USAZ AIM Dent Demographic Trends Fund.......................   12,236,178      5,409,732
   USAZ AIM International Equity Fund..........................   10,291,903      3,415,315
   USAZ Oppenheimer Emerging Growth Fund.......................   26,480,349     13,047,229

6. FEDERAL INCOME TAX INFORMATION

  At December 31, 2002, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                                   AMOUNT      EXPIRES
                                                                 ----------    -------
   USAZ Van Kampen Aggressive Growth Fund......................  $  376,981     2009
   USAZ Van Kampen Aggressive Growth Fund......................   1,706,400     2010
   USAZ Alliance Capital Technology Fund.......................   1,414,632     2010
   USAZ Templeton Developed Markets Fund.......................      67,265     2010
   USAZ Alliance Capital Large Cap Growth Fund.................   1,110,816     2010

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2002

                                                                   AMOUNT      EXPIRES
                                                                 ----------    -------
   USAZ Van Kampen Growth Fund.................................     314,299     2009
   USAZ Van Kampen Growth Fund.................................   2,088,939     2010
   USAZ PIMCO Renaissance Fund.................................   2,309,842     2010
   USAZ PIMCO Value Fund.......................................     350,511     2010
   USAZ Van Kampen Emerging Growth Fund........................     490,385     2009
   USAZ Van Kampen Emerging Growth Fund........................   4,290,750     2010
   USAZ Van Kampen Comstock Fund...............................   4,114,951     2010
   USAZ PIMCO Growth and Income Fund...........................     938,589     2010
   USAZ Van Kampen Growth and Income Fund......................     388,992     2009
   USAZ Van Kampen Growth and Income Fund......................   2,599,304     2010
   USAZ Alliance Capital Growth and Income Fund................   1,003,999     2010
   USAZ Aim Basic Value Fund...................................     430,426     2010
   USAZ Aim Blue Chip Fund.....................................     208,130     2010
   USAZ Aim Dent Demographic Trends Fund.......................     650,841     2010
   USAZ Aim International Equity Fund..........................     230,639     2010
   USAZ Oppenheimer Emerging Growth Fund.......................   1,601,380     2010

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

7. FEDERAL INCOME TAX INFORMATION

  Capital losses incurred after October 31st, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses:

                                                                 POST-OCTOBER
                                                                    LOSSES
                                                                 ------------
   USAZ Van Kampen Aggressive Growth Fund......................   $  333,629
   USAZ Alliance Capital Technology Fund.......................      643,545
   USAZ Templeton Developed Markets Fund.......................        1,624
   USAZ Alliance Capital Large Cap Growth Fund.................      293,220
   USAZ Van Kampen Growth Fund.................................      286,745
   USAZ PIMCO Value Fund.......................................      803,689
   USAZ Van Kampen Emerging Growth Fund........................    1,074,890
   USAZ Van Kampen Comstock Fund...............................      398,000
   USAZ PIMCO Growth and Income Fund...........................      159,222
   USAZ Van Kampen Growth and Income Fund......................      302,074
   USAZ Alliance Capital Growth and Income Fund................      123,665
   USAZ Aim Basic Value Fund...................................        2,895
   USAZ Aim Blue Chip Fund.....................................      148,016
   USAZ Aim Dent Demographic Trends Fund.......................      102,486
   USAZ Aim International Equity Fund..........................      135,684

  For corporate shareholders, the following percentages of the total ordinary income distributions paid during the fiscal year ended December 31, 2002 qualify for the corporate dividends received deduction for the following
  Funds:

                                                                 PERCENTAGE
                                                                 ----------
   USAZ Alliance Capital Large Cap Growth Fund.................       61%
   USAZ PIMCO Renaissance Fund.................................       36%
   USAZ PIMCO Value Fund.......................................       65%
   USAZ Van Kampen Comstock Fund...............................    92.05%
   USAZ PIMCO Growth and Income Fund...........................      100%
   USAZ Van Kampen Growth and Income Fund......................      100%
   USAZ Alliance Capital Growth and Income Fund................      100%
   USAZ Aim Basic Value Fund...................................      100%
   USAZ Aim Blue Chip Fund.....................................      100%

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2002

8. FEDERAL INCOME TAX INFORMATION

  The tax characteristics of dividends paid to shareholders during the fiscal year ended December 31, 2002, were as follows:

                            DISTRIBUTIONS PAID FROM

                                             NET LONG-                                                    TOTAL
                                 ORDINARY      TERM      TOTAL TAXABLE    TAX EXEMPT     TAX RETURN   DISTRIBUTIONS
                                  INCOME       GAINS     DISTRIBUTIONS   DISTRIBUTIONS   OF CAPITAL       PAID
                                ----------   ---------   -------------   -------------   ----------   -------------
   USAZ Templeton Developed
     Markets Fund.............  $   45,634   $     --    $      45,634     $     --        $5,016      $   50,650
   USAZ Alliance Capital Large
     Cap Growth Fund..........      12,977         --           12,977           --            --          12,977
   USAZ PIMCO Renaissance
     Fund.....................      80,408         --           80,408           --            --          80,408
   USAZ PIMCO Value Fund......      74,994         --           74,994           --            --          74,994
   USAZ Van Kampen Comstock
     Fund.....................     224,933         --          224,933           --            --         224,933
   USAZ PIMCO Growth and
     Income Fund..............      39,176         --           39,176           --            --          39,176
   USAZ Van Kampen Growth and
     Income Fund..............     132,335         --          132,335           --            --         132,335
   USAZ Alliance Capital
     Growth and Income Fund...      49,099         --           49,099           --            --          49,099
   USAZ Money Market Fund.....   1,052,602         --        1,052,602           --            --       1,052,602

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2002

9. FEDERAL INCOME TAX INFORMATION

  As of December 31, 2002 the components of accumulated earnings (deficit) on a tax basis was as follows:

                              UNDISTRIBUTED   UNDISTRIBUTED                             ACCUMULATED                       TOTAL
                                ORDINARY        LONG TERM                               CAPITAL AND     UNREALIZED     ACCUMULATED
                               INCOME/TAX     CAPITAL GAINS   ACCUMULATED   DIVIDENDS      OTHER       APPRECIATION     EARNINGS
                              EXEMPT INCOME     (LOSSES)       EARNINGS      PAYABLE      LOSSES      (DEPRECIATION)    (DEFICIT)
                              -------------   -------------   -----------   ---------   -----------   --------------   -----------
   USAZ Van Kampen
    Aggressive Growth
    Fund....................    $     --        $     --       $     --     $     --    $(2,417,010)   $  (250,591)    $(2,667,601)
   USAZ Alliance Capital
    Technology Fund.........          --              --             --           --     (2,058,177)      (969,238)     (3,027,415)
   USAZ Templeton Developed
    Markets Fund............          --              --             --           --        (68,889)      (670,347)       (739,236)
   USAZ Alliance Capital
    Large Cap Growth Fund...          --              --             --           --     (1,404,036)    (1,971,704)     (3,375,740)
   USAZ Van Kampen Growth
    Fund....................          --              --             --           --     (2,689,983)      (173,821)     (2,863,804)
   USAZ PIMCO Renaissance
    Fund....................       3,086              --          3,086       (3,004)    (2,309,842)    (8,105,062)    (10,414,822)
   USAZ PIMCO Value Fund....      54,221              --         54,221      (54,221)    (1,154,200)    (2,292,083)     (3,446,283)
   USAZ Van Kampen Emerging
    Growth Fund.............          --              --             --           --     (5,856,025)      (762,189)     (6,618,214)
   USAZ Van Kampen Comstock
    Fund....................          --              --             --     (353,584)    (4,512,951)    (5,125,736)     (9,992,271)
   USAZ PIMCO Growth and
    Income Fund.............      50,701              --         50,701      (50,701)    (1,097,811)      (371,666)     (1,469,477)
   USAZ Van Kampen Growth
    and Income Fund.........     141,732              --        141,732     (141,732)    (3,290,370)    (1,709,418)     (4,999,788)
   USAZ Alliance Capital
    Growth and Income Fund..      51,095              --         51,095      (51,095)    (1,127,664)    (1,545,562)     (2,673,226)
   USAZ Aim Basic Value
    Fund....................      17,066              --         17,066      (17,067)      (433,321)    (1,364,364)     (1,797,686)
   USAZ Aim Blue Chip
    Fund....................       2,796              --          2,796       (2,796)      (356,146)      (903,970)     (1,260,116)
   USAZ Aim Dent Demographic
    Trends Fund.............          --              --             --           --       (753,327)      (203,380)       (956,707)
   USAZ Aim International
    Equity Fund.............          --              --             --           --       (366,323)      (312,548)       (678,871)
   USAZ Oppenheimer Emerging
    Growth Fund.............          --              --             --           --     (1,601,380)      (238,820)     (1,840,200)
   USAZ Money Market Fund...      91,723              --         91,723      (90,731)            --             --             992

10. SPECIAL MEETING OF SHAREHOLDERS

  On August 30, 2002, there was a special meeting of the Shareholders of the USAZ Money Market Fund. There were two proposals put forth for vote by shareholders of the Fund. The description of the proposal and the number of shares voted are as follows:

  A. To approve the Assignment and Portfolio Management Agreement:

         FOR               AGAINST             ABSTAIN
   ---------------      --------------      --------------
   132,738,677.641      6,639,139.494       16,537,116.865

  B. To approve the Manager of Managers Structure:

         FOR               AGAINST             ABSTAIN
   ---------------      --------------      --------------
   126,120,568.710..    14,099,054.390      15,695,310.900

  On November 13, 2002, there was a special meeting of shareholders of the USAZ Strategic Growth Fund, AZOA Growth Fund, AZOA Global Opportunities Fund, AZOA Fixed Income Fund and AZOA Diversified Assets Fund (each an "Acquired Fund") to approve a proposed Agreement and Plan of Reorganization ("Plan") between each Acquired Fund,

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
NOTES TO THE FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2002

  each of which is a series of the USAllianz Variable Insurance Products Trust (the "VIP Trust"), and another comparable mutual fund (each an "Acquiring Fund") which is another series of the VIP Trust (in the case of the first three Acquired Funds listed above) or which is a series of the PIMCO Variable Insurance Trust (in the case of the last two Acquired Funds listed above). Pursuant to the Plan, the applicable Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange solely for the shares of the Acquiring Fund, which will be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund. The description of each Acquired Fund's proposal and the number of shares voted are as follows:

  To approve a proposed Agreement and Plan of Reorganization ("Plan") that provides for the reorganization of the USAZ Strategic Growth Fund into the USAZ Van Kampen Aggressive Growth Fund

        FOR               AGAINST             ABSTAIN
   --------------      --------------      --------------
    228,658.718          25,548.570          18,200.512

  To approve a proposed Agreement and Plan of Reorganization ("Plan") that provides for the reorganization of the AZOA Growth Fund into the USAZ Van Kampen Emerging Growth Fund

        FOR               AGAINST             ABSTAIN
   --------------      --------------      --------------
    361,303.695              0               52,159.866

  To approve a proposed Agreement and Plan of Reorganization ("Plan") that provides for the reorganization of the AZOA Global Opportunities Fund into the USAZ Templeton Developed Markets Fund

        FOR               AGAINST             ABSTAIN
   --------------      --------------      --------------
     82,872.721              0               6,272.661

  To approve a proposed Agreement and Plan of Reorganization ("Plan") that provides for the reorganization of the AZOA Fixed Income Fund into the PVIT Total Return Fund

        FOR               AGAINST             ABSTAIN
   --------------      --------------      --------------
    758,890.658          19,760.103          64,435.738

  To approve a proposed Agreement and Plan of Reorganization ("Plan") that provides for the reorganization of the AZOA Diversified Assets Fund into the PVIT Total Return Fund

        FOR               AGAINST             ABSTAIN
   --------------      --------------      --------------
    505,900.357          3,159.237           73,158.077

                      (This page intentionally left blank)

USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
FINANCIAL HIGHLIGHTS

                                                                     INVESTMENT ACTIVITIES:
                                                        -------------------------------------------------
                                                                            NET REALIZED
                                         NET ASSET                         AND UNREALIZED
                                          VALUE,             NET               GAINS/          TOTAL FROM
                                         BEGINNING       INVESTMENT         (LOSSES) ON        INVESTMENT
                                         OF PERIOD      INCOME/(LOSS)       INVESTMENTS        ACTIVITIES
                                         ---------      -------------      --------------      ----------
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
  Year Ended December 31, 2002..........  $ 8.10            (0.02)             (2.60)            (2.62)
  May 1, 2001 to December 31, 2001
    (a).................................  $10.00            (0.02)             (1.88)            (1.90)
USAZ ALLIANCE CAPITAL TECHNOLOGY FUND
  Year Ended December 31, 2002..........  $10.77            (0.06)             (4.37)            (4.43)
  November 5, 2001 to December 31,
    2001(a).............................  $10.00            (0.02)              0.79              0.77
USAZ TEMPLETON DEVELOPED MARKETS FUND
  Year Ended December 31, 2002..........  $10.25             0.09              (1.50)            (1.41)
  November 5, 2001 to December 31,
    2001(a).............................  $10.00            (0.01)              0.26              0.25
USAZ ALLIANCE CAPITAL LARGE CAP GROWTH
  FUND
  Year Ended December 31, 2002..........  $10.55            (0.01)             (3.23)            (3.24)
  November 5, 2001 to December 31,
    2001(a).............................  $10.00               --*              0.55              0.55
USAZ VAN KAMPEN GROWTH FUND
  Year Ended December 31, 2002..........  $ 9.61            (0.02)             (2.31)            (2.33)
  May 1, 2001 to December 31, 2001
    (a).................................  $10.00            (0.03)             (0.36)            (0.39)
USAZ PIMCO RENAISSANCE FUND
  Year Ended December 31, 2002..........  $11.02               --*             (2.76)            (2.76)
  November 5, 2001 to December 31,
    2001(a).............................  $10.00               --*              1.02              1.02
USAZ PIMCO VALUE FUND
  Year Ended December 31, 2002..........  $10.96             0.02              (2.74)            (2.72)
  November 5, 2001 to December 31,
    2001(a).............................  $10.00               --*              0.96              0.96
USAZ VAN KAMPEN EMERGING GROWTH FUND
  Year Ended December 31, 2002..........  $ 9.22            (0.01)             (2.97)            (2.98)
  May 1, 2001 to December 31, 2001
    (a).................................  $10.00            (0.01)             (0.77)            (0.78)
USAZ VAN KAMPEN COMSTOCK FUND
  Year Ended December 31, 2002..........  $ 9.39             0.03              (1.92)            (1.89)
  May 1, 2001 to December 31, 2001
    (a).................................  $10.00             0.03              (0.59)            (0.56)
USAZ PIMCO GROWTH AND INCOME FUND
  Year Ended December 31, 2002..........  $10.14             0.10              (2.01)            (1.91)
  November 5, 2001 to December 31,
    2001(a).............................  $10.00             0.02               0.14              0.16
USAZ VAN KAMPEN GROWTH AND INCOME FUND
  Year Ended December 31, 2002..........  $ 9.70             0.07              (1.49)            (1.42)
  May 1, 2001 to December 31, 2001
    (a).................................  $10.00             0.06              (0.30)            (0.24)
USAZ ALLIANCE CAPITAL GROWTH AND INCOME
  FUND
  Year Ended December 31, 2002..........  $10.45             0.07              (2.58)            (2.51)
  November 5, 2001 to December 31, 2001
    (a).................................  $10.00             0.02               0.45              0.47
USAZ AIM BASIC VALUE FUND
  May 1, 2002 to December 31, 2002
    (a).................................  $10.00             0.01              (2.37)            (2.36)
USAZ AIM BLUE CHIP FUND
  May 1, 2002 to December 31, 2002
    (a).................................  $10.00               --*             (1.91)            (1.91)
USAZ AIM DENT DEMOGRAPHICS FUND
  May 1, 2002 to December 31, 2002
    (a).................................  $10.00            (0.02)             (2.36)            (2.38)
USAZ AIM INTERNATIONAL EQUITY FUND
  May 1, 2002 to December 31, 2002
    (a).................................  $10.00            (0.01)             (1.83)            (1.84)
USAZ OPPENHEIMER EMERGING GROWTH FUND
  May 1, 2002 to December 31, 2002
    (a).................................  $10.00            (0.02)             (1.89)            (1.91)
USAZ MONEY MARKET FUND
  Year Ended December 31, 2002..........  $ 1.00             0.01                 --*             0.01
  Year Ended December 31, 2001..........  $ 1.00             0.03                 --              0.03
  February 1, 2000 to December 31, 2000
    (a).................................  $ 1.00             0.05                 --              0.05

                                              DIVIDENDS TO SHAREHOLDERS FROM:
                                          ---------------------------------------

                                             NET            NET
                                          INVESTMENT      REALIZED        TOTAL
                                            INCOME         GAINS        DIVIDENDS
                                          ----------      --------      ---------
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
  Year Ended December 31, 2002..........       --             --             --
  May 1, 2001 to December 31, 2001
    (a).................................       --             --             --
USAZ ALLIANCE CAPITAL TECHNOLOGY FUND
  Year Ended December 31, 2002..........       --             --             --
  November 5, 2001 to December 31,
    2001(a).............................       --             --             --
USAZ TEMPLETON DEVELOPED MARKETS FUND
  Year Ended December 31, 2002..........    (0.09)            --          (0.09)
  November 5, 2001 to December 31,
    2001(a).............................       --             --             --
USAZ ALLIANCE CAPITAL LARGE CAP GROWTH
  FUND
  Year Ended December 31, 2002..........       --          (0.01)         (0.01)
  November 5, 2001 to December 31,
    2001(a).............................       --             --             --
USAZ VAN KAMPEN GROWTH FUND
  Year Ended December 31, 2002..........       --             --             --
  May 1, 2001 to December 31, 2001
    (a).................................       --             --             --
USAZ PIMCO RENAISSANCE FUND
  Year Ended December 31, 2002..........       --*         (0.03)         (0.03)
  November 5, 2001 to December 31,
    2001(a).............................       --*            --             --
USAZ PIMCO VALUE FUND
  Year Ended December 31, 2002..........    (0.02)         (0.07)         (0.09)
  November 5, 2001 to December 31,
    2001(a).............................       --*            --             --*
USAZ VAN KAMPEN EMERGING GROWTH FUND
  Year Ended December 31, 2002..........       --             --             --
  May 1, 2001 to December 31, 2001
    (a).................................       --             --             --
USAZ VAN KAMPEN COMSTOCK FUND
  Year Ended December 31, 2002..........    (0.03)         (0.03)         (0.06)
  May 1, 2001 to December 31, 2001
    (a).................................    (0.03)         (0.02)         (0.05)
USAZ PIMCO GROWTH AND INCOME FUND
  Year Ended December 31, 2002..........    (0.10)            --          (0.10)
  November 5, 2001 to December 31,
    2001(a).............................    (0.02)            --          (0.02)
USAZ VAN KAMPEN GROWTH AND INCOME FUND
  Year Ended December 31, 2002..........    (0.07)            --          (0.07)
  May 1, 2001 to December 31, 2001
    (a).................................    (0.06)            --          (0.06)
USAZ ALLIANCE CAPITAL GROWTH AND INCOME
  FUND
  Year Ended December 31, 2002..........    (0.07)         (0.01)         (0.08)
  November 5, 2001 to December 31, 2001
    (a).................................    (0.02)            --          (0.02)
USAZ AIM BASIC VALUE FUND
  May 1, 2002 to December 31, 2002
    (a).................................    (0.01)            --          (0.01)
USAZ AIM BLUE CHIP FUND
  May 1, 2002 to December 31, 2002
    (a).................................       --*            --             --*
USAZ AIM DENT DEMOGRAPHICS FUND
  May 1, 2002 to December 31, 2002
    (a).................................       --             --             --
USAZ AIM INTERNATIONAL EQUITY FUND
  May 1, 2002 to December 31, 2002
    (a).................................       --             --             --
USAZ OPPENHEIMER EMERGING GROWTH FUND
  May 1, 2002 to December 31, 2002
    (a).................................       --             --             --
USAZ MONEY MARKET FUND
  Year Ended December 31, 2002..........    (0.01)            --          (0.01)
  Year Ended December 31, 2001..........    (0.03)            --          (0.03)
  February 1, 2000 to December 31, 2000
    (a).................................    (0.05)            --          (0.05)

------------

*    Amount less than $.005.
** The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

See accompanying notes to the financial statements.
 100

                                              NET ASSET
                                               VALUE,
                                               END OF      TOTAL
                                               PERIOD     RETURN**
                                              ---------   --------
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
  Year Ended December 31, 2002...............  $ 5.48      (32.35)%
  May 1, 2001 to December 31, 2001 (a).......  $ 8.10      (19.00)%(b)
USAZ ALLIANCE CAPITAL TECHNOLOGY FUND
  Year Ended December 31, 2002...............  $ 6.34      (41.13)%
  November 5, 2001 to December 31, 2001(a)...  $10.77        7.70%(b)
USAZ TEMPLETON DEVELOPED MARKETS FUND
  Year Ended December 31, 2002...............  $ 8.75      (13.90)%
  November 5, 2001 to December 31, 2001 (a)..  $10.25        2.50%(b)
USAZ ALLIANCE CAPITAL LARGE CAP GROWTH FUND
  Year Ended December 31, 2002...............  $ 7.30      (30.70)%
  November 5, 2001 to December 31, 2001 (a)..  $10.55        5.50%(b)
USAZ VAN KAMPEN GROWTH FUND
  Year Ended December 31, 2002...............  $ 7.28      (24.25)%
  May 1, 2001 to December 31, 2001 (a).......  $ 9.61       (3.90)%(b)
USAZ PIMCO RENAISSANCE FUND
  Year Ended December 31, 2002...............  $ 8.23      (25.08)%
  November 5, 2001 to December 31, 2001 (a)..  $11.02       10.20%(b)
USAZ PIMCO VALUE FUND
  Year Ended December 31, 2002...............  $ 8.15      (24.90)%
  November 5, 2001 to December 31, 2001 (a)..  $10.96        9.63%(b)
USAZ VAN KAMPEN EMERGING GROWTH
  Year Ended December 31, 2002...............  $ 6.24      (32.32)%
  May 1, 2001 to December 31, 2001 (a).......  $ 9.22       (7.80)%(b)
USAZ VAN KAMPEN COMSTOCK FUND
  Year Ended December 31, 2002...............  $ 7.44      (19.87)%
  May 1, 2001 to December 31, 2001 (a).......  $ 9.39       (5.63)%(b)
USAZ PIMCO Growth and Income Fund
  Year Ended December 31, 2002...............  $ 8.13      (18.88)%
  November 5, 2001 to December 31, 2001 (a)..  $10.14        1.63%(b)
USAZ Van Kampen Growth and Income Fund
  Year Ended December 31, 2002...............  $ 8.21      (14.71)%
  May 1, 2001 to December 31, 2001 (a).......  $ 9.70       (2.71)%(b)
USAZ Alliance Capital Growth and Income Fund
  Year Ended December 31, 2002...............  $ 7.86      (24.18)%
  November 5, 2001 to December 31, 2001 (a)..  $10.45        4.67%(b)
USAZ AIM Basic Value Fund
  May 1, 2002 to December 31, 2002 (a).......  $ 7.63      (23.64)%(b)
USAZ AIM Blue Chip Fund
  May 1, 2002 to December 31, 2002 (a).......  $ 8.09      (19.08)%(b)
USAZ AIM Dent Demographics Fund
  May 1, 2002 to December 31, 2002 (a).......  $ 7.62      (23.80)%(b)
USAZ AIM International Equity Fund
  May 1, 2002 to December 31, 2002 (a).......  $ 8.16      (18.40)%(b)
USAZ Oppenheimer Emerging Growth Fund
  May 1, 2002 to December 31, 2002 (a).......  $ 8.09      (19.10)%(b)
USAZ Money Market Fund
  Year Ended December 31, 2002...............  $ 1.00        0.84%
  Year Ended December 31, 2001...............  $ 1.00        3.27%
  February 1, 2000 to December 31, 2000 (a)..  $ 1.00        5.21%(b)

                                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
                                               ------------------------------------------------------------------------
                                                 NET            NET
                                               ASSETS,      INVESTMENT         EXPENSES         EXPENSES
                                                END OF     INCOME/(LOSS)        BEFORE           NET OF       PORTFOLIO
                                                PERIOD    NET OF WAIVERS/      WAIVERS/         WAIVERS/      TURNOVER
                                               ($000'S)   REIMBURSEMENTS    REIMBURSEMENTS   REIMBURSEMENTS     RATE
                                               --------   ---------------   --------------   --------------   ---------
USAZ VAN KAMPEN AGGRESSIVE GROWTH FUND
  Year Ended December 31, 2002...............  $ 12,265        (0.76)%           3.12%            1.25%        260.54%
  May 1, 2001 to December 31, 2001 (a).......  $  2,999        (0.72)%(c)        7.59%(c)         1.25%(c)     188.58%
USAZ ALLIANCE CAPITAL TECHNOLOGY FUND
  Year Ended December 31, 2002...............  $  9,231        (1.12)%           2.61%            1.25%        122.33%
  November 5, 2001 to December 31, 2001(a)...  $  8,718        (1.02)%(c)        3.19%(c)         1.24%(c)      10.69%
USAZ TEMPLETON DEVELOPED MARKETS FUND
  Year Ended December 31, 2002...............  $  6,395         0.91%            3.36%            1.25%          5.19%
  November 5, 2001 to December 31, 2001 (a)..  $  5,324        (0.52)%(c)        3.56%(c)         1.25%(c)         --
USAZ ALLIANCE CAPITAL LARGE CAP GROWTH FUND
  Year Ended December 31, 2002...............  $ 19,191        (0.30)%           2.15%            1.10%         34.77%
  November 5, 2001 to December 31, 2001 (a)..  $  7,977        (0.12)%(c)        3.36%(c)         1.09%(c)       4.88%
USAZ VAN KAMPEN GROWTH FUND
  Year Ended December 31, 2002...............  $ 19,053        (0.50)%           2.31%            1.20%        179.22%
  May 1, 2001 to December 31, 2001 (a).......  $  5,461        (0.68)%(c)        4.46%(c)         1.20%(c)     103.16%
USAZ PIMCO RENAISSANCE FUND
  Year Ended December 31, 2002...............  $ 78,249         0.06%            1.40%            1.10%         66.85%
  November 5, 2001 to December 31, 2001 (a)..  $  9,197        (0.07)%(c)        2.96%(c)         1.07%(c)       8.84%
USAZ PIMCO VALUE FUND
  Year Ended December 31, 2002...............  $ 23,347         0.57%            1.78%            1.10%        115.67%
  November 5, 2001 to December 31, 2001 (a)..  $  6,461         0.11%(c)         3.43%(c)         1.09%(c)      15.83%
USAZ VAN KAMPEN EMERGING GROWTH
  Year Ended December 31, 2002...............  $ 36,137        (0.40)%           2.07%            1.10%        188.69%
  May 1, 2001 to December 31, 2001 (a).......  $  6,209        (0.21)%(c)        3.81%(c)         1.10%(c)     160.81%
USAZ VAN KAMPEN COMSTOCK FUND
  Year Ended December 31, 2002...............  $ 72,833         1.14%            1.48%            1.20%         49.06%
  May 1, 2001 to December 31, 2001 (a).......  $ 17,029         1.01%(c)         3.01%(c)         1.20%(c)      32.23%
USAZ PIMCO Growth and Income Fund
  Year Ended December 31, 2002...............  $  8,586         1.31%            2.30%            1.10%         61.45%
  November 5, 2001 to December 31, 2001 (a)..  $  5,165         1.54%(c)         3.70%(c)         1.09%(c)       6.46%
USAZ Van Kampen Growth and Income Fund
  Year Ended December 31, 2002...............  $ 47,721         0.94%            1.58%            1.10%         60.56%
  May 1, 2001 to December 31, 2001 (a).......  $ 16,401         1.00%(c)         2.71%(c)         1.10%(c)      56.31%
USAZ Alliance Capital Growth and Income Fund
  Year Ended December 31, 2002...............  $ 15,988         0.83%            2.18%            1.10%         58.40%
  November 5, 2001 to December 31, 2001 (a)..  $  8,602         1.06%(c)         3.28%(c)         1.09%(c)       8.63%
USAZ AIM Basic Value Fund
  May 1, 2002 to December 31, 2002 (a).......  $ 20,776         0.22%(c)         2.19%(c)         1.10%(c)      13.05%
USAZ AIM Blue Chip Fund
  May 1, 2002 to December 31, 2002 (a).......  $ 11,680         0.05%(c)         2.88%(c)         1.15%(c)      46.38%
USAZ AIM Dent Demographics Fund
  May 1, 2002 to December 31, 2002 (a).......  $  6,131        (0.51)%(c)        3.78%(c)         1.20%(c)     133.17%
USAZ AIM International Equity Fund
  May 1, 2002 to December 31, 2002 (a).......  $  8,298        (0.16)%(c)        3.70%(c)         1.25%(c)      74.30%
USAZ Oppenheimer Emerging Growth Fund
  May 1, 2002 to December 31, 2002 (a).......  $ 13,913        (0.57)%(c)        2.38%(c)         1.25%(c)     144.70%
USAZ Money Market Fund
  Year Ended December 31, 2002...............  $193,157         0.81%            0.89%            0.87%           N/A
  Year Ended December 31, 2001...............  $104,481         2.53%            1.21%            0.90%           N/A
  February 1, 2000 to December 31, 2000 (a)..  $ 22,258         5.62%(c)         1.51%(c)         0.90%(c)        N/A

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of USAllianz Variable Insurance Products Trust:

We have audited the accompanying statements of assets and liabilities of USAllianz Variable Insurance Products Trust -- USAZ Van Kampen Aggressive Growth Fund, USAZ Alliance Capital Technology Fund, USAZ Templeton Developed Markets Fund, USAZ Alliance Capital Large Cap Growth Fund, USAZ Van Kampen Growth Fund, USAZ PIMCO Renaissance Fund, USAZ PIMCO Value Fund, USAZ Van Kampen Emerging Growth Fund, USAZ Van Kampen Comstock Fund, USAZ PIMCO Growth and Income Fund, USAZ Van Kampen Growth and Income Fund, USAZ Alliance Capital Growth and Income Fund, USAZ AIM Basic Value Fund, USAZ AIM Blue Chip Fund, USAZ AIM Dent Demographic Trends Fund, USAZ AIM International Equity Fund, USAZ Oppenheimer Emerging Growth Fund and USAZ Money Market Fund (the Funds), including the schedules of portfolio investments, as of December 31, 2002, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2002, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of December 31, 2002, the results of their operations for the period then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 19, 2003

INFORMATION ABOUT TRUSTEES (UNAUDITED)

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the Shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations. The information regarding the Independent Trustees is set forth below:

                                                                                   NUMBER OF
                         POSITION(S)                                              PORTFOLIOS
                          HELD WITH        TERM OF                               OVERSEEN FOR     DIRECTORSHIPS
                        USALLIANZ VIP   OFFICE/LENGTH   PRINCIPAL OCCUPATION(S)  USALLIANZ VIP   HELD OUTSIDE THE
NAME, ADDRESS, AND AGE      TRUST       OF TIME SERVED  DURING THE PAST 5 YEARS      TRUST         FUND COMPLEX
----------------------  -------------   --------------  -----------------------  -------------   ----------------
Harrison Conrad            Trustee         Since 10/99  Retired; Board Member         18               N/A
79 Dorchester Rd.                                       of Capital Re
Darien, CT 06820                                        Corporation from 1995
09/16/34                                                to December 1999;
                                                        Retired from J.P.
                                                        Morgan after 34 years.

Roger Gelfenbien           Trustee         Since 10/99  Retired; Partner of           18               N/A
37 Stonegate Dr.                                        Anderson Consulting
Wethersfield, CT 06109                                  from 1983 to August
05/14/43                                                1999.

Arthur C. Reeds III        Trustee         Since 10/99  Senior Investment             18               N/A
36 Fernwood Rd.                                         Officer, Hartford
West Hartford, CT                                       Foundation for Public
06119                                                   Giving from September
03/31/44                                                2000 to present;
                                                        Chairman, Chief
                                                        Executive and President
                                                        of Conning Corp. from
                                                        September 1999 to March
                                                        2000; Investment
                                                        Consultant from 1997 to
                                                        September 1999; Chief
                                                        Investment Officer of
                                                        CIGNA Corporation from
                                                        1991 to 1997.

                      (This page intentionally left blank)

USAllianz Funds

The USAllianz VIP Funds are distributed by BISYS Fund Services.
These funds are not FDIC insured.                      ANNRPT1202  2/03